UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2024

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Limited Duration Income
Fund (EVV)
Annual Report
March 31, 2024

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2024
Eaton Vance
Limited Duration Income Fund

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The world’s financial markets posted broad gains for the 12-month period ended March 31, 2024. During the period, inflation moderated in many countries, the U.S. economy outperformed expectations, and credit spreads generally tightened. These and other positive dynamics overshadowed concerns about rising global bond yields and heightened geopolitical tensions, including renewed conflict in the Middle East.
In the opening months of the period, concerns over the failures of Silicon Valley Bank and Signature Bank, as well as the general health of regional U.S. banks, loomed over fixed-income markets. Returns generally softened further during the second quarter of 2023 over concerns that the U.S. Congress might not pass legislation to meet the country’s looming debt ceiling, and fears of a resurgence in inflation fueled by persistently strong consumer spending and jobs growth data.
The U.S. Federal Reserve (the Fed) raised the federal funds rates twice during the period to 5.50%, and the cumulative effects of the monetary tightening cycle that began in March 2022 helped reduce U.S. inflation. The Fed eventually slowed its pace of short-term interest rate increases before signaling the end of its rate-hiking cycle in December 2023. Additionally, America’s central bank projected that it would cut interest rates by as many as three times in calendar year 2024. Against this backdrop, the U.S. economy was resilient in the relatively high-rate environment, posting solid growth as strength in the labor market supported healthy levels of consumer spending.
For the period as a whole, U.S. Treasurys were among the worst-performing fixed-income asset classes during the Fed’s tightening cycle, with the Bloomberg U.S. Treasury Index returning 0.05%. Performance for mortgage-backed securities (MBS) weakened early in the period as the Fed reduced its MBS holdings as part of its quantitative tightening program. The MBS asset class was also hurt by the collapse of several U.S. regional banks -- significant buyers of MBS -- that liquidated their assets following the regional banking crisis of March 2023. Despite these challenges, the ICE BofA U.S.
Mortgage-Backed Securities Index returned 1.36% during the period.
In corporate credit markets, investment-grade bonds were positive, with the ICE BofA U.S. Corporate Index returning 4.70%. Below investment-grade bonds fared better, with the ICE BofA U.S. High Yield Index returning 11.04%. Benefiting from higher coupons as a result of higher interest rates, the senior corporate loan market was a standout during the period, as the Morningstar® LSTA® US Leveraged Loan IndexSM returned 12.47%.
Fund Performance
For the 12-month period ended March 31, 2024, Eaton Vance Limited Duration Income Fund (the Fund) returned 11.73% at net asset value of its common shares (NAV), outperforming its primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned 1.70%. The Fund also outperformed its secondary benchmark -- 33.33% Morningstar® LSTA® US Leveraged Loan IndexSM, 33.33% ICE BofA Single-B U.S. High Yield Index, and 33.34% ICE BofA U.S. Mortgage-Backed Securities Index (the Blended Index) -- which returned 8.36% during the period.
The Fund’s use of investment leverage -- not employed by either its primary or secondary benchmarks -- was among the largest contributors to Fund performance versus the Index during the period. As the Fund’s underlying investments were generally positive during the period, leverage was a tailwind for Index-relative performance.
Among the Fund’s Blended Index allocations, the decision to underweight exposure to mortgage-backed securities (MBS) contributed to performance versus the Blended Index during the period. As interest rates rose across the curve during the period, the Fund’s preference for higher coupon fixed-rate agency MBS contributed to relative returns versus the MBS component of the Blended Index, as these securities generally carried shorter durations.
In addition to rising interest rates, the agency MBS sector also faced technical pressures during the period. While higher yields and wider spreads increased demand for agency MBS, it was not enough to offset the negative impact of a U.S. regional banking crisis in early 2023, which resulted in weak bank demand for agency MBS.
The Fund’s exposure to floating-rate corporate loans contributed to returns and outperformed the Blended Index during the period. The Fund’s loan allocations included exposure to debt tranches of collateralized loan obligations, which outperformed the Blended Index. Loan selections within the pharmaceuticals and capital markets segments also added to relative performance versus the loan component of the Blended Index.
Elsewhere, the Fund’s out-of-Blended Index allocation to European floating-rate loans benefited Fund performance relative to the Blended Index during the period. An out-of-Blended Index exposure to emerging-market debt was a strong contributor during the period, although this gain was partially offset by the Fund’s allocation to investment-grade corporate bonds, which underperformed the Blended Index. The Fund’s allocation to high yield corporate bonds outperformed the Blended Index, but trailed returns of the high yield component of the Blended Index during the period, while an out-of-Blended Index exposure to CCC-rated bonds aided relative returns.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Management’s Discussion of Fund Performance† — continued

On the down side, the Fund’s underweight exposure to loans detracted from Blended Index-relative returns, given the strong performance of the loan market during the period. Loan selections within the household durables and software industries also detracted from returns relative to the loan component of the Blended Index.
An out-of-Blended Index exposure to BB-rated bonds was the primary detractor from relative performance. Credit selections within the B-rated segment were also punitive. Overall, the Fund’s duration positioning detracted from Blended Index-relative performance, although credit selections contributed to relative returns.
An overweight allocation to bonds with durations of greater than 10 years detracted from Blended Index-relative returns. Credit selections in bonds with durations between three and five years had the largest negative impact on relative performance during the period.
On a sector basis, the best-performing sectors within the Fund’s high yield allocation were telecommunications and diversified media. The Fund’s underweight exposure to a poor-performing telecommunications and internet service provider was the primary driver of Blended Index-relative outperformance within the sector during the period. Credit selections within the diversified media sector also aided relative performance. The top individual contributor within the sector was a small equity position in an American in-theater cinema advertising company that had emerged from bankruptcy.
In contrast, the worst-performing sectors in the Fund’s high yield allocation were diversified financial services and retail. Negative relative performance was due to credit selections within both sectors, although an overweight allocation to the retail sector was beneficial.
In diversified financial services, an out-of-Blended Index position in an American financial holding company, and not owning a large cryptocurrency exchange platform detracted from relative performance. The top individual detractor in the retail sector was not owning a television network that sells beauty products and home goods, which staged a remarkable recovery during the period due to better cost management.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Performance

Portfolio Manager(s) Catherine C. McDermott, Andrew Szczurowski, CFA, Kelley Gerrity and Tara O'Brien
% Average Annual Total Returns[1,2]	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	05/30/2003	11.73%	3.78%	4.48%
Fund at Market Price	—	9.35	4.77	4.47

Bloomberg U.S. Aggregate Bond Index	—	1.70%	0.36%	1.54%
Blended Index	—	8.36	3.00	3.28
% Premium/Discount to NAV[3]
As of period end	(8.19)%
Distributions [4]
Total Distributions per share for the period	$0.94
Distribution Rate at NAV	8.95%
Distribution Rate at Market Price	9.75
% Total Leverage[5]
Auction Preferred Shares (APS)	11.43%
Borrowings	23.24
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Fund Profile

Asset Allocation (% of total investments)[1]
Footnotes:
[1]	Including the Fund’s use of leverage, Asset Allocation as a percentage of the Fund's net assets amounted to 162.4%.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡

Investment Objectives. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. Under normal market conditions, the Fund expects to maintain an average duration of no more than five years (including the effect of anticipated leverage).
Principal Strategies. In pursuing its investment objectives, the Fund normally invests at least 25% of its total assets in each of: (1) investments rated investment grade, including, but not limited to, U.S. Government securities (which may include U.S. Treasuries and mortgage-backed securities (MBS) and other securities issued, backed, or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities), commercial MBS and corporate debt obligations; and (2) investments rated below investment grade, including, but not limited to, senior loans, high-yield debt securities and collateralized loan obligations. Investment-grade investments are those rated BBB- or higher by S&P Global Ratings or Fitch Ratings, Baa3 or higher as determined by Moody’s Investor Service, Inc. or, if not rated, determined to be of comparable credit quality by the Fund’s portfolio managers.
Under normal market conditions, the Fund structures and seeks to maintain its portfolio of high-quality investments (such as MBS) and lower quality non-investment instruments and securities in such a manner that the Fund has an average dollar-weighted portfolio credit quality of investment grade. Within the foregoing guideline, the Fund may invest in individual investments of any credit quality.
The Fund may invest without limit in foreign investments denominated in U.S. dollars and may invest up to 15% of its net assets in foreign investments denominated in authorized foreign currencies, which include euros, British pounds, Swiss francs, Canadian dollars and Australian dollars. The Fund seeks to hedge against foreign currency fluctuations through the use of currency exchange contracts and other permitted hedging strategies. Foreign investments may include emerging markets investments. The Fund may enter into forward commitments to buy or sell agency MBS (to-be-announced transactions, or “TBAs”). The Fund may also invest in other types of investments that are not part of its principal strategy from time to time.
The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. The Fund also may establish leverage through derivatives and reverse repurchase agreements. The Fund is permitted to invest up to 10% of its gross assets in credit default swaps (“CDS”) on below investment grade corporate securities, senior floating-rate bank loans and/or indices related to such investments to gain exposure to such underlying credits or indices. In addition, the Fund may invest in CDS for risk management purposes, including diversification.
When deemed by the investment adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the investment adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.
Principal Risks
Investment and Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Fund’s shares represents an indirect investment in the securities owned by the Fund, which will generally trade in the over-the-counter (“OTC”) markets. The Fund’s shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.
The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Loans Risk. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expenses enforcing its rights with respect to
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage backed securities (“CMBS”), automobile receivables or credit card receivables, and include collateralized loan obligations (“CLOs”) and stripped securities. Interests in collateralized loan obligations (“CLOs”) are split into two or more portions, called tranches, which vary in risk, maturity, payment priority and yield. Each CLO tranche is entitled to scheduled debt payments from the underlying loans and assumes the risk of a default by the underlying loans. The Fund will indirectly bear any management fees and expenses incurred by a CLO.
U.S. Government Securities Risk. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if not obligated to do so by law. U.S. Treasury and U.S. Government Agency securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.
Credit Risk. Investments in fixed income and other debt obligations, including loans (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.
Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund were historically based on the London Interbank Offered Rate (“LIBOR”), which was the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR historically was used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Upon a determination by regulators to phase out the use of LIBOR, market participants have been transitioning to the use of alternative reference rates over the past few years. As of June 30, 2023, the administrator of LIBOR ceased publishing LIBOR settings. The impact of the transition away from LIBOR on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.
Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Emerging markets investments may also include investments through complex structures that may lack transparency.
Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.
Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with its proceeds from the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Reverse repurchase agreements, which are economically equivalent to secured borrowings create leverage for the Fund. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.
Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Inflation Risk/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during periods of rising inflation, short-term interest rates and the Fund’s cost of leverage would likely increase, reducing returns to the Fund’s shareholders to the extent that such increased cost is not offset by commensurately higher income. Deflation risk is the risk that prices throughout the economy decline over time − the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s investments.
Income Risk. The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund call or redeem the securities during periods of falling interest rates, the Fund if issuers likely would be required to reinvest in securities paying lower interest rates. Similarly, if an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. The Fund’s ability to distribute income to shareholders will depend on the yield available on the common shares held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.
Call and Reinvestment Risks. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund’s dividends and possibly could affect the market price of Fund’s shares. Similar risks exist when the Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund’s current earnings rate.
ESG Investment Risk. To the extent that the investment adviser considers environmental, social and/or governance ("ESG") issues as a component in its investment decision-making process, the Fund's performance may be impacted. Additionally, the investment adviser’s consideration of ESG issues in its investment decision-making process may require subjective analysis and the ability of the investment adviser to consider ESG issues may be difficult if data about a particular issuer (or obligor) is limited. The investment adviser’s consideration of ESG issues may contribute to the investment adviser’s decision to forgo opportunities to buy certain securities. ESG issues with respect to an issuer (or obligor) or the investment adviser’s assessment of such may change over time.
Cash and Money Market Instruments; Temporary Defensive Positions. The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated investment company that invests in such instruments. During unusual market conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective(s) and other policies, and as such, the Fund may not achieve its investment objective(s) during this period. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.
Market Discount Risk. As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.
Recent Market Conditions. The outbreak COVID-19 and efforts to contain its spread have resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and the effects of the infectious illness outbreaks, epidemics or pandemics, may be short term or continue for an extended period of time. Health crises caused by outbreaks of disease may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its net asset value, interfere with Fund shareholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Amended and Restated By-Laws include provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. For example, pursuant to the Fund’s Declaration of Trust, the Fund Board is divided into three classes of Trustees with each class serving for a three-year term and certain types of transactions require the favorable vote of holders of at least 75% of the outstanding shares of the Fund.
General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Important Notice to Shareholders
The following information in this annual report is a summary of certain changes since March 31, 2023. This information may not reflect all of the changes that have occurred since you purchased this Fund.
Effective April 18, 2024, Catherine C. McDermott, Andrew Szczurowski, Kelley Gerrity, Tara O'Brien and Bo Hunt comprise the Fund's portfolio management team. Ms. O'Brien has been a Vice President of EVM since 2007 and has been a portfolio manager of the Fund since June 2023. Mr. Hunt has been a Managing Director at the Fund's sub-adviser, Morgan Stanley Investment Management Ltd., since 2021, joined Eaton Vance Management (International) Limited, a former subsidiary of EVM, in 2016 and has been a portfolio manager of the Fund since April 2024.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.The Blended Index consists of 33.33% Morningstar® LSTA® US Leveraged Loan IndexSM, 33.33% ICE BofA Single-B U.S. High Yield Index and 33.34% ICE BofA U.S. Mortgage-Backed Securities Index, rebalanced monthly. Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. ICE BofA Single B U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds with a credit quality rating of B. ICE BofA U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass-through securities issued by U.S. agencies. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the ten-year period is the impact of the 2018 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 92% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower. Pursuant to the Fund’s Dividend Reinvestment Plan, if the NAV per share on the distribution payment date is equal to or less than the market price per share plus estimated brokerage commissions, then new shares are issued. The number of shares shall be determined by the greater of the NAV per share or 95% of the market price. Otherwise, shares generally are purchased on the open market by the Plan’s agent.
[3]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with “yield” or “income.” Distributions in excess of Fund returns may include a return of capital which, over time, will cause the Fund’s net assets and net asset value per share to erode. When the Fund’s distributions include amounts from sources other than net investment income, shareholders are notified. The final determination of the tax characteristics of Fund distributions will occur after the end of the year, at which time that determination will be reported to shareholders.
[5]	Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. ICE BofA U.S. Corporate Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Endnotes and Additional Disclosures — continued

Important Notice to Shareholders
On January 26, 2023, the Fund’s Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the Fund’s By-Laws from the Control Share Provisions of the Fund’s By-Laws.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments

Asset-Backed Securities — 12.3%
Security	Principal Amount (000's omitted)	Value
Alinea CLO Ltd., Series 2018-1A, Class E, 11.579%, (3 mo. SOFR + 6.262%), 7/20/31(1)(2)	$1,000	$ 987,456
AMMC CLO 15 Ltd., Series 2014-15A, Class ERR, 12.486%, (3 mo. SOFR + 7.172%), 1/15/32(1)(2)	500	479,929
AMMC CLO XII Ltd., Series 2013-12A, Class ER, 11.743%, (3 mo. SOFR + 6.442%), 11/10/30(1)(2)	2,000	1,894,628
ARES XXXIV CLO Ltd., Series 2015-2A, Class ER, 12.428%, (3 mo. SOFR + 7.112%), 4/17/33(1)(2)	2,000	1,971,942
ARES XXXVR CLO Ltd., Series 2015-35RA, Class E, 11.276%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	2,000	1,971,624
Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class E, 12.278%, (3 mo. SOFR + 6.962%), 1/17/32(1)(2)	3,000	3,008,487
Benefit Street Partners CLO XVII Ltd., Series 2019-17A, Class ER, 11.926%, (3 mo. SOFR + 6.612%), 7/15/32(1)(2)	3,000	3,014,745
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class ER, 12.326%, (3 mo. SOFR + 7.012%), 10/15/34(1)(2)	4,500	4,519,894
Benefit Street Partners CLO XXII Ltd., Series 2020-22A, Class ER, 12.248%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	2,000	2,005,226
Benefit Street Partners CLO XXXII Ltd.:
Series 2023-32A, Class D, 9.615%, (3 mo. SOFR + 4.25%), 10/25/36(1)(2)	3,000	3,003,807
Series 2023-32A, Class E, 12.715%, (3 mo. SOFR + 7.35%), 10/25/36(1)(2)	2,000	2,023,292
BlueMountain CLO Ltd.:
Series 2016-3A, Class ER, 11.519%, (3 mo. SOFR + 6.212%), 11/15/30(1)(2)	2,000	1,886,268
Series 2018-1A, Class E, 11.529%, (3 mo. SOFR + 6.212%), 7/30/30(1)(2)	1,000	911,543
BlueMountain CLO XXIV Ltd., Series 2019-24A, Class ER, 12.419%, (3 mo. SOFR + 7.102%), 4/20/34(1)(2)	1,000	944,049
BlueMountain CLO XXV Ltd., Series 2019-25A, Class ER, 12.826%, (3 mo. SOFR + 7.512%), 7/15/36(1)(2)	2,000	1,937,846
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class ER, 12.709%, (3 mo. SOFR + 7.392%), 10/20/34(1)(2)	2,500	2,448,280
BlueMountain CLO XXX Ltd., Series 2020-30A, Class ER, 12.014%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,913,096
BlueMountain CLO XXXIV Ltd., Series 2022-34A, Class E, 12.868%, (3 mo. SOFR + 7.55%), 4/20/35(1)(2)	1,000	973,664
Brookhaven Park CLO Ltd., Series 2024-1A, Class D, (3 mo. SOFR + 3.60%), 4/19/37(1)(2)(3)	3,000	3,011,781
Security	Principal Amount (000's omitted)	Value
Bryant Park Funding Ltd., Series 2023-21A, Class D, 10.935%, (3 mo. SOFR + 5.45%), 10/18/36(1)(2)	$3,000	$ 3,048,945
Canyon Capital CLO Ltd.:
Series 2016-2A, Class ER, 11.576%, (3 mo. SOFR + 6.262%), 10/15/31(1)(2)	3,350	3,299,753
Series 2019-2A, Class ER, 12.326%, (3 mo. SOFR + 7.012%), 10/15/34(1)(2)	1,000	984,763
Carlyle C17 CLO Ltd., Series C17A, Class DR, 11.579%, (3 mo. SOFR + 6.262%), 4/30/31(1)(2)	1,750	1,703,023
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class DR2, 12.076%, (3 mo. SOFR + 6.762%), 1/14/32(1)(2)	2,000	1,976,126
Series 2014-4RA, Class D, 11.226%, (3 mo. SOFR + 5.912%), 7/15/30(1)(2)	1,250	1,204,918
Series 2015-5A, Class DR, 12.279%, (3 mo. SOFR + 6.962%), 1/20/32(1)(2)	1,000	987,430
Carlyle U.S. CLO Ltd.:
Series 2022-6A, Class DR, 10.075%, (3 mo. SOFR + 4.75%), 10/25/36(1)(2)	5,400	5,480,870
Series 2022-6A, Class ER, 13.225%, (3 mo. SOFR + 7.90%), 10/25/36(1)(2)	2,000	2,043,982
Cedar Funding X CLO Ltd., Series 2019-10A, Class ER, 12.079%, (3 mo. SOFR + 6.762%), 10/20/32(1)(2)	1,500	1,473,024
Clover CLO Ltd., Series 2019-1A, Class ER, 11.998%, (3 mo. SOFR + 6.70%), 4/18/35(1)(2)	2,877	2,827,818
Dryden 41 Senior Loan Fund, Series 2015-41A, Class ER, 10.876%, (3 mo. SOFR + 5.562%), 4/15/31(1)(2)	2,000	1,828,750
Dryden 42 Senior Loan Fund, Series 2016-42A, Class ER, 11.126%, (3 mo. SOFR + 5.812%), 7/15/30(1)(2)	1,000	973,514
Elmwood CLO 14 Ltd., Series 2022-1A, Class E, 11.668%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	1,000	1,002,625
Elmwood CLO 17 Ltd., Series 2022-4A, Class E, 12.467%, (3 mo. SOFR + 7.15%), 7/17/35(1)(2)	2,000	2,011,218
Elmwood CLO VIII Ltd., Series 2021-1A, Class DR, 9.128%, (3 mo. SOFR + 3.80%), 4/20/37(1)(2)	4,000	4,007,152
Galaxy 33 CLO Ltd., Series 2024-33A, Class D1, (3 mo. SOFR + 3.55%), 4/20/37(1)(2)(3)	2,000	2,007,858
Galaxy XIX CLO Ltd., Series 2015-19A, Class D2R, 12.58%, (3 mo. SOFR + 7.262%), 7/24/30(1)(2)	1,600	1,567,782
Galaxy XV CLO Ltd., Series 2013-15A, Class ER, 12.221%, (3 mo. SOFR + 6.907%), 10/15/30(1)(2)	3,275	3,218,202
Galaxy XXI CLO Ltd., Series 2015-21A, Class ER, 10.829%, (3 mo. SOFR + 5.512%), 4/20/31(1)(2)	1,100	1,084,925
Galaxy XXV CLO Ltd., Series 2018-25A, Class E, 11.536%, (3 mo. SOFR + 6.212%), 10/25/31(1)(2)	1,000	989,188

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Golub Capital Partners CLO 37B Ltd., Series 2018-37A, Class E, 11.329%, (3 mo. SOFR + 6.012%), 7/20/30(1)(2)	$3,000	$ 3,007,503
Golub Capital Partners CLO 50B-R Ltd., Series 2020-50A, Class ER, 12.418%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	2,000	2,005,302
Golub Capital Partners CLO 72 B Ltd., Series 2024-72A, Class D, 9.296%, (3 mo. SOFR + 4.00%), 4/25/37(1)(2)	2,000	2,003,024
Madison Park Funding XVII Ltd., Series 2015-17A, Class ER, 12.079%, (3 mo. SOFR + 6.762%), 7/21/30(1)(2)	2,000	2,009,958
Madison Park Funding XXXVI Ltd., Series 2019-36A, Class ER, 12.364%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	3,000	3,007,809
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class ER, 11.726%, (3 mo. SOFR + 6.412%), 7/15/33(1)(2)	3,500	3,517,094
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class ER, 11.638%, (3 mo. SOFR + 6.322%), 10/17/30(1)(2)	1,500	1,507,424
Neuberger Berman Loan Advisers CLO 30 Ltd., Series 2018-30A, Class ER, 11.779%, (3 mo. SOFR + 6.462%), 1/20/31(1)(2)	2,000	1,984,974
Neuberger Berman Loan Advisers CLO 31 Ltd., Series 2019-31A, Class ER, 12.079%, (3 mo. SOFR + 6.762%), 4/20/31(1)(2)	1,000	996,758
Neuberger Berman Loan Advisers CLO 48 Ltd., Series 2022-48A, Class E, 11.825%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	2,000	2,004,054
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	1,486	1,385,889
OCP CLO Ltd., Series 2024-32A, Class D1, 9.075%, (3 mo. SOFR + 3.75%), 4/23/37(1)(2)(3)	4,000	4,015,704
Octagon 68 Ltd.:
Series 2023-1A, Class D, 9.551%, (3 mo. SOFR + 4.20%), 10/20/36(1)(2)	5,000	5,018,340
Series 2023-1A, Class E, 12.591%, (3 mo. SOFR + 7.24%), 10/20/36(1)(2)	2,000	2,018,730
Palmer Square CLO Ltd.:
Series 2013-2A, Class DRR, 11.428%, (3 mo. SOFR + 6.112%), 10/17/31(1)(2)	2,000	2,003,182
Series 2018-1A, Class CR, 9.224%, (3 mo. SOFR + 3.90%), 4/18/37(1)(2)	3,000	3,008,346
Series 2019-1A, Class DR, 12.068%, (3 mo. SOFR + 6.762%), 11/14/34(1)(2)	2,000	1,995,014
Series 2021-3A, Class E, 11.726%, (3 mo. SOFR + 6.412%), 1/15/35(1)(2)	2,500	2,512,185
Series 2023-3A, Class D, 10.058%, (3 mo. SOFR + 4.70%), 1/20/37(1)(2)	3,500	3,570,830
RAD CLO 5 Ltd., Series 2019-5A, Class E, 12.28%, (3 mo. SOFR + 6.962%), 7/24/32(1)(2)	4,550	4,507,225
Security	Principal Amount (000's omitted)	Value
RAD CLO 22 Ltd., Series 2023-22A, Class D, 10.372%, (3 mo. SOFR + 5.00%), 1/20/37(1)(2)	$3,000	$ 3,045,861
Regatta IX Funding Ltd., Series 2017-1A, Class E, 11.578%, (3 mo. SOFR + 6.262%), 4/17/30(1)(2)	450	447,750
Regatta XII Funding Ltd., Series 2019-1A, Class ER, 11.926%, (3 mo. SOFR + 6.612%), 10/15/32(1)(2)	2,000	1,990,512
Regatta XIII Funding Ltd., Series 2018-2A, Class D, 11.526%, (3 mo. SOFR + 6.212%), 7/15/31(1)(2)	2,000	1,899,180
Regatta XIV Funding Ltd., Series 2018-3A, Class E, 11.536%, (3 mo. SOFR + 6.212%), 10/25/31(1)(2)	1,000	989,664
Regatta XVI Funding Ltd., Series 2019-2A, Class E, 12.576%, (3 mo. SOFR + 7.262%), 1/15/33(1)(2)	1,800	1,804,869
Vibrant CLO 1X Ltd., Series 2018-9A, Class D, 11.829%, (3 mo. SOFR + 6.512%), 7/20/31(1)(2)	1,000	923,618
Vibrant CLO XI Ltd., Series 2019-11A, Class D, 12.349%, (3 mo. SOFR + 7.032%), 7/20/32(1)(2)	575	558,493
Voya CLO Ltd.:
Series 2015-3A, Class DR, 11.779%, (3 mo. SOFR + 6.462%), 10/20/31(1)(2)	3,000	2,674,299
Series 2016-3A, Class DR, 11.64%, (3 mo. SOFR + 6.342%), 10/18/31(1)(2)	1,400	1,259,311
Wellfleet CLO Ltd., Series 2020-1A, Class D, 12.816%, (3 mo. SOFR + 7.502%), 4/15/33(1)(2)	2,000	1,957,880
Total Asset-Backed Securities (identified cost $152,819,433)		$ 152,260,205

Closed-End Funds — 1.7%
Security	Shares	Value
BlackRock Corporate High Yield Fund, Inc.	2,188,579	$ 21,426,189
Total Closed-End Funds (identified cost $26,062,179)		$ 21,426,189

Collateralized Mortgage Obligations — 18.5%
Security	Principal Amount (000's omitted)	Value
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	$2,763	$ 2,513,602
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	119	118,404
Series 2122, Class K, 6.00%, 2/15/29	21	21,219
Series 2130, Class K, 6.00%, 3/15/29	14	14,586
Series 2167, Class BZ, 7.00%, 6/15/29	18	17,878
Series 2182, Class ZB, 8.00%, 9/15/29	166	168,669
Series 2198, Class ZA, 8.50%, 11/15/29	146	148,494

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 2458, Class ZB, 7.00%, 6/15/32	$295	$ 304,124
Series 3762, Class SH, 0.00%, (9.771% - 30-day SOFR Average x 2.00, Floor 0.00%), 11/15/40(5)	376	274,338
Series 4273, Class PU, 4.00%, 11/15/43	2,263	2,029,524
Series 4273, Class SP, 0.00%, (11.695% - 30-day SOFR Average x 2.667, Floor 0.00%), 11/15/43(5)	503	392,928
Series 4678, Class PC, 3.00%, 1/15/46	2,197	2,020,791
Series 5028, Class TZ, 2.00%, 10/25/50	2,671	1,411,217
Series 5035, Class AZ, 2.00%, 11/25/50	8,186	3,921,468
Series 5083, Class SK, 0.00%, (3.867% - 30-day SOFR Average x 1.333, Floor 0.00%), 3/25/51(5)	2,047	1,176,552
Series 5327, Class B, 6.00%, 8/25/53	5,000	5,066,676
Series 5353, Class AZ, 6.50%, 11/25/53	2,055	2,181,287
Interest Only:(6)
Series 284, Class S6, 0.667%, (5.986% - 30-day SOFR Average), 10/15/42(5)	1,017	95,562
Series 362, Class C7, 3.50%, 9/15/47	4,199	751,872
Series 362, Class C11, 4.00%, 12/15/47	3,899	806,754
Series 4067, Class JI, 3.50%, 6/15/27	435	15,430
Series 4070, Class S, 0.667%, (5.986% - 30-day SOFR Average), 6/15/32(5)	2,118	116,793
Series 4094, Class CS, 0.567%, (5.886% - 30-day SOFR Average), 8/15/42(5)	600	54,692
Series 4095, Class HS, 0.667%, (5.986% - 30-day SOFR Average), 7/15/32(5)	413	13,395
Series 4109, Class ES, 0.717%, (6.036% - 30-day SOFR Average), 12/15/41(5)	81	7,825
Series 4110, Class SA, 0.217%, (5.536% - 30-day SOFR Average), 9/15/42(5)	1,809	110,148
Series 4149, Class S, 0.817%, (6.136% - 30-day SOFR Average), 1/15/33(5)	1,131	67,152
Series 4188, Class AI, 3.50%, 4/15/28	326	9,872
Series 4203, Class QS, 0.817%, (6.136% - 30-day SOFR Average), 5/15/43(5)	2,117	120,876
Series 4408, Class IP, 3.50%, 4/15/44	1,348	172,470
Series 4435, Class BI, 3.50%, 7/15/44	2,575	371,848
Series 4629, Class QI, 3.50%, 11/15/46	1,166	230,305
Series 4644, Class TI, 3.50%, 1/15/45	1,245	176,713
Series 4744, Class IO, 4.00%, 11/15/47	1,988	404,563
Series 4749, Class IL, 4.00%, 12/15/47	884	180,121
Series 4793, Class SD, 0.767%, (6.086% - 30-day SOFR Average), 6/15/48(5)	4,140	444,500
Series 4966, Class SY, 0.615%, (5.936% - 30-day SOFR Average), 4/25/50(5)	11,125	1,307,189
Principal Only:(7)
Series 242, Class PO, 0.00%, 11/15/36	1,672	1,334,494
Series 259, Class PO, 0.00%, 4/15/39	1,069	841,545
Series 3606, Class PO, 0.00%, 12/15/39	1,119	855,712
Security	Principal Amount (000's omitted)	Value
Principal Only: (continued)
Series 4417, Class KO, 0.00%, 12/15/43	$184	$ 120,384
Series 4478, Class PO, 0.00%, 5/15/45	554	400,942
Federal National Mortgage Association:
Series 1994-89, Class ZQ, 8.00%, 7/25/24	10	10,046
Series 1996-57, Class Z, 7.00%, 12/25/26	59	58,970
Series 1997-77, Class Z, 7.00%, 11/18/27	44	44,510
Series 1998-44, Class ZA, 6.50%, 7/20/28	56	56,672
Series 1999-45, Class ZG, 6.50%, 9/25/29	16	16,482
Series 2000-22, Class PN, 6.00%, 7/25/30	229	227,988
Series 2002-21, Class PE, 6.50%, 4/25/32	166	170,301
Series 2005-75, Class CS, 2.461%, (23.742% - 30-day SOFR Average x 4.00), 9/25/35(5)	507	545,505
Series 2007-74, Class AC, 5.00%, 8/25/37	1,929	1,908,084
Series 2011-49, Class NT, 6.00%, (64.855% - 30-day SOFR Average x 10.00, Cap 6.00%), 6/25/41(5)	199	191,110
Series 2012-134, Class ZT, 2.00%, 12/25/42	1,320	1,045,536
Series 2013-6, Class TA, 1.50%, 1/25/43	1,151	979,736
Series 2013-67, Class NF, 5.00%, (30-day SOFR Average + 1.114%, Cap 5.00%), 7/25/43(2)	947	876,093
Series 2017-15, Class LE, 3.00%, 6/25/46	409	395,004
Series 2017-48, Class LG, 2.75%, 5/25/47	1,316	1,135,821
Interest Only:(6)
Series 2011-101, Class IC, 3.50%, 10/25/26	882	20,563
Series 2011-101, Class IE, 3.50%, 10/25/26	281	6,451
Series 2012-33, Class CI, 3.50%, 3/25/27	385	5,567
Series 2012-118, Class IN, 3.50%, 11/25/42	2,748	532,577
Series 2012-124, Class IO, 1.58%, 11/25/42(8)	1,121	50,494
Series 2012-125, Class IG, 3.50%, 11/25/42	8,646	1,798,135
Series 2012-150, Class SK, 0.715%, (6.036% - 30-day SOFR Average), 1/25/43(5)	1,596	150,486
Series 2013-12, Class SP, 0.215%, (5.536% - 30-day SOFR Average), 11/25/41(5)	264	2,987
Series 2013-15, Class DS, 0.765%, (6.086% - 30-day SOFR Average), 3/25/33(5)	3,346	166,643
Series 2013-16, Class SY, 0.715%, (6.036% - 30-day SOFR Average), 3/25/43(5)	869	111,308
Series 2013-64, Class PS, 0.815%, (6.136% - 30-day SOFR Average), 4/25/43(5)	1,155	68,936
Series 2013-75, Class SC, 0.815%, (6.136% - 30-day SOFR Average), 7/25/42(5)	1,420	26,518
Series 2014-32, Class EI, 4.00%, 6/25/44	321	55,449
Series 2014-55, Class IN, 3.50%, 7/25/44	700	131,968
Series 2014-89, Class IO, 3.50%, 1/25/45	925	177,479
Series 2015-52, Class MI, 3.50%, 7/25/45	794	151,784
Series 2018-21, Class IO, 3.00%, 4/25/48	3,711	651,617
Series 2019-1, Class AS, 0.565%, (5.886% - 30-day SOFR Average), 2/25/49(5)	5,975	367,264

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2019-33, Class SK, 0.615%, (5.936% - 30-day SOFR Average), 7/25/49(5)	$3,873	$ 347,467
Series 2020-23, Class SP, 0.615%, (5.936% - 30-day SOFR Average), 2/25/50(5)	3,437	408,463
Principal Only:(7)
Series 379, Class 1, 0.00%, 5/25/37	1,042	823,649
Series 2006-8, Class WQ, 0.00%, 3/25/36	1,740	1,394,601
Government National Mortgage Association:
Series 2017-121, Class DF, 5.00%, (1 mo. SOFR + 0.614%, Cap 5.00%), 8/20/47(2)	2,963	2,846,585
Series 2017-137, Class AF, 5.00%, (1 mo. SOFR + 0.614%, Cap 5.00%), 9/20/47(2)	1,565	1,502,870
Series 2018-6, Class JZ, 4.00%, 1/20/48	5,309	4,957,553
Series 2021-160, Class NZ, 3.00%, 9/20/51	1,537	890,640
Series 2021-165, Class MZ, 2.50%, 9/20/51	9,325	5,524,368
Series 2022-189, Class US, 3.229%, (22.733% - 30-day SOFR Average x 3.667), 11/20/52(5)	4,287	4,184,603
Series 2023-56, Class ZE, 6.00%, 4/20/53	10,564	10,905,820
Series 2023-63, Class S, 3.046%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(5)	4,508	4,340,023
Series 2023-65, Class SD, 3.046%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(5)	5,760	5,759,412
Series 2023-96, Class BL, 6.00%, 7/20/53	4,326	4,414,382
Series 2023-96, Class DB, 6.00%, 7/20/53	2,500	2,544,248
Series 2023-97, Class CB, 6.00%, 7/20/53	10,000	10,180,591
Series 2023-99, Class AL, 6.00%, 7/20/53	2,500	2,550,721
Series 2023-102, Class SG, 2.723%, (22.546% - 30-day SOFR Average x 3.727), 7/20/53(5)	8,123	7,790,673
Series 2023-115, Class AL, 6.00%, 8/20/53	8,500	8,682,449
Series 2023-116, Class CY, 6.00%, 8/20/53	5,000	5,106,286
Series 2023-133, Class S, 5.642%, (21.60% - 30-day SOFR Average x 3.00), 9/20/53(5)	4,208	4,271,331
Series 2023-149, Class S, 5.492%, (21.45% - 30-day SOFR Average x 3.00), 10/20/53(5)	4,935	5,134,404
Series 2023-150, Class AS, 7.048%, (27.528% - 30-day SOFR Average x 3.85), 10/20/53(5)	3,934	4,163,511
Series 2023-153, Class SM, 6.723%, (28.00% - 30-day SOFR Average x 4.00), 10/20/53(5)	4,923	5,195,011
Series 2023-164, Class EL, 6.00%, 11/20/53	6,000	6,158,656
Series 2023-165, Class DY, 6.00%, 11/20/53	12,000	12,195,548
Series 2023-165, Class EY, 6.50%, 11/20/53	30,000	31,409,397
Series 2023-173, Class AX, 6.00%, 11/20/53	6,000	6,142,470
Series 2023-181, Class CL, 6.50%, 11/20/53	2,000	2,114,826
Series 2023-182, Class EL, 6.00%, 12/20/53	3,000	3,057,402
Series 2024-20, Class PZ, 7.50%, 2/20/54	9,964	10,012,447
Interest Only:(6)
Series 2017-104, Class SD, 0.757%, (6.086% - 1 mo. SOFR), 7/20/47(5)	2,325	239,613
Series 2020-151, Class AI, 2.00%, 10/20/50	11,284	1,369,302
Series 2020-154, Class PI, 2.50%, 10/20/50	10,291	1,362,202
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2020-176, Class HI, 2.50%, 11/20/50	$12,003	$ 1,594,271
Series 2021-131, Class QI, 3.00%, 7/20/51	9,443	1,190,646
Series 2021-193, Class IU, 3.00%, 11/20/49	20,160	2,670,681
Series 2021-209, Class IW, 3.00%, 11/20/51	13,149	1,658,654
Total Collateralized Mortgage Obligations (identified cost $268,968,458)		$ 228,026,774

Commercial Mortgage-Backed Securities — 5.4%
Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(8)	$910	$ 323,087
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(8)	3,505	737,433
BBCMS Mortgage Trust, Series 2017-C1, Class D, 3.54%, 2/15/50(1)(8)	2,200	1,623,907
BX Commercial Mortgage Trust, Series 2021-VOLT, Class C, 6.54%, (1 mo. SOFR + 1.214%), 9/15/36(1)(2)	2,000	1,972,082
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class C, 4.752%, 1/10/48(8)	1,300	1,185,549
Series 2016-C3, Class D, 3.052%, 1/10/48(1)(8)	3,500	2,922,992
Series 2016-C7, Class D, 4.367%, 12/10/54(1)(8)	1,675	1,282,071
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class D, 3.225%, 9/15/48(1)	2,218	1,929,525
COMM Mortgage Trust:
Series 2013-CR11, Class D, 4.463%, 8/10/50(1)(8)	6,289	5,704,087
Series 2014-CR21, Class C, 4.409%, 12/10/47(8)	2,000	1,880,016
Series 2015-CR22, Class D, 4.066%, 3/10/48(1)(8)	4,100	3,492,775
CSMC Trust:
Series 2016-NXSR, Class C, 4.425%, 12/15/49(8)	2,770	2,155,131
Series 2016-NXSR, Class D, 4.425%, 12/15/49(1)(8)	3,000	2,091,632
Series 2021-WEHO, Class A, 9.409%, (1 mo. SOFR + 4.083%), 4/15/26(1)(2)	72	70,922
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 8.685%, (30-day SOFR Average + 3.364%), 10/25/49(1)(2)	1,487	1,468,165
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.561%, 9/15/47(1)(8)	3,326	1,988,558
Series 2014-C23, Class D, 3.98%, 9/15/47(1)(8)	3,488	3,130,077
Series 2014-C25, Class D, 3.932%, 11/15/47(1)(8)	3,200	1,843,781

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C13, Class D, 3.983%, 1/15/46(1)(8)	$520	$ 476,988
Series 2013-C16, Class D, 4.884%, 12/15/46(1)(8)	2,612	2,321,349
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,600	368,734
Series 2021-MHC, Class C, 6.741%, (1 mo. SOFR + 1.414%), 4/15/38(1)(2)	1,900	1,894,534
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class B, 4.354%, 6/15/47(8)(9)	363	342,235
Series 2015-C23, Class D, 4.138%, 7/15/50(1)(8)(9)	2,670	2,332,746
Series 2016-C29, Class D, 3.00%, 5/15/49(1)(9)	3,577	2,924,627
Series 2016-C32, Class D, 3.396%, 12/15/49(1)(8)(9)	1,600	1,040,095
Morgan Stanley Capital I Trust:
Series 2016-UBS12, Class D, 3.312%, 12/15/49(1)(9)	4,489	2,306,494
Series 2019-BPR, Class C, 8.968%, (1 mo. SOFR + 3.642%), 5/15/36(1)(2)(9)	1,845	1,798,105
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class D, 3.906%, 4/10/46(1)(8)	3,786	3,261,143
VMC Finance LLC, Series 2021-HT1, Class B, 9.941%, (1 mo. SOFR + 4.614%), 1/18/37(1)(2)	6,000	5,722,916
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class D, 3.949%, 7/15/46(1)(8)	3,000	898,199
Series 2015-C31, Class D, 3.852%, 11/15/48	2,475	1,990,003
Series 2016-C35, Class D, 3.142%, 7/15/48(1)	1,850	1,515,626
Series 2016-C36, Class D, 2.942%, 11/15/59(1)	1,500	988,890
Total Commercial Mortgage-Backed Securities (identified cost $78,787,112)		$ 65,984,474

Common Stocks — 0.7%
Security	Shares	Value
Aerospace and Defense — 0.0%
IAP Worldwide Services LLC(10)(11)(12)	31	$ 0
		$ 0
Chemicals — 0.0%
Flint Campfire Topco Ltd., Class A(10)(11)(12)	43,048	$ 0
		$ 0
Commercial Services & Supplies — 0.1%
Monitronics International, Inc.(11)(12)	26,092	$ 547,932
Phoenix Services International LLC(11)(12)	17,026	161,747
Phoenix Services International LLC(11)(12)	1,554	14,763
		$ 724,442
Security	Shares	Value
Containers and Glass Products — 0.1%
LG Parent Holding Co.(11)(12)	166,175	$ 888,006
		$ 888,006
Electronics/Electrical — 0.0%(13)
Skillsoft Corp.(11)(12)	7,153	$ 64,377
		$ 64,377
Entertainment — 0.0%(13)
New Cineworld Ltd.(11)(12)	12,854	$ 229,364
		$ 229,364
Health Care — 0.1%
Akorn Holding Co. LLC(10)(11)(12)	42,374	$ 0
Envision Parent, Inc.(11)(12)	146,518	1,323,233
		$ 1,323,233
Household Durables — 0.2%
Serta Simmons Bedding, Inc.(11)(12)	246,099	$ 2,184,129
Serta SSB Equipment Co.(10)(11)(12)	246,099	0
		$ 2,184,129
Investment Companies — 0.0%(13)
Aegletes BV(11)(12)	11,215	$ 23,327
		$ 23,327
Media — 0.0%(13)
National CineMedia, Inc.(11)(12)	53,849	$ 277,322
		$ 277,322
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., Class A(11)(12)	14,636	$ 1,227,595
		$ 1,227,595
Oil and Gas — 0.0%(13)
AFG Holdings, Inc.(10)(11)(12)	29,751	$ 63,964
McDermott International Ltd.(11)(12)	93,940	23,645
		$ 87,609
Pharmaceuticals — 0.1%
Covis Midco 1 SARL, Class A(11)(12)	560	$ 285
Covis Midco 1 SARL, Class B(11)(12)	560	285
Covis Midco 1 SARL, Class C(11)(12)	560	286
Covis Midco 1 SARL, Class D(11)(12)	560	286

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Pharmaceuticals (continued)
Covis Midco 1 SARL, Class E(11)(12)	560	$ 286
Mallinckrodt International Finance SA(11)(12)	31,584	1,468,656
		$ 1,470,084
Retail — 0.0%
Jubilee Enterprise PCL, Class A1(10)(11)(12)	807	$ 0
Jubilee Enterprise PCL, Class A2(10)(11)(12)	644,824	0
		$ 0
Retailers (Except Food and Drug) — 0.0%(13)
Phillips Feed Service, Inc.(10)(11)(12)	582	$ 7,862
		$ 7,862
Telecommunications — 0.0%
GEE Acquisition Holdings Corp.(10)(11)(12)	37,259	$ 0
		$ 0
Utilities — 0.0%(13)
Longview Intermediate Holdings LLC(11)(12)	10,730	$ 80,475
		$ 80,475
Total Common Stocks (identified cost $12,374,548)		$ 8,587,825

Convertible Bonds — 0.3%
Security	Principal Amount* (000's omitted)		Value
Energy — 0.1%
NextEra Energy Partners LP, 2.50%, 6/15/26(1)		1,440	$ 1,301,337
			$ 1,301,337
Semiconductors & Semiconductor Equipment — 0.0%(13)
ams-OSRAM AG, Series AMS, 0.00%, 3/5/25(14)	EUR	200	$ 199,528
			$ 199,528
Transportation — 0.2%
CryoPort, Inc., 0.75%, 12/1/26(1)		2,335	$ 2,060,617
			$ 2,060,617
Total Convertible Bonds (identified cost $3,493,224)			$ 3,561,482

Corporate Bonds — 52.5%
Security	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 1.7%
Boeing Co., 5.04%, 5/1/27		475	$ 466,243
Bombardier, Inc.:
7.125%, 6/15/26(1)		736	747,447
7.25%, 7/1/31(1)(3)		825	827,711
7.875%, 4/15/27(1)		1,692	1,694,240
8.75%, 11/15/30(1)		1,125	1,202,654
Moog, Inc., 4.25%, 12/15/27(1)		955	901,659
Rolls-Royce PLC:
5.75%, 10/15/27(1)		2,954	2,964,652
5.75%, 10/15/27(14)	GBP	200	255,585
Spirit AeroSystems, Inc.:
4.60%, 6/15/28		567	532,070
9.375%, 11/30/29(1)		220	240,248
TransDigm, Inc.:
4.625%, 1/15/29		2,965	2,755,094
5.50%, 11/15/27		2,552	2,499,792
6.375%, 3/1/29(1)		650	652,836
6.625%, 3/1/32(1)		655	662,560
6.75%, 8/15/28(1)		1,812	1,838,180
7.50%, 3/15/27		2,862	2,866,722
			$ 21,107,693
Agriculture — 0.2%
Darling Ingredients, Inc., 6.00%, 6/15/30(1)		1,135	$ 1,125,674
Imperial Brands Finance PLC:
3.125%, 7/26/24(1)		300	297,418
6.125%, 7/27/27(1)		475	484,783
Philip Morris International, Inc., 5.125%, 11/17/27		750	754,179
			$ 2,662,054
Air Transport — 0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)		1,464	$ 1,454,945
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(1)		791	773,906
Deutsche Lufthansa AG, 4.382% to 2/12/26, 8/12/75(14)(15)	EUR	200	213,444
Gatwick Airport Finance PLC, 4.375%, 4/7/26(14)	GBP	300	365,604
Heathrow Finance PLC:
4.125%, 9/1/29(14)	GBP	100	116,030
6.625%, 3/1/31(14)	GBP	220	275,168
International Consolidated Airlines Group SA, 3.75%, 3/25/29(14)	EUR	200	213,024

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Air Transport (continued)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(1)		1,572	$ 1,581,611
United Airlines, Inc.:
4.375%, 4/15/26(1)		835	807,790
4.625%, 4/15/29(1)		1,276	1,188,103
			$ 6,989,625
Airlines — 0.2%
Air Canada:
3.875%, 8/15/26(1)		2,039	$ 1,948,164
4.625%, 8/15/29(1)	CAD	717	506,503
			$ 2,454,667
Auto Components — 0.3%
Cummins, Inc., 4.90%, 2/20/29		450	$ 452,849
Daimler Truck Finance North America LLC, 2.00%, 12/14/26(1)		550	505,834
General Motors Financial Co., Inc., 1.50%, 6/10/26		625	575,108
Hyundai Capital America, 6.50%, 1/16/29(1)		900	944,679
Nissan Motor Acceptance Co. LLC, 6.95%, 9/15/26(1)		450	462,450
Volkswagen Group of America Finance LLC, 1.25%, 11/24/25(1)		525	490,774
			$ 3,431,694
Automotive — 1.9%
Asbury Automotive Group, Inc.:
4.625%, 11/15/29(1)		512	$ 473,011
4.75%, 3/1/30		1,134	1,045,415
5.00%, 2/15/32(1)		217	196,774
Clarios Global LP/Clarios U.S. Finance Co.:
4.375%, 5/15/26(14)	EUR	250	268,521
6.25%, 5/15/26(1)		1,504	1,504,372
6.75%, 5/15/25(1)		432	432,713
8.50%, 5/15/27(1)		3,484	3,495,802
Dana Financing Luxembourg SARL:
3.00%, 7/15/29(14)	EUR	100	97,629
8.50%, 7/15/31(14)	EUR	200	238,341
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(1)		1,610	1,432,687
Ford Motor Co.:
3.25%, 2/12/32		2,825	2,351,441
4.75%, 1/15/43		1,274	1,059,143
7.45%, 7/16/31		457	496,360
9.625%, 4/22/30		201	235,648
Forvia SE:
2.375%, 6/15/29(14)	EUR	100	97,864
Security	Principal Amount* (000's omitted)		Value
Automotive (continued)
Forvia SE: (continued)
2.75%, 2/15/27(14)	EUR	260	$ 268,789
3.75%, 6/15/28(14)	EUR	100	105,058
5.50%, 6/15/31(14)	EUR	255	282,679
Goodyear Tire & Rubber Co., 5.00%, 7/15/29		1,433	1,339,374
IHO Verwaltungs GmbH:
6.375%, (6.375% cash or 7.125% PIK), 5/15/29(1)(16)		200	201,180
8.75%, (8.75% cash or 9.50% PIK), 5/15/28(14)(16)	EUR	100	117,109
Lithia Motors, Inc.:
3.875%, 6/1/29(1)		651	587,305
4.375%, 1/15/31(1)		1,171	1,049,909
4.625%, 12/15/27(1)		514	494,041
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		1,823	1,599,510
Renault SA:
2.375%, 5/25/26(14)	EUR	100	104,265
2.50%, 6/2/27(14)	EUR	600	619,479
Sonic Automotive, Inc.:
4.625%, 11/15/29(1)		1,297	1,164,370
4.875%, 11/15/31(1)		1,081	947,138
TI Automotive Finance PLC, 3.75%, 4/15/29(14)	EUR	112	113,708
Volkswagen International Finance NV:
3.875% to 6/17/29(14)(15)(17)	EUR	400	400,500
7.875% to 9/6/32(14)(15)(17)	EUR	100	121,847
Wheel Pros, Inc., 6.50%, 5/15/29(1)		1,069	327,381
ZF Europe Finance BV, 6.125%, 3/13/29(14)	EUR	200	229,390
ZF Finance GmbH:
2.00%, 5/6/27(14)	EUR	100	100,603
5.75%, 8/3/26(14)	EUR	100	111,167
			$ 23,710,523
Banks — 1.0%
ABN AMRO Bank NV, 6.339% to 9/18/26, 9/18/27(1)(15)		400	$ 407,020
Bank of New York Mellon Corp., 4.947% to 4/26/26, 4/26/27(15)		600	597,407
Banque Federative du Credit Mutuel SA, 2.375%, 11/21/24(1)		1,025	1,004,116
Barclays PLC, 5.69% to 3/12/29, 3/12/30(15)		200	201,108
Citizens Bank NA, 6.064% to 10/24/24, 10/24/25(15)		700	697,297
Deutsche Bank AG, 7.146% to 7/13/26, 7/13/27(15)		150	154,209
Discover Bank, 2.45%, 9/12/24		1,000	985,309
Intesa Sanpaolo SpA, 7.00%, 11/21/25(1)		925	942,488
KeyBank NA, 4.15%, 8/8/25		500	486,187

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Banks (continued)
PNC Financial Services Group, Inc., 6.615% to 10/20/26, 10/20/27(15)		500	$ 514,913
Santander U.K. Group Holdings PLC, 6.833% to 11/21/25, 11/21/26(15)		1,175	1,194,911
Skandinaviska Enskilda Banken AB, 5.125%, 3/5/27(1)		1,000	1,001,994
Sumitomo Mitsui Trust Bank Ltd., 5.55%, 9/14/28(1)		350	356,820
Toronto-Dominion Bank, 5.523%, 7/17/28		750	766,386
Truist Financial Corp., 5.435% to 1/24/29, 1/24/30(15)		300	299,734
U.S. Bancorp, 5.775% to 6/12/28, 6/12/29(15)		1,100	1,119,511
UBS Group AG, 6.442% to 8/11/27, 8/11/28(1)(15)		950	978,445
			$ 11,707,855
Banks and Thrifts — 0.4%
American Express Co., 2.55%, 3/4/27		525	$ 490,447
BPCE SA, 5.15%, 7/21/24(1)		950	946,104
HSBC Holdings PLC, 5.546% to 3/4/29, 3/4/30(15)		1,150	1,157,241
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(15)		1,500	1,295,196
United Overseas Bank Ltd., 3.863% to 10/7/27, 10/7/32(1)(15)		686	651,570
			$ 4,540,558
Beverage and Tobacco — 0.2%
BAT Capital Corp., 3.557%, 8/15/27		277	$ 262,391
JDE Peet's NV, 0.80%, 9/24/24(1)		800	780,283
Triton Water Holdings, Inc., 6.25%, 4/1/29(1)		1,497	1,364,919
			$ 2,407,593
Biotechnology — 0.0%(13)
Royalty Pharma PLC, 1.20%, 9/2/25		525	$ 494,316
			$ 494,316
Building and Development — 2.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.:
4.625%, 8/1/29(1)		392	$ 362,002
4.625%, 4/1/30(1)		757	692,400
Builders FirstSource, Inc.:
4.25%, 2/1/32(1)		2,498	2,242,005
5.00%, 3/1/30(1)		1,085	1,036,129
CP Atlas Buyer, Inc., 7.00%, 12/1/28(1)		1,497	1,406,892
EMRLD Borrower LP/Emerald Co.-Issuer, Inc.:
6.375%, 12/15/30(14)	EUR	600	681,753
6.625%, 12/15/30(1)		1,782	1,801,322
Security	Principal Amount* (000's omitted)		Value
Building and Development (continued)
James Hardie International Finance DAC, 3.625%, 10/1/26(14)	EUR	400	$ 425,960
KB Home:
4.00%, 6/15/31		86	76,301
4.80%, 11/15/29		556	531,162
Meritage Homes Corp., 3.875%, 4/15/29(1)		596	548,242
Miller Homes Group Finco PLC, 9.151%, (3 mo. EURIBOR + 5.25%), 5/15/28(2)(14)	EUR	200	215,337
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/1/30(1)		559	515,016
Mohawk Industries, Inc., 5.85%, 9/18/28		275	283,255
Patrick Industries, Inc.:
4.75%, 5/1/29(1)		1,187	1,110,051
7.50%, 10/15/27(1)		225	227,888
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(1)		3,078	3,012,076
SRS Distribution, Inc.:
6.00%, 12/1/29(1)		692	707,630
6.125%, 7/1/29(1)		1,195	1,219,881
Standard Industries, Inc.:
2.25%, 11/21/26(14)	EUR	125	126,924
3.375%, 1/15/31(1)		1,634	1,371,814
4.375%, 7/15/30(1)		1,779	1,599,748
5.00%, 2/15/27(1)		457	443,670
Summit Materials LLC/Summit Materials Finance Corp., 7.25%, 1/15/31(1)		1,300	1,352,185
Taylor Morrison Communities, Inc., 5.875%, 6/15/27(1)		808	807,725
White Cap Buyer LLC, 6.875%, 10/15/28(1)		1,237	1,214,744
White Cap Parent LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(16)		1,691	1,690,827
			$ 25,702,939
Business Equipment and Services — 0.7%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)		1,900	$ 1,820,499
Allied Universal Holdco LLC/Allied Universal Finance Corp.:
6.625%, 7/15/26(1)		443	443,081
9.75%, 7/15/27(1)		1,148	1,152,746
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL:
3.625%, 6/1/28(14)	EUR	200	200,812
4.625%, 6/1/28(1)		1,316	1,197,641
4.625%, 6/1/28(1)		549	501,957
4.875%, 6/1/28(14)	GBP	100	114,240
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC:
7.125%, 7/31/26(1)		2,576	2,581,461

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Business Equipment and Services (continued)
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC: (continued)
7.125%, 7/31/26(14)		350	$ 350,742
Techem Verwaltungsgesellschaft 675 GmbH, 2.00%, 7/15/25(14)	EUR	100	106,080
			$ 8,469,259
Cable and Satellite Television — 1.7%
Altice Financing SA:
3.00%, 1/15/28(14)	EUR	100	$ 88,760
4.25%, 8/15/29(14)	EUR	200	176,774
5.00%, 1/15/28(1)		814	670,658
5.75%, 8/15/29(1)		611	490,157
Altice France SA:
3.375%, 1/15/28(14)	EUR	100	77,950
5.875%, 2/1/27(14)	EUR	100	84,096
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(1)		2,263	1,849,493
4.50%, 8/15/30(1)		2,140	1,794,759
4.50%, 5/1/32		771	620,076
4.75%, 3/1/30(1)		1,789	1,537,226
4.75%, 2/1/32(1)		1,044	853,040
5.00%, 2/1/28(1)		1,755	1,634,888
5.375%, 6/1/29(1)		595	545,114
6.375%, 9/1/29(1)		1,974	1,874,101
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908%, 7/23/25		950	938,696
DISH Network Corp., 11.75%, 11/15/27(1)		1,293	1,321,331
Sunrise HoldCo IV BV, 5.50%, 1/15/28(1)		593	569,770
Virgin Media Finance PLC:
3.75%, 7/15/30(14)	EUR	125	116,268
5.00%, 7/15/30(1)		946	801,057
Virgin Media Secured Finance PLC, 5.25%, 5/15/29(14)	GBP	200	232,820
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(14)	GBP	725	823,562
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		1,862	1,710,016
VZ Vendor Financing II BV, 2.875%, 1/15/29(14)	EUR	100	93,461
Ziggo Bond Co. BV:
3.375%, 2/28/30(14)	EUR	230	212,410
5.125%, 2/28/30(1)		560	479,943
6.00%, 1/15/27(1)		745	734,761
Ziggo BV, 4.875%, 1/15/30(1)		628	564,171
			$ 20,895,358
Security	Principal Amount* (000's omitted)		Value
Capital Goods — 0.1%
BWX Technologies, Inc.:
4.125%, 6/30/28(1)		948	$ 884,692
4.125%, 4/15/29(1)		733	677,014
			$ 1,561,706
Chemicals — 0.2%
Calderys Financing LLC, 11.25%, 6/1/28(1)		2,315	$ 2,493,394
Ctec II GmbH, 5.25%, 2/15/30(14)	EUR	100	98,107
			$ 2,591,501
Chemicals and Plastics — 1.0%
Avient Corp., 7.125%, 8/1/30(1)		1,551	$ 1,591,726
Celanese U.S. Holdings LLC, 6.35%, 11/15/28		725	751,567
Herens Holdco SARL, 4.75%, 5/15/28(1)		545	477,713
Herens Midco SARL, 5.25%, 5/15/29(14)	EUR	500	356,986
INEOS Finance PLC:
2.875%, 5/1/26(14)	EUR	100	104,966
6.375%, 4/15/29(14)	EUR	100	108,225
Italmatch Chemicals SpA, 10.00%, 2/6/28(14)	EUR	300	343,331
NOVA Chemicals Corp., 4.25%, 5/15/29(1)		1,242	1,064,821
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(1)		1,759	1,615,168
Olympus Water U.S. Holding Corp.:
3.875%, 10/1/28(14)	EUR	110	111,302
9.625%, 11/15/28(14)	EUR	225	260,926
9.75%, 11/15/28(1)		2,512	2,678,964
Valvoline, Inc., 3.625%, 6/15/31(1)		1,403	1,210,620
W.R. Grace Holdings LLC:
4.875%, 6/15/27(1)		1,472	1,400,801
7.375%, 3/1/31(1)		611	619,260
			$ 12,696,376
Clothing/Textiles — 0.2%
Hanesbrands, Inc., 9.00%, 2/15/31(1)		1,074	$ 1,104,335
Tapestry, Inc.:
7.00%, 11/27/26		150	154,609
7.05%, 11/27/25		100	102,102
William Carter Co., 5.625%, 3/15/27(1)		811	806,044
			$ 2,167,090
Commercial Services — 1.9%
Abertis Infraestructuras Finance BV, 3.248% to 11/24/25(14)(15)(17)	EUR	700	$ 733,007
AMN Healthcare, Inc.:
4.00%, 4/15/29(1)		2,227	2,001,971

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Commercial Services (continued)
AMN Healthcare, Inc.: (continued)
4.625%, 10/1/27(1)		156	$ 148,290
APi Group DE, Inc., 4.75%, 10/15/29(1)		2,510	2,315,754
Arena Luxembourg Finance SARL, 1.875%, 2/1/28(14)	EUR	200	195,752
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(14)	EUR	100	101,412
Boost Newco Borrower LLC, 7.50%, 1/15/31(1)		1,328	1,391,184
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV, 8.50%, 1/15/31(14)	GBP	100	136,447
Global Payments, Inc., 4.95%, 8/15/27		475	471,474
HealthEquity, Inc., 4.50%, 10/1/29(1)		1,674	1,546,588
IPD 3 BV, 8.00%, 6/15/28(14)	EUR	300	343,823
Korn Ferry, 4.625%, 12/15/27(1)		1,355	1,291,366
Loxam SAS, 2.875%, 4/15/26(14)	EUR	100	105,332
Mavis Tire Express Services Topco Corp., 6.50%, 5/15/29(1)		2,923	2,782,788
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(1)		1,128	1,067,532
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)		1,282	1,214,333
Spectrum Brands, Inc.:
3.875%, 3/15/31(1)		1,118	1,077,882
4.00%, 10/1/26(14)	EUR	200	214,451
Verisure Holding AB:
3.25%, 2/15/27(14)	EUR	400	414,362
9.25%, 10/15/27(14)	EUR	125	144,523
Verisure Midholding AB, 5.25%, 2/15/29(14)	EUR	175	182,891
VT Topco, Inc., 8.50%, 8/15/30(1)		2,193	2,316,992
Wand NewCo 3, Inc., 7.625%, 1/30/32(1)		1,234	1,277,273
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		2,060	2,015,169
			$ 23,490,596
Computers — 0.8%
Almaviva-The Italian Innovation Co. SpA, 4.875%, 10/30/26(14)	EUR	100	$ 107,757
Kyndryl Holdings, Inc., 2.70%, 10/15/28		600	531,658
McAfee Corp., 7.375%, 2/15/30(1)		1,841	1,690,298
NCR Voyix Corp.:
5.125%, 4/15/29(1)		926	859,891
5.25%, 10/1/30(1)		843	763,550
Presidio Holdings, Inc.:
4.875%, 2/1/27(1)		136	132,558
8.25%, 2/1/28(1)		3,176	3,169,822
Seagate HDD Cayman:
4.091%, 6/1/29		418	386,011
Security	Principal Amount* (000's omitted)		Value
Computers (continued)
Seagate HDD Cayman: (continued)
9.625%, 12/1/32		1,800	$ 2,052,770
			$ 9,694,315
Containers and Glass Products — 0.4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.00%, 9/1/29(14)	EUR	200	$ 166,495
Berry Global, Inc., 5.625%, 7/15/27(1)		968	956,883
Canpack SA/Canpack U.S. LLC, 3.875%, 11/15/29(1)		2,027	1,795,945
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		660	639,897
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		750	738,123
			$ 4,297,343
Cosmetics/Toiletries — 0.1%
Edgewell Personal Care Co.:
4.125%, 4/1/29(1)		441	$ 405,057
5.50%, 6/1/28(1)		1,067	1,043,751
			$ 1,448,808
Distribution & Wholesale — 0.8%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)		2,324	$ 2,271,303
Performance Food Group, Inc.:
4.25%, 8/1/29(1)		2,429	2,228,333
5.50%, 10/15/27(1)		935	918,634
Rexel SA, 5.25%, 9/15/30(14)	EUR	150	167,966
Ritchie Bros Holdings, Inc.:
6.75%, 3/15/28(1)		1,132	1,156,107
7.75%, 3/15/31(1)		422	442,042
Windsor Holdings III LLC, 8.50%, 6/15/30(1)		2,067	2,169,852
			$ 9,354,237
Diversified Financial Services — 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
1.65%, 10/29/24		599	$ 584,492
6.45%, 4/15/27(1)		425	436,534
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/27(1)		920	953,248
American AgCredit Corp., Series A, 5.25% to 6/15/26(1)(15)(17)		410	389,500
Aviation Capital Group LLC:
6.25%, 4/15/28(1)		480	490,268
6.375%, 7/15/30(1)		105	108,197

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Diversified Financial Services (continued)
Charles Schwab Corp., 5.643% to 5/19/28, 5/19/29(15)		525	$ 533,187
Enact Holdings, Inc., 6.50%, 8/15/25(1)		708	708,574
Encore Capital Group, Inc., 8.192%, (3 mo. EURIBOR + 4.25%), 1/15/28(2)(14)	EUR	100	107,926
Iqera Group SAS, 6.50%, 9/30/24(14)	EUR	333	351,479
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(1)		1,905	1,764,171
Jefferson Capital Holdings LLC, 6.00%, 8/15/26(1)		1,275	1,252,218
Jerrold Finco PLC, 4.875%, 1/15/26(14)	GBP	100	126,112
LPL Holdings, Inc., 6.75%, 11/17/28		125	130,976
Macquarie Airfinance Holdings Ltd.:
6.40%, 3/26/29(1)		465	472,703
6.50%, 3/26/31(1)		562	572,445
8.125%, 3/30/29(1)		1,530	1,619,447
Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc., 6.375%, 2/1/27(1)		789	748,974
PRA Group, Inc., 7.375%, 9/1/25(1)		1,292	1,290,850
ProGroup AG:
3.00%, 3/31/26(14)	EUR	500	539,643
5.125%, 4/15/29(3)(14)	EUR	164	177,506
5.375%, 4/15/31(3)(14)	EUR	133	143,491
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.:
3.625%, 3/1/29(1)		2,648	2,384,552
4.00%, 10/15/33(1)		225	190,816
Sherwood Financing PLC, 6.00%, 11/15/26(14)	GBP	150	168,982
Synchrony Financial, 4.50%, 7/23/25		225	220,556
Unifin Financiera SAB de CV, 7.375%, 2/12/26(1)(18)		620	45,247
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 6.375%, 2/1/30(1)		2,192	1,618,711
			$ 18,130,805
Drugs — 0.5%
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 5.875%, 10/15/24(1)(18)		649	$ 425,095
Endo Luxembourg Finance Co. I SARL/Endo U.S., Inc., 6.125%, 4/1/29(1)(18)		1,550	1,009,042
Gruenenthal GmbH, 3.625%, 11/15/26(14)	EUR	310	328,252
Jazz Securities DAC, 4.375%, 1/15/29(1)		1,371	1,278,208
Perrigo Finance Unlimited Co.:
4.65%, 6/15/30		2,255	2,074,844
4.90%, 12/15/44		588	471,155
			$ 5,586,596
Security	Principal Amount* (000's omitted)		Value
Ecological Services and Equipment — 0.8%
Clean Harbors, Inc.:
4.875%, 7/15/27(1)		551	$ 535,022
5.125%, 7/15/29(1)		332	319,426
6.375%, 2/1/31(1)		308	310,592
Covanta Holding Corp.:
4.875%, 12/1/29(1)		1,536	1,378,246
5.00%, 9/1/30		319	281,823
GFL Environmental, Inc.:
3.50%, 9/1/28(1)		1,679	1,539,858
3.75%, 8/1/25(1)		776	756,607
4.375%, 8/15/29(1)		2,000	1,844,365
4.75%, 6/15/29(1)		3,095	2,913,895
Paprec Holding SA:
3.50%, 7/1/28(14)	EUR	129	132,999
7.25%, 11/17/29(14)	EUR	100	115,307
			$ 10,128,140
Electric Utilities — 1.3%
Consumers Energy Co., 3.80%, 11/15/28		350	$ 336,101
Dominion Energy, Inc., 1.45%, 4/15/26		800	741,218
DTE Energy Co., 4.875%, 6/1/28		500	494,606
Duke Energy Corp., 4.85%, 1/5/29		375	371,656
Edison International, 4.70%, 8/15/25		500	494,057
Electricite de France SA, 7.50% to 9/6/28(14)(15)(17)	EUR	400	468,568
Enel SpA, 6.625% to 4/16/31(14)(15)(17)	EUR	300	352,997
Energizer Gamma Acquisition BV, 3.50%, 6/30/29(14)	EUR	1,100	1,058,843
FirstEnergy Corp.:
2.65%, 3/1/30		410	352,793
Series B, 4.15%, 7/15/27		1,630	1,564,589
FirstEnergy Pennsylvania Electric Co.:
5.15%, 3/30/26(1)		200	198,490
5.20%, 4/1/28(1)		225	225,364
ITC Holdings Corp., 4.95%, 9/22/27(1)		600	596,435
Liberty Utilities Co., 5.577%, 1/31/29(1)		500	503,065
NextEra Energy Capital Holdings, Inc.:
4.90%, 3/15/29		325	323,811
5.749%, 9/1/25		325	326,503
Pacific Gas & Electric Co., 6.10%, 1/15/29		475	489,758
PacifiCorp, 2.70%, 9/15/30		225	195,014
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		1,112	1,037,607
Public Power Corp. SA, 4.375%, 3/30/26(14)	EUR	300	322,388
Southern California Edison Co., 5.65%, 10/1/28		175	180,140
Southern Co., 5.113%, 8/1/27		994	994,929
TransAlta Corp., 7.75%, 11/15/29		1,045	1,087,259

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Electric Utilities (continued)
WESCO Distribution, Inc.:
6.375%, 3/15/29(1)		848	$ 857,778
6.625%, 3/15/32(1)		854	868,892
7.125%, 6/15/25(1)		1,024	1,025,478
7.25%, 6/15/28(1)		915	934,898
			$ 16,403,237
Electronic Equipment, Instruments & Components — 0.1%
Vontier Corp., 1.80%, 4/1/26		800	$ 743,089
			$ 743,089
Electronics/Electrical — 0.7%
Coherent Corp., 5.00%, 12/15/29(1)		1,219	$ 1,149,382
Imola Merger Corp., 4.75%, 5/15/29(1)		3,165	2,970,465
Open Text Corp., 3.875%, 2/15/28(1)		1,009	935,195
Open Text Holdings, Inc., 4.125%, 2/15/30(1)		883	791,672
RWE AG, 6.625% to 3/30/26, 7/30/75(14)(15)		266	268,232
Sensata Technologies BV, 5.00%, 10/1/25(1)		447	441,842
Sensata Technologies, Inc.:
3.75%, 2/15/31(1)		1,660	1,437,588
4.375%, 2/15/30(1)		627	571,191
SS&C Technologies, Inc., 5.50%, 9/30/27(1)		517	505,938
			$ 9,071,505
Energy — 0.2%
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 1/15/26(1)(18)		2,651	$ 1,155,345
Sunoco LP/Sunoco Finance Corp., 4.50%, 4/30/30		1,692	1,550,906
			$ 2,706,251
Engineering & Construction — 0.6%
Artera Services LLC, 8.50%, 2/15/31(1)		1,340	$ 1,374,804
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)		1,038	1,026,097
Dycom Industries, Inc., 4.50%, 4/15/29(1)		1,389	1,299,820
TopBuild Corp., 4.125%, 2/15/32(1)		1,562	1,383,904
VM Consolidated, Inc., 5.50%, 4/15/29(1)		1,899	1,823,364
			$ 6,907,989
Entertainment — 1.4%
Allwyn Entertainment Financing U.K. PLC:
7.25%, 4/30/30(14)	EUR	425	$ 483,182
7.875%, 4/30/29(1)		1,565	1,611,786
Boyne USA, Inc., 4.75%, 5/15/29(1)		1,357	1,258,763
Security	Principal Amount* (000's omitted)		Value
Entertainment (continued)
Caesars Entertainment, Inc.:
4.625%, 10/15/29(1)		529	$ 482,803
7.00%, 2/15/30(1)		800	821,688
8.125%, 7/1/27(1)		1,589	1,628,433
Churchill Downs, Inc., 5.75%, 4/1/30(1)		1,751	1,691,574
Cirsa Finance International SARL:
4.50%, 3/15/27(14)	EUR	200	211,948
6.50%, 3/15/29(14)	EUR	200	221,578
7.875%, 7/31/28(14)	EUR	100	114,493
CPUK Finance Ltd.:
4.50%, 8/28/27(14)	GBP	100	115,739
4.875%, 2/28/47(14)	GBP	435	540,016
6.50%, 8/28/26(14)	GBP	100	125,356
Inter Media and Communication SpA, 6.75%, 2/9/27(14)	EUR	400	424,521
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)		1,721	1,673,320
Light & Wonder International, Inc., 7.00%, 5/15/28(1)		1,647	1,660,164
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)		1,226	1,171,433
Lottomatica SpA:
7.942%, (3 mo. EURIBOR + 4.00%), 12/15/30(2)(14)	EUR	200	219,130
8.067%, (3 mo. EURIBOR + 4.125%), 6/1/28(2)(14)	EUR	100	109,115
Motion Finco SARL, 7.375%, 6/15/30(14)	EUR	425	479,839
Pinewood Finance Co. Ltd., 3.25%, 9/30/25(14)	GBP	300	373,012
Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		1,515	1,443,332
WarnerMedia Holdings, Inc., 3.755%, 3/15/27		800	763,677
			$ 17,624,902
Equipment Leasing — 0.0%(13)
Ashtead Capital, Inc., 4.25%, 11/1/29(1)		526	$ 490,854
			$ 490,854
Financial Intermediaries — 1.1%
Ally Financial, Inc.:
2.20%, 11/2/28		600	$ 514,671
Series B, 4.70% to 5/15/26(15)(17)		1,647	1,417,178
Alpha Holding SA de CV:
9.00%, 2/10/25(1)(18)		721	10,818
10.00%, 12/19/22(1)(18)		188	2,825
Citigroup, Inc.:
3.887% to 1/10/27, 1/10/28(15)		975	940,454
5.174% to 2/13/29, 2/13/30(15)		375	373,360
5.61% to 9/29/25, 9/29/26(15)		935	936,720

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Financial Intermediaries (continued)
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(1)		1,657	$ 1,576,126
Ford Motor Credit Co. LLC:
2.90%, 2/16/28		420	379,906
3.625%, 6/17/31		2,307	1,995,951
4.00%, 11/13/30		995	889,157
5.113%, 5/3/29		475	461,418
6.125%, 5/15/28	EUR	450	524,114
Goldman Sachs Group, Inc., 3.615% to 3/15/27, 3/15/28(15)		1,496	1,431,365
JPMorgan Chase & Co., 5.012% to 1/23/29, 1/23/30(15)		1,175	1,170,672
MSCI, Inc.:
3.625%, 9/1/30(1)		520	461,914
3.875%, 2/15/31(1)		899	802,445
			$ 13,889,094
Financial Services — 0.4%
Bank of America Corp.:
1.734% to 7/22/26, 7/22/27(15)		825	$ 760,781
4.376% to 4/27/27, 4/27/28(15)		1,500	1,464,860
Nationwide Building Society, 4.00%, 9/14/26(1)		525	503,966
Viet Nam Debt & Asset Trading Corp., 1.00%, 10/10/25(14)		2,600	2,347,800
			$ 5,077,407
Food Products — 0.4%
Bellis Acquisition Co. PLC, 3.25%, 2/16/26(14)	GBP	100	$ 119,499
Casino Guichard Perrachon SA, 4.498%, 3/7/24(14)(18)	EUR	100	992
Ingles Markets, Inc., 4.00%, 6/15/31(1)		1,502	1,312,415
Nomad Foods Bondco PLC, 2.50%, 6/24/28(14)	EUR	236	238,228
Pilgrim's Pride Corp.:
3.50%, 3/1/32		1,979	1,679,241
6.875%, 5/15/34		740	789,544
Post Holdings, Inc., 6.25%, 2/15/32(1)		1,176	1,186,041
Premier Foods Finance PLC, 3.50%, 10/15/26(14)	GBP	125	151,388
			$ 5,477,348
Food Service — 0.9%
1011778 BC ULC/New Red Finance, Inc.:
3.875%, 1/15/28(1)		1,906	$ 1,792,668
4.00%, 10/15/30(1)		2,705	2,412,107
4.375%, 1/15/28(1)		1,014	959,904
5.75%, 4/15/25(1)		372	371,329
Security	Principal Amount* (000's omitted)		Value
Food Service (continued)
Chobani LLC/Chobani Finance Corp., Inc., 7.625%, 7/1/29(1)		1,603	$ 1,627,045
Fiesta Purchaser, Inc., 7.875%, 3/1/31(1)		844	872,249
IRB Holding Corp., 7.00%, 6/15/25(1)		615	615,451
U.S. Foods, Inc., 4.75%, 2/15/29(1)		1,837	1,745,985
Yum! Brands, Inc., 3.625%, 3/15/31		238	210,843
			$ 10,607,581
Food/Drug Retailers — 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC:
4.875%, 2/15/30(1)		1,028	$ 978,740
5.875%, 2/15/28(1)		2,145	2,125,129
			$ 3,103,869
Forest Products & Paper — 0.0%(13)
WEPA Hygieneprodukte GmbH, 5.625%, 1/15/31(14)	EUR	360	$ 392,737
			$ 392,737
Health Care — 3.9%
AHP Health Partners, Inc., 5.75%, 7/15/29(1)		610	$ 558,120
Avantor Funding, Inc., 3.875%, 7/15/28(14)	EUR	400	420,553
Bausch & Lomb Corp., 8.375%, 10/1/28(1)		1,295	1,341,503
Cerba Healthcare SACA, 3.50%, 5/31/28(14)	EUR	550	514,153
Chrome Holdco SAS, 5.00%, 5/31/29(14)	EUR	400	310,152
Encompass Health Corp.:
4.625%, 4/1/31		683	621,479
4.75%, 2/1/30		639	599,147
Ephios Subco 3 SARL, 7.875%, 1/31/31(14)	EUR	160	181,699
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)		1,479	1,528,597
Grifols SA:
3.20%, 5/1/25(14)	EUR	450	448,492
3.875%, 10/15/28(14)	EUR	494	422,604
4.75%, 10/15/28(1)		2,051	1,699,501
HCA, Inc.:
5.25%, 6/15/26		475	473,757
5.625%, 9/1/28		1,472	1,490,745
5.875%, 2/15/26		2,705	2,717,456
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(1)		4,006	4,261,382
IQVIA, Inc.:
2.25%, 1/15/28(14)	EUR	250	251,086
2.25%, 3/15/29(14)	EUR	300	292,422
2.875%, 6/15/28(14)	EUR	100	101,777
5.00%, 10/15/26(1)		850	832,378

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Health Care (continued)
IQVIA, Inc.: (continued)
5.00%, 5/15/27(1)	685	$ 669,389
6.50%, 5/15/30(1)	825	842,956
Legacy LifePoint Health LLC, 4.375%, 2/15/27(1)	989	943,239
LifePoint Health, Inc.:
5.375%, 1/15/29(1)	2,888	2,382,861
9.875%, 8/15/30(1)	825	864,016
Medline Borrower LP, 5.25%, 10/1/29(1)	4,431	4,191,431
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)	1,461	1,060,714
ModivCare, Inc., 5.875%, 11/15/25(1)	1,377	1,342,268
Molina Healthcare, Inc.:
3.875%, 11/15/30(1)	1,330	1,183,567
3.875%, 5/15/32(1)	1,450	1,263,660
Option Care Health, Inc., 4.375%, 10/31/29(1)	1,991	1,827,257
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)	702	703,482
Stryker Corp., 4.85%, 12/8/28	250	250,199
Surgery Center Holdings, Inc., 7.25%, 4/15/32(1)(3)	1,220	1,230,999
Team Health Holdings, Inc., 6.375%, 2/1/25(1)	2,390	2,207,452
Tenet Healthcare Corp.:
4.375%, 1/15/30	187	172,994
5.125%, 11/1/27	1,607	1,573,065
6.125%, 10/1/28	1,593	1,588,621
6.875%, 11/15/31	878	919,434
U.S. Acute Care Solutions LLC, 6.375%, 3/1/26(1)	2,267	2,185,086
Varex Imaging Corp., 7.875%, 10/15/27(1)	558	567,021
Zimmer Biomet Holdings, Inc., 5.35%, 12/1/28	450	456,709
		$ 47,493,423
Health Care Providers & Services — 0.1%
Catalent Pharma Solutions, Inc., 3.50%, 4/1/30(1)	1,465	$ 1,396,540
		$ 1,396,540
Home Furnishings — 0.2%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(1)	284	$ 281,610
Tempur Sealy International, Inc.:
3.875%, 10/15/31(1)	1,932	1,642,559
4.00%, 4/15/29(1)	968	879,346
		$ 2,803,515
Homebuilders/Real Estate — 0.0%(13)
M/I Homes, Inc., 4.95%, 2/1/28	459	$ 438,207
		$ 438,207
Security	Principal Amount* (000's omitted)		Value
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment, Inc., 6.50%, 2/15/32(1)		1,068	$ 1,078,072
Resorts World Las Vegas LLC/RWLV Capital, Inc.:
4.625%, 4/6/31(14)		800	700,749
8.45%, 7/27/30(1)		600	647,932
SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)		1,090	1,091,701
			$ 3,518,454
Household Products — 0.1%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 7.00%, 12/31/27(1)		1,454	$ 1,445,590
			$ 1,445,590
Industrial Equipment — 0.2%
Madison IAQ LLC, 5.875%, 6/30/29(1)		2,000	$ 1,831,790
TK Elevator Holdco GmbH, 6.625%, 7/15/28(14)	EUR	270	283,343
TK Elevator Midco GmbH, 4.375%, 7/15/27(14)	EUR	425	442,440
			$ 2,557,573
Insurance — 1.1%
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer:
6.75%, 10/15/27(1)		1,615	$ 1,592,461
7.00%, 1/15/31(1)		808	816,706
AmWINS Group, Inc., 4.875%, 6/30/29(1)		1,010	943,696
AssuredPartners, Inc., 5.625%, 1/15/29(1)		450	415,035
BroadStreet Partners, Inc., 5.875%, 4/15/29(1)		2,209	2,046,681
Galaxy Finco Ltd., 9.25%, 7/31/27(14)	GBP	475	577,519
GTCR AP Finance, Inc., 8.00%, 5/15/27(1)		820	823,300
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC:
7.25%, 2/15/31(1)		1,045	1,050,028
8.125%, 2/15/32(1)		840	847,923
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30(1)		1,539	1,627,777
Panther Escrow Issuer LLC, 7.125%, 6/1/31(1)(3)		2,679	2,725,909
Principal Life Global Funding II, 5.50%, 6/28/28(1)		475	478,645
Protective Life Global Funding, 5.467%, 12/8/28(1)		150	152,826
			$ 14,098,506
Internet Software & Services — 0.6%
Arches Buyer, Inc.:
4.25%, 6/1/28(1)		655	$ 577,182
6.125%, 12/1/28(1)		2,045	1,715,405
Cars.com, Inc., 6.375%, 11/1/28(1)		1,770	1,722,755

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Internet Software & Services (continued)
Match Group Holdings II LLC, 3.625%, 10/1/31(1)		1,727	$ 1,469,095
Science Applications International Corp., 4.875%, 4/1/28(1)		1,487	1,425,027
United Group BV:
3.125%, 2/15/26(14)	EUR	200	207,748
5.25%, 2/1/30(14)	EUR	125	130,488
6.75%, 2/15/31(14)	EUR	120	133,088
			$ 7,380,788
Leisure Goods/Activities/Movies — 1.7%
Acushnet Co., 7.375%, 10/15/28(1)		1,142	$ 1,184,417
Carnival Corp.:
5.75%, 3/1/27(1)		1,316	1,303,314
7.625%, 3/1/26(14)	EUR	100	110,205
Cinemark USA, Inc.:
5.25%, 7/15/28(1)		1,481	1,403,407
5.875%, 3/15/26(1)		414	409,048
8.75%, 5/1/25(1)		182	182,994
LHMC Finco 2 SARL, 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(14)(16)	EUR	158	170,663
Life Time, Inc.:
5.75%, 1/15/26(1)		1,268	1,258,715
8.00%, 4/15/26(1)		846	856,882
Lindblad Expeditions Holdings, Inc., 9.00%, 5/15/28(1)		761	805,340
Lindblad Expeditions LLC, 6.75%, 2/15/27(1)		599	604,109
NCL Corp. Ltd.:
5.875%, 3/15/26(1)		2,601	2,569,296
5.875%, 2/15/27(1)		517	511,138
7.75%, 2/15/29(1)		433	449,972
NCL Finance Ltd., 6.125%, 3/15/28(1)		1,000	988,386
Piaggio & C SpA, 6.50%, 10/5/30(14)	EUR	200	230,843
Playtika Holding Corp., 4.25%, 3/15/29(1)		1,511	1,309,339
Royal Caribbean Cruises Ltd.:
3.70%, 3/15/28		590	549,553
6.25%, 3/15/32(1)		845	852,263
TUI AG, 5.875%, 3/15/29(14)	EUR	400	438,972
Viking Cruises Ltd.:
5.875%, 9/15/27(1)		2,472	2,427,047
6.25%, 5/15/25(1)		1,690	1,691,873
7.00%, 2/15/29(1)		658	661,383
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)		422	411,056
			$ 21,380,215
Security	Principal Amount* (000's omitted)		Value
Lodging and Casinos — 0.1%
Accor SA, 2.625% to 1/30/25(14)(15)(17)	EUR	100	$ 106,251
Hyatt Hotels Corp., 5.75%, 1/30/27		650	660,333
			$ 766,584
Machinery — 0.4%
Chart Industries, Inc., 9.50%, 1/1/31(1)		1,984	$ 2,162,395
Esab Corp., 6.25%, 4/15/29(1)(3)		1,083	1,089,425
EVOCA SpA, 9.142%, (3 mo. EURIBOR + 5.25%), 4/9/29(2)(3)(14)	EUR	344	363,795
Husky Injection Molding Systems Ltd./Titan Co.-Borrower LLC, 9.00%, 2/15/29(1)		565	584,983
IMA Industria Macchine Automatiche SpA, 3.75%, 1/15/28(14)	EUR	121	123,676
Ingersoll Rand, Inc., 5.40%, 8/14/28		475	481,628
			$ 4,805,902
Media — 0.6%
CSC Holdings LLC, 11.75%, 1/31/29(1)		1,901	$ 1,905,153
iHeartCommunications, Inc.:
6.375%, 5/1/26		179	152,886
8.375%, 5/1/27		324	181,528
Outfront Media Capital LLC/Outfront Media Capital Corp.:
4.25%, 1/15/29(1)		610	553,184
4.625%, 3/15/30(1)		925	830,215
7.375%, 2/15/31(1)		1,475	1,546,160
Summer BidCo BV, 10.00%, (10.00% cash or 10.75% PIK), 2/15/29(14)(16)	EUR	200	219,492
Univision Communications, Inc.:
4.50%, 5/1/29(1)		1,032	923,159
7.375%, 6/30/30(1)		236	233,561
8.00%, 8/15/28(1)		479	488,303
			$ 7,033,641
Metals/Mining — 1.3%
Arsenal AIC Parent LLC, 11.50%, 10/1/31(1)		3,254	$ 3,628,255
BHP Billiton Finance USA Ltd., 4.75%, 2/28/28		675	673,918
Compass Minerals International, Inc., 6.75%, 12/1/27(1)		2,786	2,695,999
Constellium SE:
5.625%, 6/15/28(1)		630	613,185
5.875%, 2/15/26(1)		408	405,484
First Quantum Minerals Ltd., 9.375%, 3/1/29(1)		1,015	1,052,722
Freeport-McMoRan, Inc., 5.45%, 3/15/43		1,600	1,533,175
Hudbay Minerals, Inc.:
4.50%, 4/1/26(1)		1,085	1,052,030

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Metals/Mining (continued)
Hudbay Minerals, Inc.: (continued)
6.125%, 4/1/29(1)		489	$ 483,940
Novelis Corp.:
3.25%, 11/15/26(1)		690	643,642
4.75%, 1/30/30(1)		1,068	986,253
Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(14)	EUR	700	713,009
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)		1,513	1,387,223
			$ 15,868,835
Nonferrous Metals/Minerals — 0.2%
Eldorado Gold Corp., 6.25%, 9/1/29(1)		1,333	$ 1,282,009
New Gold, Inc., 7.50%, 7/15/27(1)		1,379	1,383,516
			$ 2,665,525
Oil and Gas — 2.4%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26(1)		1,570	$ 1,589,545
Callon Petroleum Co.:
7.50%, 6/15/30(1)		601	637,424
8.00%, 8/1/28(1)		788	826,402
Civitas Resources, Inc., 8.625%, 11/1/30(1)		2,678	2,877,409
Continental Resources, Inc., 2.268%, 11/15/26(1)		550	506,458
Matador Resources Co., 6.50%, 4/15/32(1)(3)		1,400	1,403,448
Nabors Industries Ltd., 7.50%, 1/15/28(1)		665	624,370
National Fuel Gas Co., 3.95%, 9/15/27		650	620,936
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)		2,882	2,883,769
NiSource, Inc., 5.25%, 3/30/28		950	957,004
Occidental Petroleum Corp., 7.50%, 5/1/31		425	473,347
Parkland Corp.:
4.50%, 10/1/29(1)		376	348,108
4.625%, 5/1/30(1)		1,501	1,385,098
Permian Resources Operating LLC:
5.375%, 1/15/26(1)		232	229,838
5.875%, 7/1/29(1)		2,252	2,216,300
7.00%, 1/15/32(1)		1,214	1,260,240
7.75%, 2/15/26(1)		1,166	1,181,941
Petroleos de Venezuela SA, 8.50%, 10/27/20(14)(18)		76	61,414
Petroleos Mexicanos:
6.50%, 3/13/27		235	221,514
6.84%, 1/23/30		416	367,146
6.875%, 8/4/26		367	356,461
Precision Drilling Corp.:
6.875%, 1/15/29(1)		932	931,135
7.125%, 1/15/26(1)		457	457,778
Security	Principal Amount* (000's omitted)		Value
Oil and Gas (continued)
Repsol International Finance BV, 4.50% to 3/25/25, 3/25/75(14)(15)	EUR	100	$ 107,860
Seadrill Finance Ltd., 8.375%, 8/1/30(1)		513	538,673
Southwestern Energy Co., 4.75%, 2/1/32		1,485	1,368,224
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)		721	722,200
Transocean, Inc., 8.75%, 2/15/30(1)		636	663,875
Var Energi ASA, 7.50%, 1/15/28(1)		600	635,590
Vital Energy, Inc.:
7.875%, 4/15/32(1)		464	471,727
9.75%, 10/15/30		1,026	1,122,868
Weatherford International Ltd., 8.625%, 4/30/30(1)		1,355	1,415,696
Wintershall Dea Finance 2 BV, Series NC5, 2.499% to 4/20/26(14)(15)(17)	EUR	500	499,642
			$ 29,963,440
Packaging & Containers — 0.4%
Ball Corp., 6.875%, 3/15/28		474	$ 486,951
Kleopatra Finco SARL, 4.25%, 3/1/26(14)	EUR	250	230,092
OI European Group BV, 6.25%, 5/15/28(14)	EUR	225	253,772
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(1)		2,035	2,075,195
Silgan Holdings, Inc., 1.40%, 4/1/26(1)		550	504,179
Trivium Packaging Finance BV:
3.75%, 8/15/26(14)	EUR	100	104,909
5.50%, 8/15/26(1)		424	418,430
7.651%, (3 mo. EURIBOR + 3.75%), 8/15/26(2)(14)	EUR	200	215,833
8.50%, 8/15/27(1)		810	800,860
			$ 5,090,221
Pharmaceuticals — 0.5%
Bayer AG, 5.375% to 6/25/30, 3/25/82(14)(15)	EUR	500	$ 502,339
BellRing Brands, Inc., 7.00%, 3/15/30(1)		2,444	2,520,331
Bristol-Myers Squibb Co., 4.90%, 2/22/27		175	175,443
Cheplapharm Arzneimittel GmbH, 8.651%, (3 mo. EURIBOR + 4.75%), 5/15/30(2)(14)	EUR	145	159,046
CVS Health Corp., 3.75%, 4/1/30		525	489,427
Nidda Healthcare Holding GmbH, 7.50%, 8/21/26(14)	EUR	200	222,764
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(1)		1,182	988,217
Prestige Brands, Inc., 3.75%, 4/1/31(1)		590	514,216
Rossini SARL, 7.762%, (3 mo. EURIBOR + 3.875%), 10/30/25(2)(14)	EUR	300	324,262
			$ 5,896,045

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Pipelines — 2.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75%, 3/1/27(1)	1,874	$ 1,851,772
7.875%, 5/15/26(1)	879	898,036
Cheniere Energy Partners LP, 4.00%, 3/1/31	2,706	2,461,890
Columbia Pipelines Holding Co. LLC:
6.042%, 8/15/28(1)	200	204,478
6.055%, 8/15/26(1)	50	50,567
DT Midstream, Inc., 4.125%, 6/15/29(1)	1,449	1,333,431
Energy Transfer LP:
4.95%, 5/15/28	675	669,599
5.00%, 5/15/50	1,094	960,571
Enterprise Products Operating LLC, 4.60%, 1/11/27	425	422,554
EQM Midstream Partners LP:
4.50%, 1/15/29(1)	1,355	1,271,752
4.75%, 1/15/31(1)	1,086	1,010,936
6.00%, 7/1/25(1)	257	257,524
6.50%, 7/1/27(1)	702	708,833
7.50%, 6/1/30(1)	1,010	1,080,564
Global Partners LP/GLP Finance Corp., 8.25%, 1/15/32(1)	1,292	1,340,688
Kinetik Holdings LP, 5.875%, 6/15/30(1)	2,308	2,259,662
Plains All American Pipeline LP, Series B, 9.679% to 4/29/24, (3 mo. SOFR + 4.372%)(2)(17)	1,912	1,909,470
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	100	99,974
Targa Resources Corp., 6.15%, 3/1/29	200	208,504
Venture Global LNG, Inc.:
8.125%, 6/1/28(1)	1,174	1,198,432
8.375%, 6/1/31(1)	1,878	1,937,897
9.50%, 2/1/29(1)	1,623	1,750,386
9.875%, 2/1/32(1)	1,542	1,662,845
Western Midstream Operating LP:
4.05%, 2/1/30	1,187	1,108,244
4.50%, 3/1/28	148	143,132
4.75%, 8/15/28	150	146,033
Williams Cos., Inc., 5.30%, 8/15/28	200	201,807
		$ 27,149,581
Publishing — 0.2%
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(1)	423	$ 399,279
8.00%, 8/1/29(1)	1,879	1,767,930
		$ 2,167,209
Security	Principal Amount* (000's omitted)		Value
Radio and Television — 0.4%
Clear Channel Outdoor Holdings, Inc.:
5.125%, 8/15/27(1)		740	$ 698,101
7.75%, 4/15/28(1)		2,088	1,830,362
7.875%, 4/1/30(1)		1,227	1,220,596
Townsquare Media, Inc., 6.875%, 2/1/26(1)		1,492	1,455,819
			$ 5,204,878
Real Estate Investment Trusts (REITs) — 1.4%
Adler Financing SARL, 12.50%, 6/30/25(16)	EUR	200	$ 246,787
Akelius Residential Property AB, 2.249% to 2/17/26, 5/17/81(14)(15)	EUR	200	198,342
Blackstone Property Partners Europe Holdings SARL, 1.625%, 4/20/30(14)	EUR	200	180,125
CTR Partnership LP/CareTrust Capital Corp., 3.875%, 6/30/28(1)		1,591	1,475,004
Cushman & Wakefield U.S. Borrower LLC:
6.75%, 5/15/28(1)		367	362,695
8.875%, 9/1/31(1)		907	959,286
Emeria SASU:
3.375%, 3/31/28(14)	EUR	100	92,589
7.75%, 3/31/28(14)	EUR	400	420,752
EPR Properties, 3.60%, 11/15/31		600	501,881
Equinix, Inc., 1.00%, 9/15/25		525	491,179
Extra Space Storage LP, 5.70%, 4/1/28		450	458,394
Greystar Real Estate Partners LLC, 7.75%, 9/1/30(1)		1,840	1,906,160
HAT Holdings I LLC/HAT Holdings II LLC:
3.375%, 6/15/26(1)		1,316	1,240,863
3.75%, 9/15/30(1)		1,816	1,527,107
Heimstaden Bostad AB:
3.00% to 10/29/27(14)(15)(17)	EUR	102	65,751
3.248% to 11/19/24(14)(15)(17)	EUR	300	236,273
3.375% to 1/15/26(14)(15)(17)	EUR	250	180,370
VICI Properties LP/VICI Note Co., Inc.:
3.75%, 2/15/27(1)		323	306,332
3.875%, 2/15/29(1)		525	483,634
4.125%, 8/15/30(1)		1,108	1,008,204
4.25%, 12/1/26(1)		1,653	1,590,463
4.50%, 9/1/26(1)		895	868,815
4.625%, 12/1/29(1)		2,359	2,232,439
5.75%, 2/1/27(1)		573	572,706
			$ 17,606,151
Retail — 1.2%
Arko Corp., 5.125%, 11/15/29(1)		1,879	$ 1,557,208

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Retail (continued)
B&M European Value Retail SA, 8.125%, 11/15/30(14)	GBP	200	$ 272,043
Dufry One BV:
2.00%, 2/15/27(14)	EUR	200	203,366
3.375%, 4/15/28(14)	EUR	139	144,603
Evergreen Acqco 1 LP/TVI, Inc., 9.75%, 4/26/28(1)		1,989	2,139,884
Ferrellgas LP/Ferrellgas Finance Corp., 5.875%, 4/1/29(1)		1,582	1,508,224
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)		745	683,873
Group 1 Automotive, Inc., 4.00%, 8/15/28(1)		1,328	1,225,033
Ken Garff Automotive LLC, 4.875%, 9/15/28(1)		957	886,102
LCM Investments Holdings II LLC:
4.875%, 5/1/29(1)		1,652	1,520,093
8.25%, 8/1/31(1)		262	274,307
Midco GB SASU, 7.75%, (7.75% cash or 8.50% PIK), 11/1/27(14)(16)	EUR	130	143,140
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.125%, 4/1/26(1)		1,379	1,351,660
PEU Fin PLC, 7.25%, 7/1/28(14)	EUR	200	222,107
Punch Finance PLC, 6.125%, 6/30/26(14)	GBP	125	153,276
Raising Cane's Restaurants LLC, 9.375%, 5/1/29(1)		1,798	1,945,418
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/31(1)		824	751,845
			$ 14,982,182
Retailers (Except Food and Drug) — 0.8%
Bath & Body Works, Inc.:
6.625%, 10/1/30(1)		479	$ 489,753
6.75%, 7/1/36		437	441,724
6.95%, 3/1/33		1,027	1,024,635
9.375%, 7/1/25(1)		182	190,041
Dave & Buster's, Inc., 7.625%, 11/1/25(1)		2,417	2,437,760
Murphy Oil USA, Inc.:
4.75%, 9/15/29		170	161,365
5.625%, 5/1/27		560	555,216
PetSmart, Inc./PetSmart Finance Corp.:
4.75%, 2/15/28(1)		1,290	1,209,002
7.75%, 2/15/29(1)		1,943	1,893,128
Superior Plus LP/Superior General Partner, Inc., 4.50%, 3/15/29(1)		1,532	1,417,694
			$ 9,820,318
Semiconductors & Semiconductor Equipment — 0.2%
ams-OSRAM AG, 10.50%, 3/30/29(14)	EUR	315	$ 337,695
Security	Principal Amount* (000's omitted)		Value
Semiconductors & Semiconductor Equipment (continued)
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/27		700	$ 678,776
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 5/1/25		550	533,892
ON Semiconductor Corp., 3.875%, 9/1/28(1)		1,544	1,420,100
			$ 2,970,463
Software — 0.6%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 6/15/29(1)		1,071	$ 1,111,164
Clarivate Science Holdings Corp., 4.875%, 7/1/29(1)		1,555	1,440,235
Cloud Software Group, Inc.:
6.50%, 3/31/29(1)		1,268	1,204,336
9.00%, 9/30/29(1)		2,306	2,213,926
Concentrix Corp., 6.65%, 8/2/26		425	428,417
Oracle Corp.:
3.25%, 11/15/27		500	470,779
5.80%, 11/10/25		475	479,097
			$ 7,347,954
Software and Services — 0.3%
Fair Isaac Corp., 4.00%, 6/15/28(1)		1,248	$ 1,166,736
Gartner, Inc.:
3.625%, 6/15/29(1)		427	387,017
3.75%, 10/1/30(1)		660	591,478
4.50%, 7/1/28(1)		908	866,025
Playtech PLC, 4.25%, 3/7/26(14)	EUR	200	211,806
			$ 3,223,062
Specialty Retail — 0.0%(13)
Fiber Bidco SpA:
7.892%, (3 mo. EURIBOR + 4.00%), 1/15/30(2)(14)	EUR	160	$ 173,703
11.00%, 10/25/27(14)	EUR	100	117,461
			$ 291,164
Steel — 0.3%
Allegheny Ludlum LLC, 6.95%, 12/15/25		465	$ 473,828
ATI, Inc., 5.875%, 12/1/27		320	315,381
Big River Steel LLC/BRS Finance Corp., 6.625%, 1/31/29(1)		1,147	1,154,517
TMS International Corp., 6.25%, 4/15/29(1)		1,365	1,247,918
			$ 3,191,644

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Surface Transport — 0.1%
Hertz Corp.:
4.625%, 12/1/26(1)		218	$ 198,086
5.00%, 12/1/29(1)		1,771	1,370,163
			$ 1,568,249
Technology — 0.6%
athenahealth Group, Inc., 6.50%, 2/15/30(1)		2,297	$ 2,103,257
International Game Technology PLC:
4.125%, 4/15/26(1)		892	865,266
5.25%, 1/15/29(1)		2,500	2,417,506
6.25%, 1/15/27(1)		976	983,690
6.50%, 2/15/25(1)		513	515,041
			$ 6,884,760
Telecommunications — 1.8%
AT&T, Inc., 1.65%, 2/1/28		825	$ 730,882
Ciena Corp., 4.00%, 1/31/30(1)		1,883	1,685,443
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/1/26(1)		2,698	2,646,617
Iliad Holding SASU:
5.125%, 10/15/26(14)	EUR	400	427,686
6.50%, 10/15/26(1)		1,589	1,575,293
7.00%, 10/15/28(1)		811	803,492
LCPR Senior Secured Financing DAC:
5.125%, 7/15/29(1)		420	352,102
6.75%, 10/15/27(1)		1,482	1,392,322
Level 3 Financing, Inc., 4.25%, 7/1/28(1)		400	250,000
Lorca Telecom Bondco SA, 4.00%, 9/18/27(14)	EUR	643	674,427
Matterhorn Telecom SA, 3.125%, 9/15/26(14)	EUR	400	420,751
PLT VII Finance SARL:
4.625%, 1/5/26(14)	EUR	500	538,926
8.567%, (3 mo. EURIBOR + 4.625%), 1/5/26(2)(14)	EUR	200	217,209
Rogers Communications, Inc.:
2.95%, 3/15/25		500	487,507
5.00%, 2/15/29		275	273,205
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 5.152%, 9/20/29(1)		380	379,208
Stagwell Global LLC, 5.625%, 8/15/29(1)		1,492	1,356,127
Summer (BC) Bidco B LLC, 5.50%, 10/31/26(1)		907	876,604
Summer (BC) Holdco A SARL, 9.25%, 10/31/27(14)	EUR	225	237,229
Summer (BC) Holdco B SARL, 5.75%, 10/31/26(14)	EUR	150	159,198
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	240	299,057
Security	Principal Amount* (000's omitted)		Value
Telecommunications (continued)
Telecom Italia SpA:
1.625%, 1/18/29(14)	EUR	100	$ 93,128
5.303%, 5/30/24(1)		1,118	1,112,684
7.875%, 7/31/28(14)	EUR	325	385,695
Telefonica Europe BV:
2.88% to 2/24/28(14)(15)(17)	EUR	200	199,474
7.125% to 8/23/28(14)(15)(17)	EUR	400	471,104
Viasat, Inc., 5.625%, 4/15/27(1)		476	451,077
Viavi Solutions, Inc., 3.75%, 10/1/29(1)		709	609,028
Vmed O2 U.K. Financing I PLC:
3.25%, 1/31/31(14)	EUR	200	191,150
4.50%, 7/15/31(14)	GBP	100	107,865
4.75%, 7/15/31(1)		976	842,151
7.75%, 4/15/32(1)(3)		645	647,673
Vodafone Group PLC:
2.625% to 5/27/26, 8/27/80(14)(15)	EUR	400	414,818
4.875% to 7/3/25, 10/3/78(14)(15)	GBP	350	434,592
8.00% to 5/30/31, 8/30/86(14)(15)	GBP	200	272,309
Wp/ap Telecom Holdings III BV, 5.50%, 1/15/30(14)	EUR	350	350,458
			$ 22,366,491
Transportation — 0.4%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		1,528	$ 1,383,065
Penske Truck Leasing Co. LP/PTL Finance Corp.:
5.35%, 1/12/27(1)		175	175,214
6.20%, 6/15/30(1)		450	468,189
Seaspan Corp., 5.50%, 8/1/29(1)		1,912	1,669,954
SMBC Aviation Capital Finance DAC, 5.45%, 5/3/28(1)		450	451,495
Watco Cos. LLC/Watco Finance Corp., 6.50%, 6/15/27(1)		1,008	997,368
			$ 5,145,285
Utilities — 1.2%
Calpine Corp.:
4.50%, 2/15/28(1)		1,073	$ 1,018,549
4.625%, 2/1/29(1)		680	630,052
5.00%, 2/1/31(1)		910	835,678
5.125%, 3/15/28(1)		1,511	1,451,449
5.25%, 6/1/26(1)		344	340,692
Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29(1)		838	719,875
NextEra Energy Operating Partners LP:
4.25%, 9/15/24(1)		60	58,200
4.50%, 9/15/27(1)		1,207	1,130,590

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Utilities (continued)
NRG Energy, Inc.:
3.375%, 2/15/29(1)	664	$ 590,513
3.625%, 2/15/31(1)	1,107	956,412
3.875%, 2/15/32(1)	1,466	1,257,508
5.25%, 6/15/29(1)	673	643,969
10.25% to 3/15/28(1)(15)(17)	1,486	1,595,441
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	1,497	1,426,885
Vistra Operations Co. LLC:
4.375%, 5/1/29(1)	939	870,852
5.00%, 7/31/27(1)	1,278	1,238,556
		$ 14,765,221
Total Corporate Bonds (identified cost $662,583,448)		$ 647,505,126

Senior Floating-Rate Loans — 45.8%(19)
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 0.8%
Aernnova Aerospace SAU:
Term Loan, 6.902%, (6 mo. EURIBOR + 3.00%), 2/26/27	EUR	204	$ 217,696
Term Loan, 6.952%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	796	849,016
AI Convoy (Luxembourg) SARL, Term Loan, 7.612%, (6 mo. EURIBOR + 3.75%), 1/18/27	EUR	1,000	1,077,232
Dynasty Acquisition Co., Inc.:
Term Loan, 8.829%, (SOFR + 3.50%), 8/24/28		1,193	1,195,358
Term Loan, 8.829%, (SOFR + 3.50%), 8/24/28		460	460,756
IAP Worldwide Services, Inc., Term Loan - Second Lien, 12.152%, (3 mo. USD LIBOR + 6.50%), 7/18/23(10)		216	172,327
TransDigm, Inc.:
Term Loan, 8.059%, (SOFR + 2.75%), 8/24/28		4,576	4,596,280
Term Loan, 8.059%, (SOFR + 2.75%), 2/22/30		1,326	1,330,613
			$ 9,899,278
Airlines — 0.2%
Mileage Plus Holdings LLC, Term Loan, 10.733%, (SOFR + 5.25%), 6/21/27		488	$ 502,652
SkyMiles IP Ltd., Term Loan, 9.068%, (SOFR + 3.75%), 10/20/27		1,463	1,509,575
			$ 2,012,227
Borrower/Description	Principal Amount* (000's omitted)		Value
Apparel & Luxury Goods — 0.2%
Gloves Buyer, Inc., Term Loan, 10.442%, (SOFR + 5.00%), 12/29/27		622	$ 621,875
Hanesbrands, Inc., Term Loan, 9.08%, (SOFR + 3.75%), 3/8/30		371	371,598
Touchdown Acquirer, Inc.:
Term Loan, 0.00%, 2/21/31(20)		175	175,766
Term Loan, 9.314%, (SOFR + 4.00%), 2/21/31		750	753,281
			$ 1,922,520
Auto Components — 1.1%
Adient U.S. LLC, Term Loan, 8.077%, (SOFR + 2.75%), 1/31/31		556	$ 557,659
Autokiniton U.S. Holdings, Inc., Term Loan, 9.442%, (SOFR + 4.00%), 4/6/28		511	512,921
Clarios Global LP:
Term Loan, 7.08%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	913	986,761
Term Loan, 8.33%, (SOFR + 3.00%), 5/6/30		2,604	2,612,611
DexKo Global, Inc.:
Term Loan, 7.902%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	309	329,411
Term Loan, 7.902%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	691	735,375
Term Loan, 9.321%, (SOFR + 3.75%), 10/4/28		809	801,701
Garrett LX I SARL, Term Loan, 8.824%, (SOFR + 3.25%), 4/30/28		634	635,599
Garrett Motion, Inc., Term Loan, 9.813%, (SOFR + 4.50%), 4/30/28		1,375	1,385,313
LSF12 Badger Bidco LLC, Term Loan, 11.33%, (SOFR + 6.00%), 8/30/30		299	300,933
LTI Holdings, Inc.:
Term Loan, 8.945%, (SOFR + 3.50%), 9/6/25		3,313	3,287,962
Term Loan, 10.195%, (SOFR + 4.75%), 7/24/26		703	696,737
RealTruck Group, Inc., Term Loan, 10.445%, (SOFR + 5.00%), 1/31/28		675	670,359
			$ 13,513,342
Automobiles — 0.2%
MajorDrive Holdings IV LLC:
Term Loan, 9.571%, (SOFR + 4.00%), 6/1/28		438	$ 438,810
Term Loan, 10.959%, (SOFR + 5.50%), 6/1/29		1,617	1,625,085
			$ 2,063,895
Beverages — 0.1%
City Brewing Co. LLC, Term Loan, 9.078%, (SOFR + 3.50%), 4/5/28		1,131	$ 887,510
			$ 887,510

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Biotechnology — 0.1%
Alkermes, Inc., Term Loan, 7.943%, (SOFR + 2.50%), 3/12/26		1,074	$ 1,075,245
Alltech, Inc., Term Loan, 9.445%, (SOFR + 4.00%), 10/13/28		464	461,991
			$ 1,537,236
Building Products — 0.3%
LHS Borrower LLC, Term Loan, 10.18%, (SOFR + 4.75%), 2/16/29		1,125	$ 1,070,423
MI Windows & Doors LLC, Term Loan, 3/21/31(21)		1,275	1,282,571
Oscar AcquisitionCo LLC, Term Loan, 9.902%, (SOFR + 4.50%), 4/29/29		887	889,578
Standard Industries, Inc., Term Loan, 7.693%, (SOFR + 2.25%), 9/22/28		1,097	1,098,293
			$ 4,340,865
Capital Markets — 1.4%
Advisor Group, Inc., Term Loan, 9.827%, (SOFR + 4.50%), 8/17/28		1,131	$ 1,134,929
Aretec Group, Inc., Term Loan, 9.927%, (SOFR + 4.50%), 8/9/30		3,002	3,021,006
Athena Holdco SAS, Term Loan, 3/6/31(21)	EUR	1,000	1,080,957
Brookfield Property REIT, Inc., Term Loan, 7.927%, (SOFR + 2.50%), 8/27/25		700	698,228
CeramTec AcquiCo GmbH, Term Loan, 7.452%, (3 mo. EURIBOR + 3.50%), 3/16/29	EUR	760	812,307
Citco Funding LLC, Term Loan, 8.422%, (SOFR + 3.25%), 4/27/28		771	774,257
EIG Management Co. LLC, Term Loan, 9.18%, (SOFR + 3.75%), 2/22/25		259	259,350
FinCo I LLC, Term Loan, 8.313%, (SOFR + 3.00%), 6/27/29		1,216	1,218,978
Focus Financial Partners LLC, Term Loan, 8.08%, (SOFR + 2.75%), 6/30/28		4,303	4,295,618
Franklin Square Holdings LP, Term Loan, 7.68%, (SOFR + 2.25%), 8/1/25		520	521,046
HighTower Holdings LLC, Term Loan, 9.586%, (SOFR + 4.00%), 4/21/28		1,014	1,017,115
Hudson River Trading LLC, Term Loan, 8.445%, (SOFR + 3.00%), 3/20/28		515	511,756
Kestra Advisor Services Holdings A, Inc., Term Loan, 3/19/31(21)		650	651,625
Mariner Wealth Advisors LLC, Term Loan, 8.692%, (SOFR + 3.25%), 8/18/28		782	780,673
Victory Capital Holdings, Inc., Term Loan, 7.679%, (SOFR + 2.25%), 7/1/26		891	890,947
			$ 17,668,792
Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals — 2.3%
Aruba Investments Holdings LLC, Term Loan, 7.83%, (1 mo. EURIBOR + 4.00%), 11/24/27	EUR	970	$ 1,009,857
Flint Group Midco Ltd., Term Loan, 10.577%, (SOFR + 5.262%), 9.827% cash, 0.75% PIK, 12/31/26		76	71,954
Flint Group Topco Ltd.:
Term Loan, 12.577%, (SOFR + 7.262%), 5.677% cash, 6.90% PIK, 12/31/27		38	30,258
Term Loan - Second Lien, 12.577%, (SOFR + 7.262%), 5.677% cash, 6.90% PIK, 12/31/27		51	7,021
Groupe Solmax, Inc., Term Loan, 10.257%, (SOFR + 4.75%), 5/29/28(22)		195	192,038
INEOS Enterprises Holdings II Ltd., Term Loan, 7.952%, (3 mo. EURIBOR + 4.00%), 7/7/30	EUR	500	538,601
INEOS Enterprises Holdings U.S. Finco LLC, Term Loan, 9.193%, (SOFR + 3.75%), 7/8/30		1,050	1,045,406
INEOS Finance PLC, Term Loan, 7.83%, (1 mo. EURIBOR + 4.00%), 11/8/27	EUR	1,194	1,287,976
INEOS Quattro Holdings U.K. Ltd.:
Term Loan, 8.33%, (1 mo. EURIBOR + 4.50%), 4/2/29	EUR	1,000	1,068,174
Term Loan, 9.18%, (SOFR + 3.75%), 3/14/30		422	421,285
Term Loan, 9.68%, (SOFR + 4.25%), 4/2/29		2,297	2,295,689
INEOS Styrolution Group GmbH, Term Loan, 5.83%, (1 mo. EURIBOR + 2.00%), 1/29/27	EUR	1,000	1,045,360
INEOS U.S. Finance LLC:
Term Loan, 7.93%, (SOFR + 2.50%), 11/8/28		613	608,519
Term Loan, 8.93%, (SOFR + 3.50%), 2/18/30		769	770,149
Term Loan, 9.08%, (SOFR + 3.75%), 2/7/31		525	526,149
Term Loan, 9.18%, (SOFR + 3.75%), 11/8/27		1,010	1,014,119
Kraton Corp., Term Loan, 8.841%, (SOFR + 3.25%), 3/15/29		441	430,030
Kraton Polymers Holdings BV, Term Loan, 7.188%, (3 mo. EURIBOR + 3.25%), 3/15/29	EUR	500	525,265
Lonza Group AG:
Term Loan, 7.827%, (3 mo. EURIBOR + 3.93%), 7/3/28	EUR	1,000	1,000,026
Term Loan, 9.334%, (SOFR + 3.93%), 7/3/28		1,705	1,607,406
Momentive Performance Materials, Inc., Term Loan, 9.83%, (SOFR + 4.50%), 3/29/28		792	781,357
Nouryon Finance BV:
Term Loan, 8.178%, (3 mo. EURIBOR + 4.25%), 4/3/28	EUR	750	809,965
Term Loan, 9.419%, (SOFR + 4.00%), 4/3/28		1,323	1,329,004
Olympus Water U.S. Holding Corp., Term Loan, 9.566%, (SOFR + 4.25%), 11/9/28		2,754	2,765,258
Orion Engineered Carbons GmbH:
Term Loan, 6.302%, (3 mo. EURIBOR + 2.40%), 9/24/28	EUR	1,000	1,068,511

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
Orion Engineered Carbons GmbH: (continued)
Term Loan, 7.559%, (SOFR + 2.15%), 9/24/28		366	$ 364,711
Rohm Holding GmbH:
Term Loan, 8.366%, (6 mo. EURIBOR + 4.50%), 7/31/26	EUR	500	510,880
Term Loan, 8.366%, (6 mo. EURIBOR + 4.50%), 7/31/26	EUR	500	510,880
Term Loan, 10.581%, (SOFR + 5.00%), 7/31/26		914	885,602
SCUR-Alpha 1503 GmbH, Term Loan, 10.813%, (SOFR + 5.50%), 3/29/30		916	850,535
Tronox Finance LLC:
Term Loan, 8.043%, (SOFR + 2.50%), 3/10/28(22)		1,318	1,319,956
Term Loan, 8.827%, (SOFR + 3.50%), 8/16/28		474	475,293
W.R. Grace & Co.-Conn., Term Loan, 9.321%, (SOFR + 3.75%), 9/22/28		1,100	1,103,697
			$ 28,270,931
Commercial Services & Supplies — 1.7%
Albion Financing 3 SARL:
Term Loan, 10.824%, (SOFR + 5.50%), 8/17/26		297	$ 298,485
Term Loan, 10.827%, (SOFR + 5.25%), 8/17/26		1,515	1,524,279
Allied Universal Holdco LLC:
Term Loan, 7.58%, (1 mo. EURIBOR + 3.75%), 5/12/28	EUR	975	1,040,796
Term Loan, 9.18%, (SOFR + 3.75%), 5/12/28		2,672	2,670,878
Asplundh Tree Expert LLC, Term Loan, 7.18%, (SOFR + 1.75%), 9/7/27		1,086	1,087,236
Belfor Holdings, Inc.:
Term Loan, 8.08%, (1 mo. EURIBOR + 4.25%), 11/1/30	EUR	1,000	1,082,896
Term Loan, 9.08%, (SOFR + 3.75%), 11/1/30		587	590,713
EnergySolutions LLC, Term Loan, 9.313%, (SOFR + 4.00%), 9/20/30		4,471	4,492,354
Foundever Group, Term Loan, 7.58%, (1 mo. EURIBOR + 3.75%), 8/28/28	EUR	500	464,195
Foundever Worldwide Corp., Term Loan, 9.195%, (SOFR + 3.75%), 8/28/28		1,853	1,597,616
Harsco Corp., Term Loan, 7.692%, (SOFR + 2.25%), 3/10/28		389	385,961
Heritage-Crystal Clean, Inc., Term Loan, 10.317%, (SOFR + 5.00%), 10/17/30		698	700,977
LABL, Inc., Term Loan, 10.427%, (SOFR + 5.00%), 10/29/28		709	694,403
Monitronics International, Inc., Term Loan, 13.074%, (SOFR + 7.50%), 6/30/28		1,431	1,438,624
Phoenix Services International LLC, Term Loan, 11.43%, (SOFR + 6.10%), 6/30/28		207	195,216
Borrower/Description	Principal Amount* (000's omitted)		Value
Commercial Services & Supplies (continued)
Tempo Acquisition LLC, Term Loan, 8.08%, (SOFR + 2.75%), 8/31/28		822	$ 825,565
TMF Group Holding BV:
Term Loan, 7.656%, (3 mo. EURIBOR + 3.75%), 5/3/28	EUR	1,000	1,079,440
Term Loan, 9.33%, (SOFR + 4.00%), 5/3/28		374	375,699
			$ 20,545,333
Construction Materials — 0.4%
Quikrete Holdings, Inc.:
Term Loan, 8.07%, (SOFR + 2.63%), 2/1/27		2,877	$ 2,883,039
Term Loan, 8.195%, (SOFR + 2.75%), 3/19/29		2,132	2,135,980
Term Loan, 3/25/31(21)		275	275,401
U.S. Silica Co., Term Loan, 3/25/30(21)		325	325,813
			$ 5,620,233
Consumer Staples Distribution & Retail — 0.2%
Cardenas Markets, Inc., Term Loan, 12.159%, (SOFR + 6.75%), 8/1/29		396	$ 397,630
Peer Holding III BV:
Term Loan, 7.652%, (3 mo. EURIBOR + 3.75%), 9/29/28	EUR	500	540,942
Term Loan, 8.559%, (SOFR + 3.25%), 10/28/30		1,100	1,103,782
			$ 2,042,354
Containers & Packaging — 0.8%
Berlin Packaging LLC, Term Loan, 9.196%, (SOFR + 3.75%), 3/11/28(22)		1,219	$ 1,221,568
Clydesdale Acquisition Holdings, Inc., Term Loan, 9.105%, (SOFR + 3.68%), 4/13/29		565	566,275
Kouti BV, Term Loan, 7.377%, (3 mo. EURIBOR + 3.43%), 8/31/28	EUR	2,000	2,125,065
Pregis TopCo Corp., Term Loan, 9.08%, (SOFR + 3.75%), 7/31/26		622	624,125
Pretium Packaging LLC, Term Loan - Second Lien, 11.309%, (SOFR + 6.00%), 9.906% cash, 1.403% PIK, 10/2/28		127	114,854
Pretium PKG Holdings, Inc., Term Loan - Second Lien, 12.334%, (SOFR + 6.75%), 10/1/29		350	218,167
Proampac PG Borrower LLC, Term Loan, 9.806%, (SOFR + 4.50%), 9/15/28(22)		1,122	1,125,554
Reynolds Group Holdings, Inc.:
Term Loan, 8.695%, (SOFR + 3.25%), 2/5/26		760	762,641
Term Loan, 8.695%, (SOFR + 3.25%), 9/24/28		951	954,833
Trident TPI Holdings, Inc.:
Term Loan, 9.809%, (SOFR + 4.00%), 9/15/28		781	781,951

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Containers & Packaging (continued)
Trident TPI Holdings, Inc.: (continued)
Term Loan, 9.809%, (SOFR + 4.50%), 9/15/28		1,322	$ 1,323,870
			$ 9,818,903
Distributors — 0.4%
Parts Europe SA, Term Loan, 7.641%, (3 mo. EURIBOR + 3.75%), 2/3/31	EUR	1,500	$ 1,620,143
Phillips Feed Service, Inc., Term Loan, 12.329%, (SOFR + 7.00%), 11/13/24(10)		105	73,632
Rubix Group Midco 3 Ltd., Term Loan, 9/30/26(21)	EUR	1,000	1,080,114
Safic-Alcan SAS, Term Loan, 7.902%, (3 mo. EURIBOR + 4.00%), 6/22/29	EUR	1,000	1,081,547
Winterfell Financing SARL, Term Loan, 8.898%, (3 mo. EURIBOR + 5.00%), 5/4/28	EUR	500	531,430
			$ 4,386,866
Diversified Consumer Services — 0.6%
Anticimex International AB, Term Loan, 7.352%, (3 mo. EURIBOR + 3.40%), 11/16/28	EUR	1,000	$ 1,070,159
Ascend Learning LLC, Term Loan, 8.927%, (SOFR + 3.50%), 12/11/28		635	632,822
Belron Finance U.S. LLC, Term Loan, 7.578%, (SOFR + 2.00%), 4/13/28		827	828,347
Fugue Finance BV, Term Loan, 8.202%, (3 mo. EURIBOR + 4.25%), 1/31/28	EUR	1,000	1,083,135
KUEHG Corp., Term Loan, 10.313%, (SOFR + 5.00%), 6/12/30		1,569	1,575,222
Sotheby's, Term Loan, 10.076%, (SOFR + 4.50%), 1/15/27		809	799,989
Spring Education Group, Inc., Term Loan, 9.809%, (SOFR + 4.50%), 10/4/30		349	351,220
Wand NewCo 3, Inc., Term Loan, 9.08%, (SOFR + 3.75%), 1/30/31		1,250	1,254,774
			$ 7,595,668
Diversified Financial Services — 0.2%
Concorde Midco Ltd., Term Loan, 7.909%, (3 mo. EURIBOR + 4.00%), 3/1/28	EUR	1,000	$ 1,073,455
Sandy BidCo BV, Term Loan, 7.726%, (6 mo. EURIBOR + 3.60%), 8/17/29	EUR	1,000	1,079,450
			$ 2,152,905
Diversified Telecommunication Services — 1.5%
Altice France SA, Term Loan, 10.814%, (SOFR + 5.50%), 8/15/28		1,068	$ 841,288
CD&R Hydra Buyer, Inc., Term Loan, 3/25/31(21)		850	852,125
Borrower/Description	Principal Amount* (000's omitted)		Value
Diversified Telecommunication Services (continued)
eircom Finco SARL, Term Loan, 7.118%, (1 mo. EURIBOR + 3.25%), 5/15/26	EUR	1,786	$ 1,926,677
GEE Holdings 2 LLC:
Term Loan, 13.412%, (SOFR + 8.00%), 3/24/25		329	299,220
Term Loan - Second Lien, 13.662%, (SOFR + 8.25%), 5.412% cash, 8.25% PIK, 3/23/26		772	463,499
Lumen Technologies, Inc.:
Term Loan, 7.793%, (SOFR + 2.35%), 4/15/29		1,061	779,812
Term Loan, 7.793%, (SOFR + 2.35%), 4/15/30		1,061	779,812
Telenet International Finance SARL, Term Loan, 6.109%, (1 mo. EURIBOR + 2.25%), 4/30/29	EUR	1,750	1,845,900
UPC Broadband Holding BV:
Term Loan, 6.359%, (1 mo. EURIBOR + 2.50%), 4/30/29	EUR	1,500	1,596,276
Term Loan, 6.859%, (1 mo. EURIBOR + 3.00%), 1/31/29	EUR	3,000	3,198,116
Virgin Media Bristol LLC, Term Loan, 8.69%, (SOFR + 3.25%), 1/31/29		1,150	1,142,254
Virgin Media Ireland Ltd., Term Loan, 7.359%, (1 mo. EURIBOR + 3.50%), 7/15/29	EUR	1,000	1,057,211
Virgin Media SFA Finance Ltd.:
Term Loan, 6.359%, (1 mo. EURIBOR + 2.50%), 1/31/29	EUR	600	631,201
Term Loan, 8.471%, (SONIA + 3.25%), 11/15/27	GBP	1,500	1,882,354
Zayo Group Holdings, Inc., Term Loan, 7.08%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	960	916,961
			$ 18,212,706
Electrical Equipment — 0.3%
AZZ, Inc., Term Loan, 8.577%, (SOFR + 3.25%), 5/13/29		329	$ 330,906
Brookfield WEC Holdings, Inc., Term Loan, 8.079%, (SOFR + 2.75%), 1/27/31		3,050	3,049,576
			$ 3,380,482
Electronic Equipment, Instruments & Components — 0.9%
Chamberlain Group, Inc.:
Term Loan, 8.68%, (SOFR + 3.25%), 11/3/28		1,515	$ 1,514,990
Term Loan, 9.08%, (SOFR + 3.75%), 11/3/28		1,150	1,153,773
Creation Technologies, Inc., Term Loan, 11.092%, (SOFR + 5.50%), 10/5/28		958	933,989
II-VI, Inc., Term Loan, 8.195%, (SOFR + 2.75%), 7/2/29		870	872,693
Minimax Viking GmbH, Term Loan, 7.08%, (1 mo. EURIBOR + 3.25%), 7/31/28	EUR	1,682	1,824,704
Mirion Technologies, Inc., Term Loan, 8.314%, (SOFR + 2.75%), 10/20/28		586	587,598

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Electronic Equipment, Instruments & Components (continued)
MX Holdings U.S., Inc., Term Loan, 8.195%, (SOFR + 2.75%), 7/31/28		249	$ 249,424
Robertshaw U.S. Holding Corp.:
Term Loan, 13.313%, (SOFR + 8.00%), 2/28/27		0 (23)	197
Term Loan, 16.50%, (USD Prime + 8.00%), 11.50% cash, 5.00% PIK, 2/28/27		1,075	1,086,165
Term Loan - Second Lien, 12.313%, (SOFR + 7.00%), 2/28/27		990	767,269
Verifone Systems, Inc., Term Loan, 9.585%, (SOFR + 4.00%), 8/20/25		1,209	1,075,081
Verisure Holding AB, Term Loan, 6.902%, (3 mo. EURIBOR + 3.00%), 3/27/28	EUR	1,000	1,076,360
			$ 11,142,243
Energy Equipment & Services — 0.2%
Ameriforge Group, Inc.:
Term Loan, 12.084%, (SOFR + 8.00%), 12/29/23(10)(20)		112	$ 89,142
Term Loan, 13.32%, (SOFR + 8.00%), 12/29/23(10)(22)		878	700,318
GIP Pilot Acquisition Partners LP, Term Loan, 8.327%, (SOFR + 3.00%), 10/4/30		475	476,880
Lealand Finance Co. BV, Term Loan, 9.444%, (SOFR + 4.00%), 6.444% cash, 3.00% PIK, 6/30/25		236	77,938
PG Investment Co. 59 SARL, Term Loan, 2/24/31(21)		1,075	1,079,031
			$ 2,423,309
Engineering & Construction — 0.3%
Aegion Corp., Term Loan, 9.58%, (SOFR + 4.25%), 5/17/28		464	$ 465,858
American Residential Services LLC, Term Loan, 9.071%, (SOFR + 3.50%), 10/15/27		556	556,660
APi Group DE, Inc., Term Loan, 7.942%, (SOFR + 2.50%), 1/3/29		1,305	1,308,490
Artera Services LLC, Term Loan, 9.809%, (SOFR + 4.50%), 2/15/31		425	427,302
Northstar Group Services, Inc., Term Loan, 10.945%, (SOFR + 5.50%), 11/12/26		209	209,773
Platea BC Bidco AB:
Term Loan, 4/2/31(21)	EUR	417	447,610
Term Loan, 4/2/31(21)	EUR	83	89,522
			$ 3,505,215
Entertainment — 0.7%
City Football Group Ltd., Term Loan, 8.443%, (SOFR + 3.00%), 7/21/28		1,344	$ 1,344,903
Borrower/Description	Principal Amount* (000's omitted)		Value
Entertainment (continued)
Crown Finance U.S., Inc., Term Loan, 13.942%, (SOFR + 8.50%), 6.942% cash, 7.00% PIK, 7/31/28		288	$ 293,207
EP Purchaser LLC, Term Loan, 9.071%, (SOFR + 3.50%), 11/6/28		417	414,053
Playtika Holding Corp., Term Loan, 8.195%, (SOFR + 2.75%), 3/13/28		2,154	2,158,490
Renaissance Holding Corp., Term Loan, 9.577%, (SOFR + 4.25%), 4/5/30		945	948,041
UFC Holdings LLC, Term Loan, 8.336%, (SOFR + 2.75%), 4/29/26		2,729	2,735,107
Vue Entertainment International Ltd., Term Loan, 12.428%, (6 mo. EURIBOR + 8.50%), 4.028% cash, 8.40% PIK, 12/31/27	EUR	444	263,177
Vue International Bidco PLC, Term Loan, 12.13%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	121	129,155
			$ 8,286,133
Equity Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc.:
Term Loan, 7.195%, (1 mo. USD LIBOR + 1.75%), 1/2/26		870	$ 869,681
Term Loan, 7.58%, (SOFR + 2.25%), 1/31/31		1,022	1,021,159
			$ 1,890,840
Financial Services — 0.6%
Ditech Holding Corp., Term Loan, 0.00%, 6/30/24(18)		2,173	$ 239,052
GTCR W Merger Sub LLC:
Term Loan, 7.152%, (3 mo. EURIBOR + 3.25%), 1/31/31	EUR	1,500	1,621,916
Term Loan, 8.309%, (SOFR + 3.00%), 1/31/31		2,875	2,886,905
NCR Atleos LLC, Term Loan, 10.163%, (SOFR + 4.75%), 3/27/29		1,295	1,302,737
Nuvei Technologies Corp., Term Loan, 8.43%, (SOFR + 3.00%), 12/19/30		823	826,024
			$ 6,876,634
Food & Staples Retailing — 0.1%
US Foods, Inc., Term Loan, 7.442%, (SOFR + 2.00%), 9/13/26		1,279	$ 1,283,116
			$ 1,283,116
Food Products — 1.1%
8th Avenue Food & Provisions, Inc., Term Loan, 10.192%, (SOFR + 4.75%), 10/1/25		585	$ 575,494
Badger Buyer Corp., Term Loan, 8.942%, (SOFR + 3.50%), 9/30/24		374	362,780

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Food Products (continued)
CHG PPC Parent LLC:
Term Loan, 8.33%, (1 mo. EURIBOR + 4.50%), 12/8/28	EUR	2,000	$ 2,172,085
Term Loan, 8.445%, (SOFR + 3.00%), 12/8/28		465	466,601
Del Monte Foods, Inc., Term Loan, 9.68%, (SOFR + 4.25%), 5/16/29		444	380,635
Froneri International Ltd.:
Term Loan, 5.991%, (6 mo. EURIBOR + 2.13%), 1/29/27	EUR	1,275	1,364,905
Term Loan, 7.68%, (SOFR + 2.25%), 1/29/27		2,118	2,121,115
Monogram Food Solutions LLC, Term Loan, 9.445%, (SOFR + 4.00%), 8/28/28		538	538,969
Nomad Foods Europe Midco Ltd., Term Loan, 6.42%, (6 mo. EURIBOR + 2.50%), 6/24/28	EUR	3,000	3,242,618
Pegasus BidCo BV, Term Loan, 7.651%, (3 mo. EURIBOR + 3.75%), 7/12/29	EUR	1,000	1,077,790
United Petfood Group BV, Term Loan, 6.852%, (6 mo. EURIBOR + 2.75%), 4/24/28	EUR	750	793,714
Valeo F1 Co. Ltd. (Ireland), Term Loan, 7.858%, (6 mo. EURIBOR + 4.00%), 9/29/28	EUR	1,000	1,057,273
			$ 14,153,979
Health Care Equipment & Supplies — 0.3%
Bayou Intermediate II LLC, Term Loan, 10.077%, (SOFR + 4.50%), 8/2/28		733	$ 728,543
Journey Personal Care Corp., Term Loan, 9.692%, (SOFR + 4.25%), 3/1/28		1,514	1,494,611
Medline Borrower LP, Term Loan, 7.08%, (1 mo. EURIBOR + 3.25%), 10/23/28	EUR	1,000	1,078,400
			$ 3,301,554
Health Care Providers & Services — 2.6%
AEA International Holdings (Lux) SARL, Term Loan, 8.809%, (SOFR + 3.50%), 9/7/28(22)		1,051	$ 1,054,807
Biogroup-LCD, Term Loan, 7.395%, (3 mo. EURIBOR + 3.50%), 2/9/28	EUR	750	777,986
BW NHHC Holdco, Inc., Term Loan - Second Lien, 13.302%, (SOFR + 8.00%), 1/15/26		3,753	3,208,422
CCRR Parent, Inc., Term Loan, 9.192%, (SOFR + 3.75%), 3/6/28		510	462,476
Cerba Healthcare SAS, Term Loan, 7.53%, (1 mo. EURIBOR + 3.70%), 6/30/28	EUR	1,250	1,249,106
CHG Healthcare Services, Inc.:
Term Loan, 8.695%, (SOFR + 3.25%), 9/29/28		1,073	1,074,511
Term Loan, 9.092%, (SOFR + 3.75%), 9/29/28(22)		399	400,621
CNT Holdings I Corp., Term Loan, 8.817%, (SOFR + 3.50%), 11/8/27		679	680,534
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
Covis Finco SARL, Term Loan, 0.00%, 2/18/27(18)		690	$ 277,537
Dedalus Finance GmbH, Term Loan, 7.612%, (6 mo. EURIBOR + 3.75%), 7/17/27	EUR	500	526,164
Electron BidCo, Inc., Term Loan, 8.445%, (SOFR + 3.00%), 11/1/28		784	786,520
Elsan SAS, Term Loan, 7.193%, (1 mo. EURIBOR + 3.35%), 6/16/28	EUR	1,500	1,596,024
Ensemble RCM LLC, Term Loan, 8.317%, (SOFR + 3.00%), 8/1/29		1,567	1,573,215
IVC Acquisition Ltd.:
Term Loan, 10.809%, (SOFR + 5.50%), 12/12/28		1,022	1,025,845
Term Loan, 11.214%, (SONIA + 5.75%), 12/12/28	GBP	1,000	1,249,791
LSCS Holdings, Inc., Term Loan, 9.945%, (SOFR + 4.61%), 12/16/28		709	700,272
Medical Solutions Holdings, Inc., Term Loan, 8.677%, (SOFR + 3.25%), 11/1/28		1,447	1,286,840
Mehilainen Yhtiot OYJ, Term Loan, 7.148%, (1 mo. EURIBOR + 3.28%), 8/8/25	EUR	1,000	1,080,789
Midwest Physician Administrative Services LLC, Term Loan, 8.821%, (SOFR + 3.25%), 3/12/28		461	382,422
National Mentor Holdings, Inc.:
Term Loan, 9.159%, (SOFR + 3.75%), 3/2/28		58	54,932
Term Loan, 9.176%, (SOFR + 3.75%), 3/2/28(22)		2,020	1,903,193
Option Care Health, Inc., Term Loan, 8.195%, (SOFR + 2.75%), 10/27/28		415	417,203
Pacific Dental Services LLC, Term Loan, 3/7/31(21)		850	850,000
Phoenix Guarantor, Inc., Term Loan, 8.577%, (SOFR + 3.25%), 2/21/31		1,590	1,570,995
R1 RCM, Inc., Term Loan, 8.326%, (SOFR + 3.00%), 6/21/29		225	225,872
Radnet Management, Inc., Term Loan, 8.574%, (SOFR + 3.00%), 4/21/28		960	961,522
Ramsay Generale de Sante SA, Term Loan, 6.92%, (3 mo. EURIBOR + 2.95%), 4/22/27	EUR	500	538,835
Select Medical Corp., Term Loan, 8.33%, (SOFR + 3.00%), 3/6/27		2,842	2,849,795
Sound Inpatient Physicians, Term Loan, 8.574%, (SOFR + 3.00%), 6/27/25		471	263,900
Surgery Center Holdings, Inc., Term Loan, 8.829%, (SOFR + 3.50%), 12/19/30		943	947,900
Synlab Bondco PLC:
Term Loan, 6.361%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	500	532,817
Term Loan, 12/23/30(21)	EUR	125	134,781
U.S. Anesthesia Partners, Inc., Term Loan, 9.69%, (SOFR + 4.25%), 10/1/28		1,486	1,423,574
			$ 32,069,201

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Technology — 0.5%
Imprivata, Inc., Term Loan, 9.563%, (SOFR + 4.25%), 12/1/27		221	$ 221,477
MedAssets Software Intermediate Holdings, Inc., Term Loan, 9.424%, (SOFR + 4.00%), 12/18/28		1,078	911,359
Project Ruby Ultimate Parent Corp., Term Loan, 8.692%, (SOFR + 3.25%), 3/10/28		1,019	1,018,682
Verscend Holding Corp., Term Loan, 9.445%, (SOFR + 4.00%), 8/27/25		2,173	2,175,285
Waystar Technologies, Inc., Term Loan, 9.33%, (SOFR + 4.00%), 10/22/29		1,966	1,972,871
			$ 6,299,674
Hotels, Restaurants & Leisure — 1.8%
Caesars Entertainment, Inc., Term Loan, 8.041%, (SOFR + 2.75%), 2/6/31		2,275	$ 2,279,834
Carnival Corp., Term Loan, 8.695%, (SOFR + 3.25%), 10/18/28		2,639	2,644,748
ClubCorp Holdings, Inc., Term Loan, 10.564%, (SOFR + 5.00%), 9/18/26		1,805	1,810,651
Fertitta Entertainment LLC, Term Loan, 9.077%, (SOFR + 3.75%), 1/27/29		4,128	4,142,884
Flutter Financing BV, Term Loan, 7.559%, (SOFR + 2.25%), 11/25/30		3,067	3,071,420
Four Seasons Hotels Ltd., Term Loan, 7.33%, (SOFR + 2.00%), 11/30/29		1,009	1,011,085
GVC Holdings (Gibraltar) Ltd., Term Loan, 7.652%, (3 mo. EURIBOR + 3.75%), 6/30/28	EUR	1,850	2,003,634
IRB Holding Corp., Term Loan, 8.077%, (SOFR + 2.75%), 12/15/27		295	295,146
Ontario Gaming GTA LP, Term Loan, 9.559%, (SOFR + 4.25%), 8/1/30		973	977,165
Oravel Stays Singapore Pte. Ltd., Term Loan, 13.84%, (SOFR + 8.25%), 6/23/26		347	345,496
Playa Resorts Holding BV, Term Loan, 8.579%, (SOFR + 3.25%), 1/5/29		1,308	1,313,546
Scientific Games Holdings LP, Term Loan, 7.679%, (3 mo. EURIBOR + 3.75%), 4/4/29	EUR	1,000	1,075,189
SeaWorld Parks & Entertainment, Inc., Term Loan, 7.83%, (SOFR + 2.50%), 8/25/28		878	878,428
SMG US Midco 2, Inc., Term Loan, 8.074%, (SOFR + 2.50%), 1/23/25		235	235,395
Wyndham Hotels & Resorts, Inc., Term Loan, 7.677%, (SOFR + 2.25%), 5/24/30		769	772,727
			$ 22,857,348
Household Durables — 1.2%
ACProducts, Inc., Term Loan, 9.814%, (SOFR + 4.25%), 5/17/28		1,726	$ 1,578,742
Borrower/Description	Principal Amount* (000's omitted)		Value
Household Durables (continued)
Libbey Glass, Inc., Term Loan, 11.974%, (SOFR + 6.50%), 11/22/27		9,511	$ 9,035,335
Serta Simmons Bedding LLC, Term Loan, 12.924%, (SOFR + 7.50%), 6/29/28		3,630	3,277,946
Solis IV BV, Term Loan, 7.945%, (3 mo. EURIBOR + 4.00%), 2/26/29	EUR	1,000	1,069,668
			$ 14,961,691
Household Products — 0.1%
Kronos Acquisition Holdings, Inc., Term Loan, 11.493%, (SOFR + 6.00%), 12/22/26		391	$ 392,955
Nobel Bidco BV, Term Loan, 7.415%, (6 mo. EURIBOR + 3.50%), 9/1/28	EUR	1,000	1,037,793
			$ 1,430,748
Industrial Conglomerates — 0.4%
Ammeraal Beltech Holding BV, Term Loan, 8.902%, (3 mo. EURIBOR + 5.00%), 12/30/28	EUR	500	$ 541,217
Kohler Energy Co. LLC:
Term Loan, 1/30/31(21)		2,275	2,275,000
Term Loan, 1/30/31(21)	EUR	1,500	1,595,349
Rain Carbon GmbH, Term Loan, 8.915%, (3 mo. EURIBOR + 5.00%), 10/31/28	EUR	996	1,067,823
			$ 5,479,389
Insurance — 1.8%
Alliant Holdings Intermediate LLC, Term Loan, 8.827%, (SOFR + 3.50%), 11/6/30		1,230	$ 1,236,472
AmWINS Group, Inc.:
Term Loan, 7.695%, (SOFR + 2.25%), 2/19/28		3,749	3,751,040
Term Loan, 8.195%, (SOFR + 2.75%), 2/19/28		667	668,593
AssuredPartners, Inc., Term Loan, 8.942%, (SOFR + 3.50%), 2/12/27		168	167,936
Financiere CEP SAS, Term Loan, 7.885%, (6 mo. EURIBOR + 4.00%), 6/18/27	EUR	1,750	1,890,166
HUB International Ltd., Term Loan, 8.574%, (SOFR + 3.25%), 6/20/30		5,339	5,346,294
NFP Corp., Term Loan, 8.695%, (SOFR + 3.25%), 2/16/27		3,059	3,066,374
Ryan Specialty Group LLC, Term Loan, 8.08%, (SOFR + 2.75%), 9/1/27		1,665	1,668,787
Siaci Saint Honore, Term Loan, 11/16/28(21)	EUR	1,000	1,071,337
USI, Inc., Term Loan, 8.302%, (SOFR + 3.00%), 11/22/29		3,041	3,046,570
			$ 21,913,569

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Interactive Media & Services — 0.3%
Adevinta ASA:
Term Loan, 6.33%, (1 mo. EURIBOR + 2.50%), 6/26/28	EUR	1,189	$ 1,284,636
Term Loan, 8.332%, (SOFR + 2.75%), 6/26/28		123	123,508
Buzz Finco LLC:
Term Loan, 8.177%, (SOFR + 2.75%), 1/29/27		552	553,208
Term Loan, 8.677%, (SOFR + 3.25%), 1/29/27		60	60,389
Foundational Education Group, Inc., Term Loan, 9.324%, (SOFR + 3.75%), 8/31/28		538	532,921
Getty Images, Inc., Term Loan, 9.909%, (SOFR + 4.50%), 2/19/26		671	671,839
Match Group, Inc., Term Loan, 7.233%, (SOFR + 1.75%), 2/13/27		675	674,438
			$ 3,900,939
IT Services — 1.7%
Asurion LLC:
Term Loan, 8.692%, (SOFR + 3.25%), 12/23/26		3,057	$ 3,003,161
Term Loan, 8.692%, (SOFR + 3.25%), 7/31/27		1,077	1,037,894
Term Loan, 9.427%, (SOFR + 4.00%), 8/19/28		1,000	963,843
Term Loan - Second Lien, 10.692%, (SOFR + 5.25%), 1/31/28		1,350	1,223,859
Endure Digital, Inc., Term Loan, 9.422%, (SOFR + 3.50%), 2/10/28		2,723	2,664,287
Gainwell Acquisition Corp., Term Loan, 9.409%, (SOFR + 4.00%), 10/1/27		3,048	2,925,584
Go Daddy Operating Co. LLC, Term Loan, 7.33%, (SOFR + 2.00%), 11/9/29		175	174,635
Indy US Bidco LLC, Term Loan, 7.58%, (1 mo. EURIBOR + 3.75%), 3/6/28	EUR	728	760,802
Informatica LLC, Term Loan, 8.195%, (SOFR + 2.75%), 10/27/28		2,622	2,626,743
NAB Holdings LLC, Term Loan, 8.209%, (SOFR + 2.75%), 11/23/28		1,100	1,099,916
Rackspace Technology Global, Inc.:
Term Loan, 11.683%, (SOFR + 6.25%), 5/15/28		287	285,348
Term Loan - Second Lien, 8.183%, (SOFR + 2.75%), 5/15/28		2,341	1,158,687
Sedgwick Claims Management Services, Inc., Term Loan, 9.077%, (SOFR + 3.75%), 2/24/28		1,212	1,215,168
Skopima Merger Sub, Inc., Term Loan, 9.445%, (SOFR + 4.00%), 5/12/28		614	612,010
team.blue Finco SARL, Term Loan, 7.042%, (1 mo. EURIBOR + 3.20%), 3/30/28	EUR	1,000	1,044,866
			$ 20,796,803
Borrower/Description	Principal Amount* (000's omitted)		Value
Leisure Products — 0.1%
Accell Group NV, Term Loan, 8.86%, (6 mo. EURIBOR + 4.90%), 6/14/29	EUR	500	$ 207,454
Fender Musical Instruments Corp., Term Loan, 9.429%, (SOFR + 4.00%), 12/1/28		318	312,577
Recess Holdings, Inc., Term Loan, 9.843%, (SOFR + 4.50%), 2/20/30		775	778,875
			$ 1,298,906
Life Sciences Tools & Services — 0.5%
Avantor Funding, Inc., Term Loan, 6.33%, (1 mo. EURIBOR + 2.50%), 6/12/28	EUR	650	$ 702,626
Catalent Pharma Solutions, Inc.:
Term Loan, 7.443%, (SOFR + 2.00%), 2/22/28		810	810,578
Term Loan, 8.329%, (SOFR + 3.00%), 2/22/28		250	250,937
Curia Global, Inc., Term Loan, 9.163%, (SOFR + 3.75%), 8/30/26		242	230,721
IQVIA, Inc., Term Loan, 7.309%, (SOFR + 2.00%), 1/2/31		1,322	1,328,049
LGC Group Holdings Ltd., Term Loan, 7.08%, (1 mo. EURIBOR + 3.25%), 4/21/27	EUR	1,000	1,050,670
Loire Finco Luxembourg SARL, Term Loan, 8.93%, (SOFR + 3.50%), 4/21/27		337	331,196
Packaging Coordinators Midco, Inc., Term Loan, 9.071%, (SOFR + 3.50%), 11/30/27		1,335	1,339,448
			$ 6,044,225
Machinery — 2.4%
Alliance Laundry Systems LLC, Term Loan, 8.927%, (SOFR + 3.50%), 10/8/27(22)		946	$ 951,125
American Trailer World Corp., Term Loan, 9.18%, (SOFR + 3.75%), 3/3/28		612	598,439
Apex Tool Group LLC:
Term Loan, 15.329%, (SOFR + 10.00%), 2/8/30		1,855	1,799,200
Term Loan - Second Lien, 12.579%, (SOFR + 7.25%), 2/8/29		795	784,997
Barnes Group, Inc., Term Loan, 7.827%, (SOFR + 2.50%), 9/3/30		498	498,433
Conair Holdings LLC, Term Loan, 9.192%, (SOFR + 3.75%), 5/17/28		1,511	1,501,427
CPM Holdings, Inc., Term Loan, 9.826%, (SOFR + 4.50%), 9/28/28		302	302,457
Delachaux Group SA, Term Loan, 8.162%, (3 mo. EURIBOR + 4.25%), 4/16/29	EUR	1,000	1,081,697
EMRLD Borrower LP, Term Loan, 7.791%, (SOFR + 2.50%), 5/31/30		716	716,212
Engineered Machinery Holdings, Inc.:
Term Loan, 7.652%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	975	1,043,332

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
Engineered Machinery Holdings, Inc.: (continued)
Term Loan, 9.321%, (SOFR + 3.75%), 5/19/28		2,612	$ 2,605,695
Filtration Group Corp.:
Term Loan, 8.08%, (1 mo. EURIBOR + 4.25%), 10/21/28	EUR	1,333	1,442,018
Term Loan, 8.945%, (SOFR + 3.50%), 10/21/28		731	733,927
Gates Global LLC, Term Loan, 7.93%, (SOFR + 2.50%), 3/31/27		3,597	3,607,725
Icebox Holdco III, Inc., Term Loan, 9.071%, (SOFR + 3.50%), 12/22/28		834	834,989
INNIO Group Holding GmbH, Term Loan, 8.182%, (3 mo. EURIBOR + 4.25%), 11/2/28	EUR	578	626,364
Roper Industrial Products Investment Co. LLC:
Term Loan, 8.402%, (3 mo. EURIBOR + 4.50%), 11/22/29	EUR	495	536,269
Term Loan, 9.302%, (SOFR + 4.00%), 11/22/29		594	597,834
SPX Flow, Inc., Term Loan, 9.927%, (SOFR + 4.50%), 4/5/29		1,176	1,182,731
Titan Acquisition Ltd., Term Loan, 8.442%, (SOFR + 3.00%), 3/28/25		2,984	2,984,492
TK Elevator Topco GmbH, Term Loan, 7.491%, (6 mo. EURIBOR + 3.63%), 7/30/27	EUR	1,500	1,613,939
TK Elevator U.S. Newco, Inc., Term Loan, 8.791%, (SOFR + 3.50%), 4/30/30		2,008	2,016,390
Zephyr German BidCo GmbH, Term Loan, 7.525%, (3 mo. EURIBOR + 3.60%), 3/10/28	EUR	1,500	1,587,047
			$ 29,646,739
Marine Transportation — 0.1%
Boluda Towage, S.L., Term Loan, 1/31/30(21)	EUR	1,000	$ 1,078,850
			$ 1,078,850
Media — 1.0%
Aragorn Parent Corp., Term Loan, 9.577%, (SOFR + 4.25%), 12/15/28		951	$ 956,372
Axel Springer SE, Term Loan, 8.685%, (3 mo. EURIBOR + 4.75%), 12/18/26	EUR	1,000	1,082,906
Gray Television, Inc.:
Term Loan, 7.94%, (SOFR + 2.50%), 1/2/26		637	630,462
Term Loan, 8.44%, (SOFR + 3.00%), 12/1/28		929	872,472
Hubbard Radio LLC, Term Loan, 9.70%, (SOFR + 4.25%), 3/28/25		616	409,599
iHeartCommunications, Inc., Term Loan, 8.445%, (SOFR + 3.00%), 5/1/26		444	389,630
MJH Healthcare Holdings LLC, Term Loan, 8.927%, (SOFR + 3.50%), 1/28/29		270	269,332
Borrower/Description	Principal Amount* (000's omitted)	Value
Media (continued)
Sinclair Television Group, Inc., Term Loan, 7.945%, (SOFR + 2.50%), 9/30/26	621	$ 592,763
Univision Communications, Inc., Term Loan, 8.695%, (SOFR + 3.25%), 3/15/26	6,734	6,746,699
		$ 11,950,235
Metals/Mining — 0.4%
Arsenal AIC Parent LLC, Term Loan, 9.08%, (SOFR + 3.75%), 8/18/30	746	$ 750,141
Dynacast International LLC:
Term Loan, 9.943%, (SOFR + 4.50%), 7/22/25	1,037	991,627
Term Loan, 14.443%, (SOFR + 9.00%), 10/22/25	400	290,191
PMHC II, Inc., Term Loan, 9.723%, (SOFR + 4.25%), 4/23/29	990	981,007
WireCo WorldGroup, Inc., Term Loan, 9.068%, (SOFR + 3.75%), 11/13/28	436	437,487
Zekelman Industries, Inc., Term Loan, 7.579%, (SOFR + 2.25%), 1/24/31	1,097	1,101,247
		$ 4,551,700
Oil, Gas & Consumable Fuels — 0.5%
Enviva Partners LP/Fin C:
DIP Loan, 12/13/24(21)	463	$ 469,164
Term Loan, 13.325%, (SOFR + 8.00%), 12/13/24	278	332,238
Freeport LNG Investments LLP, Term Loan, 9.079%, (SOFR + 3.50%), 12/21/28	656	652,720
ITT Holdings LLC, Term Loan, 8.677%, (SOFR + 3.25%), 10/5/30	796	798,089
Matador Bidco SARL, Term Loan, 9.93%, (SOFR + 4.50%), 10/15/26	1,529	1,533,694
Oryx Midstream Services Permian Basin LLC, Term Loan, 8.436%, (SOFR + 3.00%), 10/5/28	1,021	1,025,571
Oxbow Carbon LLC, Term Loan, 9.42%, (SOFR + 4.00%), 5/10/30(22)	521	522,039
UGI Energy Services LLC, Term Loan, 8.68%, (SOFR + 3.25%), 2/22/30	1,469	1,477,700
		$ 6,811,215
Passenger Airlines — 0.0%(13)
WestJet Loyalty LP, Term Loan, 9.048%, (SOFR + 3.75%), 2/14/31	500	$ 500,677
		$ 500,677
Personal Products — 0.1%
HLF Financing SARL, Term Loan, 7.942%, (SOFR + 2.50%), 8/18/25	857	$ 854,868

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Personal Products (continued)
Rainbow Finco SARL, Term Loan, 7.157%, (6 mo. EURIBOR + 3.25%), 2/23/29	EUR	1,000	$ 1,061,069
			$ 1,915,937
Pharmaceuticals — 1.1%
Aenova Holding GmbH, Term Loan, 8.403%, (3 mo. EURIBOR + 4.50%), 3/6/26	EUR	1,000	$ 1,082,086
AI Sirona (Luxembourg) Acquisition SARL, Term Loan, 7.89%, (1 mo. EURIBOR + 5.00%), 9/30/28	EUR	1,000	1,080,030
Bausch Health Cos., Inc., Term Loan, 10.679%, (SOFR + 5.25%), 2/1/27		2,860	2,248,808
Ceva Sante Animale:
Term Loan, 8.152%, (3 mo. EURIBOR + 4.25%), 11/8/30	EUR	1,500	1,623,240
Term Loan, 9.564%, (SOFR + 4.25%), 11/1/30		400	401,875
Jazz Financing Lux SARL, Term Loan, 8.445%, (SOFR + 3.00%), 5/5/28		1,423	1,431,553
Mallinckrodt International Finance SA:
Term Loan, 12.826%, (SOFR + 7.50%), 11/14/28		433	482,797
Term Loan - Second Lien, 14.826%, (SOFR + 9.50%), 11/14/28		2,456	2,695,170
PharmaZell GmbH, Term Loan, 7.902%, (3 mo. EURIBOR + 4.00%), 5/12/27	EUR	1,000	1,052,215
Recipharm AB, Term Loan, 6.865%, (3 mo. EURIBOR + 2.95%), 2/17/28	EUR	1,000	1,053,003
			$ 13,150,777
Professional Services — 2.0%
AlixPartners LLP:
Term Loan, 6.902%, (3 mo. EURIBOR + 3.00%), 2/4/28	EUR	970	$ 1,046,593
Term Loan, 7.945%, (SOFR + 2.50%), 2/4/28		1,928	1,932,714
APFS Staffing Holdings, Inc., Term Loan, 9.33%, (SOFR + 4.00%), 12/29/28		270	267,142
Apleona Holding GmbH, Term Loan, 6.612%, (3 mo. EURIBOR + 2.70%), 4/28/28	EUR	1,000	1,061,825
Camelot U.S. Acquisition LLC, Term Loan, 8.077%, (SOFR + 2.75%), 1/31/31		2,243	2,244,534
CoreLogic, Inc., Term Loan, 8.945%, (SOFR + 3.50%), 6/2/28		3,842	3,766,840
Corporation Service Co., Term Loan, 8.077%, (SOFR + 2.75%), 11/2/29		278	279,136
Deerfield Dakota Holding LLC, Term Loan, 9.059%, (SOFR + 3.75%), 4/9/27		2,048	2,039,949
Employbridge Holding Co., Term Loan, 10.343%, (SOFR + 4.75%), 7/19/28		2,315	1,941,896
First Advantage Holdings LLC, Term Loan, 8.192%, (SOFR + 2.75%), 1/31/27		606	606,140
Borrower/Description	Principal Amount* (000's omitted)		Value
Professional Services (continued)
Fleet Midco I Ltd., Term Loan, 8.58%, (SOFR + 3.25%), 2/21/31		725	$ 726,812
Genuine Financial Holdings LLC, Term Loan, 9.33%, (SOFR + 4.00%), 9/27/30		398	395,637
Neptune Bidco U.S., Inc., Term Loan, 10.423%, (SOFR + 5.00%), 4/11/29		1,886	1,744,319
Rockwood Service Corp., Term Loan, 9.692%, (SOFR + 4.25%), 1/23/27		961	965,568
Saphilux SARL, Term Loan, 7.912%, (3 mo. EURIBOR + 4.00%), 7/18/28	EUR	500	539,888
Techem Verwaltungsgesellschaft 675 mbH:
Term Loan, 6.28%, (3 mo. EURIBOR + 2.38%), 7/15/25	EUR	826	890,161
Term Loan, 7/15/29(21)	EUR	1,000	1,079,086
Teneo Holdings LLC, Term Loan, 10.08%, (SOFR + 4.75%), 3/13/31		1,050	1,054,594
Trans Union LLC, Term Loan, 7.327%, (SOFR + 2.00%), 12/1/28		1,249	1,249,117
Vaco Holdings LLC, Term Loan, 10.434%, (SOFR + 5.00%), 1/21/29		269	266,460
Wood Mackenzie Ltd., Term Loan, 8.814%, (SOFR + 3.50%), 1/31/31		1,200	1,204,969
			$ 25,303,380
Real Estate Management & Development — 0.5%
Cushman & Wakefield U.S. Borrower LLC:
Term Loan, 8.195%, (SOFR + 2.75%), 8/21/25		105	$ 104,778
Term Loan, 8.68%, (SOFR + 3.25%), 1/31/30		2,982	2,978,263
Term Loan, 9.33%, (SOFR + 4.00%), 1/31/30		1,229	1,233,933
Greystar Real Estate Partners LLC, Term Loan, 8.576%, (SOFR + 3.25%), 8/21/30		597	598,496
Homeserve USA Holding Corp., Term Loan, 8.329%, (SOFR + 3.00%), 10/21/30		900	903,235
			$ 5,818,705
Road & Rail — 0.5%
Hertz Corp.:
Term Loan, 8.692%, (SOFR + 3.25%), 6/30/28		1,023	$ 992,064
Term Loan, 8.692%, (SOFR + 3.25%), 6/30/28		198	192,274
Term Loan, 9.079%, (SOFR + 3.75%), 6/30/28		723	703,149
Kenan Advantage Group, Inc., Term Loan, 9.08%, (SOFR + 3.75%), 1/25/29		2,183	2,186,319
Uber Technologies, Inc., Term Loan, 8.079%, (SOFR + 2.75%), 3/3/30		1,903	1,913,839
			$ 5,987,645

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Semiconductors & Semiconductor Equipment — 0.3%
Altar Bidco, Inc., Term Loan, 7.947%, (SOFR + 3.10%), 2/1/29		1,253	$ 1,252,463
Bright Bidco BV, Term Loan, 14.317%, (SOFR + 9.00%), 6.317% cash, 8.00% PIK, 10/31/27		360	97,296
MaxLinear, Inc., Term Loan, 7.695%, (SOFR + 2.25%), 6/23/28		286	277,857
MKS Instruments, Inc., Term Loan, 6.83%, (1 mo. EURIBOR + 3.00%), 8/17/29	EUR	1,982	2,140,313
Synaptics, Inc., Term Loan, 7.835%, (SOFR + 2.25%), 12/2/28		390	389,574
			$ 4,157,503
Software — 5.5%
Applied Systems, Inc., Term Loan, 8.809%, (SOFR + 3.50%), 2/24/31		5,104	$ 5,141,166
AppLovin Corp., Term Loan, 7.83%, (SOFR + 2.50%), 8/16/30		1,575	1,575,734
Astra Acquisition Corp.:
Term Loan, 10.821%, (SOFR + 5.25%), 10/25/28		1,069	452,834
Term Loan - Second Lien, 14.439%, (SOFR + 8.88%), 10/25/29		1,650	433,021
Banff Merger Sub, Inc.:
Term Loan, 8.33%, (1 mo. EURIBOR + 4.50%), 12/29/28	EUR	482	521,841
Term Loan, 9.58%, (SOFR + 4.25%), 12/29/28		2,974	2,994,848
Cegid Group SAS, Term Loan, 7.695%, (3 mo. EURIBOR + 3.75%), 7/10/28	EUR	1,000	1,079,946
Central Parent, Inc., Term Loan, 9.309%, (SOFR + 4.00%), 7/6/29		2,258	2,266,809
CentralSquare Technologies LLC, Term Loan, 9.177%, (SOFR + 3.75%), 8/29/25		1,398	1,363,470
Cloud Software Group, Inc., Term Loan, 9.909%, (SOFR + 4.50%), 3/30/29(22)		1,485	1,479,045
Cloudera, Inc.:
Term Loan, 9.18%, (SOFR + 3.75%), 10/8/28		3,367	3,357,412
Term Loan - Second Lien, 11.43%, (SOFR + 6.00%), 10/8/29		775	770,156
Constant Contact, Inc., Term Loan, 9.588%, (SOFR + 4.00%), 2/10/28		1,712	1,667,124
Cornerstone OnDemand, Inc., Term Loan, 9.195%, (SOFR + 3.75%), 10/16/28		1,323	1,300,674
Delta TopCo, Inc.:
Term Loan, 9.121%, (SOFR + 3.75%), 12/1/27		1,362	1,364,648
Term Loan - Second Lien, 12.621%, (SOFR + 7.25%), 12/1/28		1,950	1,959,262
ECI Macola Max Holding LLC:
Term Loan, 9.314%, (SOFR + 3.75%), 11/9/27		1,259	1,263,250
Term Loan, 5/31/30(21)		150	150,000
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Epicor Software Corp.:
Term Loan, 8.692%, (SOFR + 3.25%), 7/30/27		766	$ 769,870
Term Loan, 9.077%, (SOFR + 3.75%), 7/30/27		823	828,166
Fiserv Investment Solutions, Inc., Term Loan, 9.319%, (SOFR + 4.00%), 2/18/27		505	486,363
GoTo Group, Inc.:
Term Loan, 10.173%, (SOFR + 4.75%), 4/30/28		950	907,713
Term Loan - Second Lien, 10.173%, (SOFR + 4.75%), 4/30/28		797	613,392
IGT Holding IV AB, Term Loan, 7.052%, (3 mo. EURIBOR + 3.15%), 3/31/28	EUR	1,000	1,065,364
iSolved, Inc., Term Loan, 9.327%, (SOFR + 4.00%), 10/14/30		499	502,283
Ivanti Software, Inc., Term Loan, 9.839%, (SOFR + 4.25%), 12/1/27		1,438	1,345,477
Magenta Buyer LLC, Term Loan, 10.574%, (SOFR + 5.00%), 7/27/28		2,145	1,279,933
Marcel LUX IV SARL:
Term Loan, 8.393%, (3 mo. EURIBOR + 4.50%), 11/7/30	EUR	1,500	1,625,881
Term Loan, 9.81%, (SOFR + 4.50%), 11/11/30		1,225	1,236,101
McAfee LLC:
Term Loan, 7.662%, (3 mo. EURIBOR + 3.75%), 3/1/29	EUR	982	1,042,415
Term Loan, 9.176%, (SOFR + 3.75%), 3/1/29		2,751	2,753,581
Mosel Bidco SE:
Term Loan, 8.652%, (3 mo. EURIBOR + 4.75%), 9/16/30	EUR	750	812,374
Term Loan, 10.059%, (SOFR + 4.75%), 9/16/30		250	250,938
OceanKey (U.S.) II Corp., Term Loan, 8.93%, (SOFR + 3.50%), 12/15/28		613	606,834
Open Text Corp., Term Loan, 8.177%, (SOFR + 2.75%), 1/31/30		1,262	1,264,621
Polaris Newco LLC:
Term Loan, 7.902%, (3 mo. EURIBOR + 4.00%), 6/2/28	EUR	975	1,012,621
Term Loan, 9.574%, (SOFR + 4.00%), 6/2/28		2,780	2,754,968
Proofpoint, Inc., Term Loan, 8.695%, (SOFR + 3.25%), 8/31/28		2,444	2,446,805
Quartz Acquireco LLC, Term Loan, 8.809%, (SOFR + 3.50%), 6/28/30		746	749,748
Quest Software U.S. Holdings, Inc., Term Loan, 9.713%, (SOFR + 4.25%), 2/1/29		992	750,949
RealPage, Inc., Term Loan, 8.445%, (SOFR + 3.00%), 4/24/28		2,803	2,730,322
Sabre GLBL, Inc., Term Loan, 9.68%, (SOFR + 4.25%), 6/30/28		1,100	951,500
SolarWinds Holdings, Inc., Term Loan, 8.58%, (SOFR + 3.25%), 2/5/27		1,812	1,817,589

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Sophia LP, Term Loan, 8.93%, (SOFR + 3.50%), 10/9/29		386	$ 387,823
Turing Midco LLC, Term Loan, 7.945%, (SOFR + 2.50%), 3/24/28		164	163,266
UKG, Inc., Term Loan, 8.814%, (SOFR + 3.50%), 2/10/31		4,234	4,257,592
Veritas U.S., Inc.:
Term Loan, 8.652%, (3 mo. EURIBOR + 4.75%), 9/1/25	EUR	965	945,984
Term Loan, 10.445%, (SOFR + 5.00%), 9/1/25		2,389	2,216,649
Vision Solutions, Inc., Term Loan, 9.586%, (SOFR + 4.00%), 4/24/28		415	415,868
			$ 68,134,230
Specialty Retail — 1.2%
Belron Luxembourg SARL, Term Loan, 6.347%, (3 mo. EURIBOR + 2.43%), 4/13/28	EUR	900	$ 975,061
Boels Topholding BV, Term Loan, 7.132%, (EURIBOR + 3.25%), 2/6/27(22)	EUR	862	930,307
Etraveli Holding AB, Term Loan, 8.902%, (3 mo. EURIBOR + 5.00%), 11/2/28	EUR	937	1,017,251
Great Outdoors Group LLC, Term Loan, 9.195%, (SOFR + 3.75%), 3/6/28		2,371	2,375,280
Harbor Freight Tools USA, Inc., Term Loan, 8.195%, (SOFR + 2.75%), 10/19/27		1,854	1,855,274
Hoya Midco LLC, Term Loan, 8.563%, (SOFR + 3.25%), 2/3/29		978	980,577
Les Schwab Tire Centers, Term Loan, 8.684%, (SOFR + 3.25%), 11/2/27		2,858	2,865,870
Mattress Firm, Inc., Term Loan, 9.814%, (SOFR + 4.25%), 9/25/28		1,174	1,177,703
PetSmart, Inc., Term Loan, 9.18%, (SOFR + 3.75%), 2/11/28		1,292	1,290,029
Speedster Bidco GmbH, Term Loan, 6.608%, (6 mo. EURIBOR + 2.75%), 3/31/27	EUR	1,000	1,059,970
			$ 14,527,322
Technology Hardware, Storage & Peripherals — 0.1%
Poseidon Bidco SASU, Term Loan, 3/13/30(21)	EUR	750	$ 796,278
			$ 796,278
Trading Companies & Distributors — 1.5%
American Builders & Contractors Supply Co., Inc., Term Loan, 7.33%, (SOFR + 2.00%), 1/31/31		2,346	$ 2,349,394
Beacon Roofing Supply, Inc., Term Loan, 5/19/28(21)		550	551,031
Core & Main LP, Term Loan, 7.564%, (SOFR + 2.25%), 2/9/31		375	375,000
Borrower/Description	Principal Amount* (000's omitted)		Value
Trading Companies & Distributors (continued)
DXP Enterprises, Inc., Term Loan, 10.291%, (SOFR + 4.75%), 10/11/30		672	$ 674,424
Foundation Building Materials Holding Co. LLC, Term Loan, 9.313%, (SOFR + 4.00%), 1/29/31		1,250	1,256,640
Patagonia Bidco Ltd., Term Loan, 10.462%, (SONIA + 5.25%), 11/1/28	GBP	1,000	1,125,417
PEARLS (Netherlands) Bidco BV, Term Loan, 7.912%, (3 mo. EURIBOR + 4.00%), 2/26/29	EUR	1,000	1,071,807
Quimper AB, Term Loan, 6.818%, (3 mo. EURIBOR + 2.93%), 2/16/26	EUR	1,875	2,012,729
Spin Holdco, Inc., Term Loan, 9.585%, (SOFR + 4.00%), 3/4/28		3,783	3,513,461
SRS Distribution, Inc.:
Term Loan, 8.68%, (SOFR + 3.25%), 6/2/28		368	369,338
Term Loan, 8.945%, (SOFR + 3.50%), 6/2/28		975	981,906
White Cap Buyer LLC, Term Loan, 9.08%, (SOFR + 3.75%), 10/19/27		2,032	2,040,638
Windsor Holdings III LLC:
Term Loan, 7.862%, (1 mo. EURIBOR + 4.00%), 8/1/30	EUR	500	540,549
Term Loan, 9.326%, (SOFR + 4.00%), 8/1/30		1,145	1,151,722
			$ 18,014,056
Transportation Infrastructure — 0.0%(13)
Brown Group Holding LLC:
Term Loan, 8.18%, (SOFR + 2.75%), 6/7/28		219	$ 219,044
Term Loan, 8.325%, (SOFR + 3.00%), 7/2/29(22)		247	247,184
KKR Apple Bidco LLC, Term Loan, 8.195%, (SOFR + 2.75%), 9/22/28		171	171,089
			$ 637,317
Wireless Telecommunication Services — 0.5%
CCI Buyer, Inc., Term Loan, 9.302%, (SOFR + 4.00%), 12/17/27		449	$ 446,759
Digicel International Finance Ltd., Term Loan, 10.469%, (SOFR + 5.15%), 5/25/27		4,969	4,777,740
SBA Senior Finance II LLC, Term Loan, 7.34%, (SOFR + 2.00%), 1/25/31		725	726,656
			$ 5,951,155
Total Senior Floating-Rate Loans (identified cost $579,211,708)			$ 564,721,283

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Sovereign Government Bonds — 4.6%
Security	Principal Amount* (000's omitted)		Value
Albania — 0.1%
Albania Government International Bonds:
3.50%, 11/23/31(14)	EUR	300	$ 291,590
5.90%, 6/9/28(14)	EUR	1,089	1,209,503
			$ 1,501,093
Angola — 0.0%(13)
Angola Government International Bonds, 8.75%, 4/14/32(14)		528	$ 486,726
			$ 486,726
Argentina — 0.1%
Argentina Republic Government International Bonds:
3.50% to 7/9/29, 7/9/41(4)		400	$ 162,023
3.625% to 7/9/24, 7/9/35(4)		650	271,106
4.25% to 7/9/24, 1/9/38(4)		700	326,056
			$ 759,185
Bahamas — 0.0%(13)
Bahamas Government International Bonds, 8.95%, 10/15/32(14)		200	$ 194,286
			$ 194,286
Bahrain — 0.1%
Bahrain Government International Bonds:
5.45%, 9/16/32(14)		200	$ 183,674
5.625%, 5/18/34(14)		200	180,754
6.75%, 9/20/29(14)		300	303,530
7.00%, 10/12/28(14)		300	309,395
7.375%, 5/14/30(14)		200	208,348
			$ 1,185,701
Barbados — 0.1%
Barbados Government International Bonds, 6.50%, 10/1/29(1)		642	$ 611,148
			$ 611,148
Benin — 0.2%
Benin Government International Bonds:
4.875%, 1/19/32(14)	EUR	406	$ 370,068
4.95%, 1/22/35(14)	EUR	200	175,831
6.875%, 1/19/52(14)	EUR	1,158	1,028,381
Security	Principal Amount* (000's omitted)		Value
Benin (continued)
Benin Government International Bonds: (continued)
7.96%, 2/13/38(14)		200	$ 195,104
			$ 1,769,384
Brazil — 0.2%
Brazil Government International Bonds:
3.875%, 6/12/30		371	$ 335,519
4.625%, 1/13/28		1,100	1,082,145
5.00%, 1/27/45		600	480,667
			$ 1,898,331
Chile — 0.1%
Chile Government International Bonds:
2.45%, 1/31/31		465	$ 398,718
2.55%, 7/27/33		600	488,747
3.24%, 2/6/28		260	244,103
3.50%, 1/25/50		300	219,577
			$ 1,351,145
Colombia — 0.1%
Colombia Government International Bonds:
3.25%, 4/22/32		900	$ 703,058
4.125%, 5/15/51		430	267,932
			$ 970,990
Costa Rica — 0.0%(13)
Costa Rica Government International Bonds, 6.55%, 4/3/34(14)		460	$ 477,021
			$ 477,021
Croatia — 0.0%(13)
Croatia Government International Bonds, 1.75%, 3/4/41(14)	EUR	212	$ 174,031
			$ 174,031
Dominican Republic — 0.1%
Dominican Republic International Bonds:
4.50%, 1/30/30(14)		250	$ 228,419
4.875%, 9/23/32(14)		380	341,345
5.95%, 1/25/27(14)		200	199,491
6.85%, 1/27/45(14)		300	297,984
7.45%, 4/30/44(14)		300	316,483
			$ 1,383,722

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Ecuador — 0.1%
Ecuador Government International Bonds:
0.00%, 7/31/30(14)		114	$ 56,460
2.50%, 7/31/40(14)		2,958	1,183,232
			$ 1,239,692
Egypt — 0.4%
Egypt Government International Bonds:
5.25%, 10/6/25(1)		200	$ 192,869
5.625%, 4/16/30(14)	EUR	995	882,407
5.80%, 9/30/27(14)		427	386,414
6.375%, 4/11/31(14)	EUR	203	182,026
7.053%, 1/15/32(14)		442	367,045
7.50%, 2/16/61(14)		260	187,439
7.625%, 5/29/32(14)		200	170,878
7.903%, 2/21/48(14)		393	299,077
8.15%, 11/20/59(14)		200	153,490
8.50%, 1/31/47(14)		600	477,606
8.70%, 3/1/49(14)		1,034	838,143
8.875%, 5/29/50(14)		972	800,831
			$ 4,938,225
El Salvador — 0.1%
El Salvador Government International Bonds:
5.875%, 1/30/25(14)		417	$ 400,917
6.375%, 1/18/27(14)		410	358,075
7.125%, 1/20/50(14)		150	104,115
7.65%, 6/15/35(14)		17	12,974
8.25%, 4/10/32(14)		500	416,059
			$ 1,292,140
Ethiopia — 0.1%
Ethiopia International Bonds, 6.625%, 12/11/24(14)(18)		1,854	$ 1,362,245
			$ 1,362,245
Gabon — 0.0%(13)
Gabon Government International Bonds, 6.625%, 2/6/31(14)		200	$ 171,135
			$ 171,135
Ghana — 0.2%
Ghana Government International Bonds:
7.625%, 5/16/29(14)(18)		711	$ 367,350
7.75%, 4/7/29(14)(18)		560	291,382
Security	Principal Amount* (000's omitted)		Value
Ghana (continued)
Ghana Government International Bonds: (continued)
7.875%, 2/11/35(14)(18)		200	$ 103,000
8.125%, 1/18/26(14)(18)		208	110,169
8.125%, 3/26/32(14)(18)		576	298,000
8.627%, 6/16/49(14)(18)		740	374,536
8.75%, 3/11/61(14)(18)		597	306,022
			$ 1,850,459
Guatemala — 0.0%(13)
Guatemala Government Bonds, 5.375%, 4/24/32(14)		538	$ 517,942
			$ 517,942
Hungary — 0.1%
Hungary Government International Bonds:
2.125%, 9/22/31(14)		600	$ 476,988
6.25%, 9/22/32(1)(14)		700	729,139
			$ 1,206,127
India — 0.1%
Export-Import Bank of India:
2.25%, 1/13/31(14)		600	$ 496,346
5.50%, 1/18/33(1)		230	232,583
			$ 728,929
Indonesia — 0.1%
Indonesia Government International Bonds:
4.70%, 2/10/34		962	$ 941,375
5.10%, 2/10/54		560	543,271
			$ 1,484,646
Iraq — 0.0%(13)
Iraq International Bonds, 5.80%, 1/15/28(14)		125	$ 117,958
			$ 117,958
Ivory Coast — 0.2%
Ivory Coast Government International Bonds:
5.25%, 3/22/30(14)	EUR	257	$ 258,767
6.625%, 3/22/48(14)	EUR	1,162	1,024,971
6.875%, 10/17/40(14)	EUR	512	479,495
8.25%, 1/30/37(14)		832	836,202
			$ 2,599,435

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Jordan — 0.1%
Jordan Government International Bonds:
5.85%, 7/7/30(14)		500	$ 461,207
7.50%, 1/13/29(14)		200	200,004
			$ 661,211
Kazakhstan — 0.0%(13)
Kazakhstan Government International Bonds, 6.50%, 7/21/45(14)		300	$ 337,217
			$ 337,217
Kenya — 0.1%
Republic of Kenya Government International Bonds, 9.75%, 2/16/31(14)		1,600	$ 1,642,456
			$ 1,642,456
Kuwait — 0.0%(13)
Kuwait International Government Bonds, 3.50%, 3/20/27(14)		247	$ 239,837
			$ 239,837
Lebanon — 0.0%(13)
Lebanon Government International Bonds:
5.80%, 4/14/20(14)(18)		57	$ 3,563
6.10%, 10/4/22(14)(18)		972	63,695
6.15%, 6/19/20(18)		75	5,053
6.375%, 3/9/20(18)		1,110	76,270
			$ 148,581
Mexico — 0.1%
Mexico Government International Bonds:
4.875%, 5/19/33		600	$ 569,475
5.00%, 4/27/51		300	253,143
5.40%, 2/9/28		600	604,661
			$ 1,427,279
Mongolia — 0.0%(13)
Mongolia Government International Bonds, 5.125%, 4/7/26(1)		200	$ 193,593
			$ 193,593
Montenegro — 0.1%
Montenegro Government International Bonds:
2.875%, 12/16/27(14)	EUR	100	$ 98,731
Security	Principal Amount* (000's omitted)		Value
Montenegro (continued)
Montenegro Government International Bonds: (continued)
7.25%, 3/12/31(14)		515	$ 524,705
			$ 623,436
Morocco — 0.0%(13)
Morocco Government International Bonds, 3.00%, 12/15/32(14)		365	$ 293,959
			$ 293,959
Nigeria — 0.0%(13)
Nigeria Government International Bonds:
7.375%, 9/28/33(14)		312	$ 267,768
8.25%, 9/28/51(14)		288	236,670
			$ 504,438
North Macedonia — 0.1%
North Macedonia Government International Bonds:
1.625%, 3/10/28(14)	EUR	905	$ 850,799
3.675%, 6/3/26(14)	EUR	136	142,655
6.96%, 3/13/27(14)	EUR	574	649,513
			$ 1,642,967
Oman — 0.1%
Oman Government International Bonds:
5.375%, 3/8/27(14)		200	$ 199,350
6.25%, 1/25/31(14)		483	500,469
6.75%, 1/17/48(14)		230	235,992
7.375%, 10/28/32(14)		250	278,522
			$ 1,214,333
Pakistan — 0.0%(13)
Pakistan Government International Bonds:
6.875%, 12/5/27(14)		200	$ 171,030
7.375%, 4/8/31(14)		200	157,908
			$ 328,938
Panama — 0.1%
Panama Government International Bonds:
2.252%, 9/29/32		201	$ 144,007
3.16%, 1/23/30		251	209,212
6.70%, 1/26/36		1,400	1,362,421
			$ 1,715,640

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Paraguay — 0.1%
Paraguay Government International Bonds, 4.95%, 4/28/31(14)		577	$ 556,519
			$ 556,519
Peru — 0.1%
Peru Government International Bonds:
2.783%, 1/23/31		700	$ 600,642
3.00%, 1/15/34		250	205,375
3.30%, 3/11/41		447	336,367
			$ 1,142,384
Philippines — 0.1%
Philippines Government International Bonds:
5.00%, 7/17/33		720	$ 721,739
5.50%, 1/17/48		490	498,576
			$ 1,220,315
Romania — 0.1%
Romania Government International Bonds:
1.75%, 7/13/30(14)	EUR	300	$ 266,449
3.375%, 1/28/50(14)	EUR	400	305,103
6.375%, 1/30/34(14)		140	142,233
6.625%, 9/27/29(14)	EUR	400	467,692
			$ 1,181,477
Serbia — 0.1%
Serbia International Bonds, 2.125%, 12/1/30(14)		1,003	$ 797,410
			$ 797,410
Sri Lanka — 0.2%
Sri Lanka Government International Bonds:
5.75%, 4/18/23(14)(18)		858	$ 508,188
6.20%, 5/11/27(14)(18)		800	473,968
6.35%, 6/28/24(14)(18)		520	308,062
6.825%, 7/18/26(14)(18)		200	119,991
6.85%, 3/14/24(14)(18)		230	136,275
6.85%, 11/3/25(14)(18)		583	349,784
			$ 1,896,268
Suriname — 0.2%
Suriname Government International Bonds:
7.95%, (4.95% cash and 3.00% PIK), 7/15/33(1)(16)		1,651	$ 1,516,659
Security	Principal Amount* (000's omitted)		Value
Suriname (continued)
Suriname Government International Bonds: (continued)
9.00%, 12/31/50(1)		1,370	$ 1,012,156
			$ 2,528,815
Tunisia — 0.0%(13)
Tunisian Republic, 6.375%, 7/15/26(14)	EUR	456	$ 415,607
			$ 415,607
Turkey — 0.1%
Turkiye Government International Bonds:
4.25%, 4/14/26		500	$ 483,440
4.875%, 4/16/43		260	183,136
6.125%, 10/24/28		370	362,138
6.75%, 5/30/40		300	268,200
7.625%, 5/15/34		360	361,890
			$ 1,658,804
Ukraine — 0.1%
Ukraine Government International Bonds:
0.00%, GDP-Linked, 8/1/41(14)(24)		189	$ 105,322
7.253%, 3/15/35(14)(18)		400	116,302
7.375%, 9/25/34(14)(18)		200	58,666
7.75%, 9/1/24(14)(18)		614	230,617
7.75%, 9/1/25(14)(18)		609	227,614
7.75%, 9/1/26(14)(18)		113	40,111
7.75%, 9/1/28(14)(18)		318	104,787
7.75%, 9/1/29(14)(18)		300	99,327
			$ 982,746
United Arab Emirates — 0.1%
Finance Department Government of Sharjah:
4.375%, 3/10/51(14)		700	$ 492,836
6.50%, 11/23/32(1)(14)		990	1,031,129
			$ 1,523,965
Uruguay — 0.1%
Uruguay Government International Bonds:
4.375%, 1/23/31		350	$ 343,054
5.10%, 6/18/50		300	291,471
5.75%, 10/28/34		250	264,250
			$ 898,775

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Uzbekistan — 0.0%(13)
Republic of Uzbekistan International Bonds, 5.375%, 2/20/29(14)	300	$ 283,169
		$ 283,169
Venezuela — 0.0%(13)
Venezuela Government International Bonds:
7.00%, 3/31/38(14)(18)	124	$ 18,742
7.65%, 4/21/25(14)(18)	229	34,216
8.25%, 10/13/24(14)(18)	347	51,357
9.00%, 5/7/23(14)(18)	100	15,142
9.25%, 9/15/27(18)	291	52,620
9.25%, 5/7/28(14)(18)	266	44,339
9.375%, 1/13/34(18)	41	7,255
11.75%, 10/21/26(14)(18)	54	9,944
11.95%, 8/5/31(14)(18)	52	9,128
12.75%, 8/23/22(14)(18)	50	8,747
		$ 251,490
Zambia — 0.1%
Zambia Government International Bonds:
5.375%, 9/20/22(14)(18)	288	$ 191,520
8.50%, 4/14/24(14)(18)	400	296,720
8.97%, 7/30/27(14)(18)	225	166,043
		$ 654,283
Total Sovereign Government Bonds (identified cost $58,083,352)		$ 57,237,608

Sovereign Loans — 0.3%
Borrower/Description	Principal Amount (000's omitted)	Value
Kenya — 0.1%
Government of Kenya, Term Loan, 12.062%, (SOFR + 6.45%), 6/29/25(2)	$936	$ 943,784
		$ 943,784
Borrower/Description	Principal Amount (000's omitted)	Value
Tanzania — 0.2%
Government of the United Republic of Tanzania, Term Loan, 12.174%, (6 mo. USD LIBOR + 6.30%), 4/28/31(2)	$2,921	$ 2,983,173
		$ 2,983,173
Total Sovereign Loans (identified cost $3,855,656)		$ 3,926,957

U.S. Government Agency Mortgage-Backed Securities — 18.5%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
5.00%, 8/1/52	$41,405	$ 40,477,602
5.50%, 5/1/32	215	218,110
6.50%, with various maturities to 2036	1,221	1,255,567
7.00%, with various maturities to 2036	968	1,003,140
7.50%, with various maturities to 2035	453	469,475
8.00%, with various maturities to 2030	38	40,642
9.00%, with various maturities to 2031	11	11,708
Federal National Mortgage Association:
4.50%, 7/1/42	2,465	2,411,645
4.673%, (COF + 1.315%), 10/1/36(25)	316	307,839
5.00%, with various maturities to 2040	2,636	2,649,423
5.401%, (6 mo. RFUCCT + 1.541%), 9/1/37(25)	457	463,905
5.50%, with various maturities to 2033	277	282,515
6.00%, 5/1/29	64	64,292
6.004%, (1 yr. CMT + 2.279%), 8/1/36(25)	2,078	2,106,049
6.342%, (COF + 2.004%), 7/1/32(25)	406	416,072
6.50%, with various maturities to 2036	4,949	5,084,085
7.00%, with various maturities to 2037	1,046	1,079,453
7.50%, with various maturities to 2035	540	564,100
8.00%, with various maturities to 2027	13	13,099
8.055%, 9/15/27(8)	13	13,093
8.155%, 10/15/29(8)	4	4,218
8.199%, 9/20/28(8)	4	4,304
8.28%, 6/15/27(8)	6	6,242
8.50%, with various maturities to 2037	102	106,498
9.00%, 2/1/32	76	77,375
9.50%, with various maturities to 2030	11	10,894
Government National Mortgage Association:
4.00%, 9/20/49	217	203,801
4.50%, with various maturities to 2052	2,392	2,311,145
5.00%, 6/20/52	14,104	13,893,274
5.50%, 30-Year, TBA(26)	34,550	34,540,457

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
5.50%, 3/20/54	$9,381	$ 9,399,003
6.00%, 30-Year, TBA(26)	38,000	38,352,127
6.00%, with various maturities to 2054	10,123	10,276,857
6.50%, with various maturities to 2054	6,967	7,169,334
7.00%, with various maturities to 2054	3,021	3,059,089
7.50%, with various maturities to 2054	3,268	3,329,099
8.00%, with various maturities to 2054	4,041	4,130,440
9.00%, 12/15/25	22	22,092
Uniform Mortgage-Backed Security:
5.00%, 30-Year, TBA(26)	9,737	9,506,507
5.50%, 30-Year, TBA(26)	4,650	4,629,110
6.00%, 30-Year, TBA(26)	28,000	28,274,532
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $232,400,377)		$ 228,238,212

Miscellaneous — 0.0%(13)
Security	Principal Amount/ Shares	Value
Cable and Satellite Television — 0.0%
ACC Claims Holdings LLC(10)(11)	2,257,600	$ 0
		$ 0
Entertainment — 0.0%
National CineMedia, Inc., Escrow Certificates(10)(11)	$1,186,000	$ 0
		$ 0
Financial Intermediaries — 0.0%
Alpha Holding SA, Escrow Certificates(10)(11)	400,000	$ 0
Alpha Holding SA, Escrow Certificates(10)(11)	1,530,000	0
		$ 0
Surface Transport — 0.0%(13)
Hertz Corp., Escrow Certificates(11)	$364,000	$ 36,400
		$ 36,400
Total Miscellaneous (identified cost $0)		$ 36,400

Short-Term Investments — 1.8%
Affiliated Fund — 1.8%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.22%(27)	21,711,062	$ 21,711,062
Total Affiliated Fund (identified cost $21,711,062)		$ 21,711,062

U.S. Treasury Obligations — 0.0%(13)
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 5/9/24(28)	$169	$ 168,061
0.00%, 6/13/24	167	165,235
0.00%, 6/20/24	164	162,101
Total U.S. Treasury Obligations (identified cost $495,393)		$ 495,397
Total Short-Term Investments (identified cost $22,206,455)		$ 22,206,459
Total Investments — 162.4% (identified cost $2,100,845,950)		$2,003,718,994
Less Unfunded Loan Commitments — (0.0)%(13)		$ (185,364)
Net Investments — 162.4% (identified cost $2,100,660,586)		$2,003,533,630
Other Assets, Less Liabilities — (79.9)%		$ (985,911,704)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — 17.5%		$ 216,327,649
Net Assets Applicable to Common Shares — 100.0%		$1,233,949,575
The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2024, the aggregate value of these securities is $717,284,034 or 58.1% of the Fund's net assets applicable to common shares.
(2)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2024.
(3)	When-issued security.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

(4)	Step coupon security. Interest rate represents the rate in effect at March 31, 2024.
(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at March 31, 2024.
(6)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(7)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(8)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at March 31, 2024.
(9)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 9).
(10)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).
(11)	Non-income producing security.
(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(13)	Amount is less than 0.05% or (0.05)%, as applicable.
(14)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of these securities is $82,327,826 or 6.7% of the Fund's net assets applicable to common shares.
(15)	Security converts to variable rate after the indicated fixed-rate coupon period.
(16)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(17)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(18)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(19)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(20)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At March 31, 2024, the total value of unfunded loan commitments is $184,034. See Note 1F for description.
(21)	This Senior Loan will settle after March 31, 2024, at which time the interest rate will be determined.
(22)	The stated interest rate represents the weighted average interest rate at March 31, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(23)	Principal amount is less than $500.
(24)	Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.
(25)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at March 31, 2024.
(26)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(27)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of March 31, 2024.
(28)	Security (or a portion thereof) has been pledged to cover margin requirements on open derivative contracts.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	1,449,559	USD	1,584,275	6/20/24	$ (15,481)
USD	2,246,096	EUR	2,055,103	6/20/24	21,948
USD	2,220,536	EUR	2,031,717	6/20/24	21,698
USD	1,922,914	EUR	1,759,403	6/20/24	18,790
USD	1,913,640	EUR	1,750,917	6/20/24	18,699
USD	1,745,956	EUR	1,597,492	6/20/24	17,061
USD	413,167	EUR	378,034	6/20/24	4,037
USD	231,870	EUR	212,153	6/20/24	2,266
USD	98,119	EUR	89,776	6/20/24	959
USD	5,724	EUR	5,238	6/20/24	56
					$ 90,033
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	45,680,137	EUR	42,161,465	Standard Chartered Bank	4/3/24	$ 194,244	$ —
EUR	79,000	USD	85,403	Standard Chartered Bank	4/4/24	—	(170)
EUR	116,698	USD	127,126	Citibank, N.A.	4/5/24	—	(1,217)
EUR	114,038	USD	124,393	Citibank, N.A.	4/5/24	—	(1,354)
EUR	108,152	USD	118,375	Citibank, N.A.	4/5/24	—	(1,686)
EUR	111,447	USD	122,001	Citibank, N.A.	4/5/24	—	(1,757)
EUR	105,827	USD	114,966	State Street Bank and Trust Company	4/5/24	—	(786)
EUR	106,925	USD	116,159	State Street Bank and Trust Company	4/5/24	—	(794)
USD	94,369	EUR	86,980	Citibank, N.A.	4/5/24	524	—
USD	652,318	EUR	600,000	Goldman Sachs International	4/5/24	4,957	—
USD	355,276	EUR	327,726	State Street Bank and Trust Company	4/5/24	1,682	—
USD	101,069	EUR	92,936	State Street Bank and Trust Company	4/5/24	797	—
USD	190,295	EUR	175,693	State Street Bank and Trust Company	4/5/24	734	—
EUR	119,357	USD	129,553	Australia and New Zealand Banking Group Limited	4/30/24	—	(646)
EUR	317,162	USD	345,359	Goldman Sachs International	4/30/24	—	(2,820)
EUR	1,376,346	USD	1,505,400	Standard Chartered Bank	4/30/24	—	(18,925)
EUR	336,218	USD	367,251	State Street Bank and Trust Company	4/30/24	—	(4,130)
GBP	99,680	USD	126,196	HSBC Bank USA, N.A.	4/30/24	—	(366)
USD	6,679	CAD	8,974	Bank of America, N.A.	4/30/24	51	—
USD	503,768	CAD	676,857	HSBC Bank USA, N.A.	4/30/24	3,864	—
USD	383,057	EUR	355,819	Australia and New Zealand Banking Group Limited	4/30/24	—	(1,234)
USD	864,316	EUR	797,558	Bank of America, N.A.	4/30/24	2,941	—
USD	315,345	EUR	289,686	Bank of America, N.A.	4/30/24	2,479	—
USD	6,598	EUR	6,088	Bank of America, N.A.	4/30/24	22	—
USD	11,342,542	EUR	10,457,850	Goldman Sachs International	4/30/24	47,897	—
USD	11,528,407	EUR	10,631,276	Goldman Sachs International	4/30/24	46,459	—

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	514,542	EUR	469,267	Goldman Sachs International	4/30/24	$ 7,727	$ —
USD	279,051	EUR	257,286	Goldman Sachs International	4/30/24	1,178	—
USD	283,624	EUR	261,553	Goldman Sachs International	4/30/24	1,143	—
USD	178,840	EUR	164,597	Goldman Sachs International	4/30/24	1,073	—
USD	11,598	EUR	10,577	Goldman Sachs International	4/30/24	174	—
USD	12,098,660	EUR	11,155,274	HSBC Bank USA, N.A.	4/30/24	50,786	—
USD	221,815	EUR	203,754	HSBC Bank USA, N.A.	4/30/24	1,757	—
USD	297,653	EUR	274,444	HSBC Bank USA, N.A.	4/30/24	1,249	—
USD	120,606	EUR	111,238	Standard Chartered Bank	4/30/24	468	—
USD	2,160,208	EUR	2,000,000	State Street Bank and Trust Company	4/30/24	176	—
USD	51,757	EUR	47,983	State Street Bank and Trust Company	4/30/24	—	(65)
USD	106,156	EUR	98,594	State Street Bank and Trust Company	4/30/24	—	(327)
USD	184,226	GBP	145,893	Bank of America, N.A.	4/30/24	61	—
USD	6,897	GBP	5,462	Bank of America, N.A.	4/30/24	2	—
USD	239,859	GBP	187,358	Citibank, N.A.	4/30/24	3,351	—
USD	5,790	GBP	4,566	Goldman Sachs International	4/30/24	27	—
USD	5,476,588	GBP	4,318,617	HSBC Bank USA, N.A.	4/30/24	25,042	—
USD	330,832	GBP	260,881	HSBC Bank USA, N.A.	4/30/24	1,513	—
USD	158,811	GBP	125,205	HSBC Bank USA, N.A.	4/30/24	760	—
USD	156,006	GBP	122,558	Standard Chartered Bank	4/30/24	1,296	—
USD	45,588,509	EUR	42,161,465	Standard Chartered Bank	5/3/24	47,933	—
USD	4,549,323	EUR	4,175,000	Bank of America, N.A.	5/31/24	34,751	—
USD	4,550,523	EUR	4,177,020	Bank of America, N.A.	5/31/24	33,767	—
USD	4,139,487	EUR	3,800,000	Bank of America, N.A.	5/31/24	30,416	—
USD	3,879,041	EUR	3,560,000	Bank of America, N.A.	5/31/24	29,490	—
USD	547,325	EUR	500,000	Bank of America, N.A.	5/31/24	6,658	—
USD	4,625,884	EUR	4,245,000	State Street Bank and Trust Company	5/31/24	35,619	—
USD	4,550,361	EUR	4,177,000	State Street Bank and Trust Company	5/31/24	33,627	—
USD	4,553,006	EUR	4,180,000	State Street Bank and Trust Company	5/31/24	33,028	—
USD	1,090,975	EUR	1,000,000	State Street Bank and Trust Company	5/31/24	9,641	—
USD	2,950,968	GBP	2,325,000	HSBC Bank USA, N.A.	5/31/24	15,531	—
USD	2,951,141	GBP	2,324,428	State Street Bank and Trust Company	5/31/24	16,426	—
USD	31,723,066	EUR	29,219,568	State Street Bank and Trust Company	6/28/24	89,085	—
						$820,406	$(36,277)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	76	Long	6/28/24	$ 15,540,813	$ (11,063)
U.S. 5-Year Treasury Note	1,646	Long	6/28/24	176,147,719	501,334

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

Futures Contracts (continued)
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures (continued)
U.S. 10-Year Treasury Note	95	Long	6/18/24	$ 10,525,703	$ 65,239
U.S. Ultra 10-Year Treasury Note	19	Long	6/18/24	2,177,578	15,632
Euro-Bobl	(28)	Short	6/6/24	(3,572,072)	(8,156)
Euro-Bund	(6)	Short	6/6/24	(863,382)	(1,359)
Euro-Buxl	(11)	Short	6/6/24	(1,611,586)	(32,279)
Euro-Schatz	(7)	Short	6/6/24	(798,241)	(189)
U.S. 2-Year Treasury Note	(9)	Short	6/28/24	(1,840,359)	1,053
U.S. 5-Year Treasury Note	(121)	Short	6/28/24	(12,948,891)	(21,192)
U.S. 10-Year Treasury Note	(58)	Short	6/18/24	(6,426,218)	(12,912)
U.S. Long Treasury Bond	(269)	Short	6/18/24	(32,397,688)	(474,219)
U.S. Ultra 10-Year Treasury Note	(1)	Short	6/18/24	(114,609)	(477)
U.S. Ultra-Long Treasury Bond	(105)	Short	6/18/24	(13,545,000)	(197,421)
					$ (176,009)
Credit Default Swaps - Sell Protection (Centrally Cleared)
Reference Entity	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Egypt	$ 158	1.00% (pays quarterly)(1)	5.31%	12/20/28	$ (25,651)	$ 45,357	$ 19,706
Panama	462	1.00% (pays quarterly)(1)	1.78	6/20/29	(16,289)	17,888	1,599
Total	$620				$(41,940)	$63,245	$21,305
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Ivory Coast	Deutsche Bank AG	$ 271	1.00% (pays quarterly)(1)	2.69%	6/20/27	$ (13,152)	$ 22,638	$ 9,486
Ivory Coast	Deutsche Bank AG	312	1.00% (pays quarterly)(1)	2.69	6/20/27	(15,144)	26,100	10,956
Mexico	Citibank, N.A.	2,041	1.00% (pays quarterly)(1)	1.36	12/20/31	(46,160)	70,421	24,261
Panama	Goldman Sachs International	640	1.00% (pays quarterly)(1)	1.78	6/20/29	(22,557)	20,615	(1,942)
Vietnam	Goldman Sachs International	300	1.00% (pays quarterly)(1)	1.22	6/20/29	(2,953)	2,700	(253)
Total		$3,564				$(99,966)	$142,474	$42,508

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Portfolio of Investments — continued

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At March 31, 2024, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $4,184,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
Abbreviations:
CMT	– Constant Maturity Treasury
COF	– Cost of Funds 11th District
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
GDP	– Gross Domestic Product
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PCL	– Public Company Limited
PIK	– Payment In Kind
RFUCCT	– FTSE USD IBOR Consumer Cash Fallbacks Term
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
TBA	– To Be Announced
Currency Abbreviations:
CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Statement of Assets and Liabilities

March 31, 2024
Assets
Unaffiliated investments, at value (identified cost $2,066,602,655)	$ 1,971,078,266
Affiliated investments, at value (identified cost $34,057,931)	32,455,364
Cash	7,475,291
Deposits for forward commitment securities	30,000
Deposits for derivatives collateral:
Futures contracts	2,190,311
Centrally cleared derivatives	910,635
OTC derivatives	270,000
Foreign currency, at value (identified cost $6,230,369)	6,215,670
Interest receivable	22,054,860
Interest and dividends receivable from affiliated investments	149,297
Receivable for investments sold	3,595,331
Receivable for variation margin on open centrally cleared derivatives	35,829
Receivable for open forward foreign currency exchange contracts	820,406
Receivable for open swap contracts	44,703
Tax reclaims receivable	4,269
Prepaid upfront fees on notes payable	1,182,840
Trustees' deferred compensation plan	256,120
Prepaid expenses	8,890
Total assets	$2,048,778,082
Liabilities
Notes payable	$ 439,000,000
Cash collateral due to broker	270,000
Payable for investments purchased	20,573,018
Payable for when-issued/delayed delivery/forward commitment securities	132,968,175
Payable for variation margin on open futures contracts	271,947
Payable for open forward foreign currency exchange contracts	36,277
Payable for open swap contracts	2,195
Upfront receipts on open non-centrally cleared swap contracts	142,474
Payable to affiliates:
Investment adviser fee	1,193,911
Trustees' deferred compensation plan	256,120
Accrued expenses	3,786,741
Total liabilities	$ 598,500,858
Auction preferred shares (8,640 shares outstanding) at liquidation value plus cumulative unpaid dividends	$ 216,327,649
Net assets applicable to common shares	$1,233,949,575
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 1,162,035
Additional paid-in capital	1,598,998,899
Accumulated loss	(366,211,359)
Net assets applicable to common shares	$1,233,949,575
Common Shares Issued and Outstanding	116,203,460
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 10.62

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Statement of Operations

Year Ended
March 31, 2024
Investment Income
Dividend income	$ 2,112,895
Dividend income from affiliated investments	1,468,784
Interest income	127,507,560
Interest income from affiliated investments	689,488
Other income	1,446,860
Total investment income	$133,225,587
Expenses
Investment adviser fee	$ 13,256,874
Trustees’ fees and expenses	108,500
Custodian fee	630,160
Transfer and dividend disbursing agent fees	20,179
Legal and accounting services	304,590
Printing and postage	479,520
Interest expense and fees	25,298,136
Preferred shares service fee	227,224
Miscellaneous	326,146
Total expenses	$ 40,651,329
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 40,655
Total expense reductions	$ 40,655
Net expenses	$ 40,610,674
Net investment income	$ 92,614,913
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (45,964,734)
Futures contracts	(645,431)
Swap contracts	12,752
Foreign currency transactions	(1,858,785)
Forward foreign currency exchange contracts	2,621,245
Net realized loss	$ (45,834,953)
Change in unrealized appreciation (depreciation):
Investments	$ 89,960,079
Investments - affiliated investments	724,729
Futures contracts	387,321
Swap contracts	114,238
Foreign currency	(26,387)
Forward foreign currency exchange contracts	2,434,550
Net change in unrealized appreciation (depreciation)	$ 93,594,530
Net realized and unrealized gain	$ 47,759,577
Distributions to preferred shareholders	$ (18,534,628)
Net increase in net assets from operations	$121,839,862

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Statements of Changes in Net Assets

	Year Ended March 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 92,614,913	$ 81,866,574
Net realized loss	(45,834,953)	(48,404,601)
Net change in unrealized appreciation (depreciation)	93,594,530	(91,991,826)
Distributions to preferred shareholders	(18,534,628)	(9,997,733)
Net increase (decrease) in net assets from operations	$ 121,839,862	$ (68,527,586)
Distributions to common shareholders	$ (80,819,287)	$ (83,662,686)
Tax return of capital to common shareholders	$ (28,249,281)	$ (55,781,466)
Net increase (decrease) in net assets	$ 12,771,294	$ (207,971,738)
Net Assets Applicable to Common Shares
At beginning of year	$ 1,221,178,281	$ 1,429,150,019
At end of year	$1,233,949,575	$1,221,178,281

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Statement of Cash Flows

Year Ended
March 31, 2024
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 121,839,862
Distributions to preferred shareholders	18,534,628
Net increase in net assets from operations excluding distributions to preferred shareholders	$ 140,374,490
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(3,977,156,771)
Investments sold and principal repayments	3,887,282,121
Decrease in short-term investments, net	4,359,933
Net amortization/accretion of premium (discount)	(64,932)
Amortization of prepaid upfront fees on notes payable	1,051,666
Increase in interest receivable	(2,621,882)
Decrease in interest and dividends receivable from affiliated investments	20,632
Decrease in receivable for variation margin on open centrally cleared derivatives	3,970
Increase in receivable for open swap contracts	(44,703)
Decrease in tax reclaims receivable	6,754
Increase in Trustees’ deferred compensation plan	(256,120)
Increase in cash collateral due to broker	12,236
Increase in payable for variation margin on open futures contracts	189,515
Decrease in payable for open swap contracts	(33,698)
Increase in upfront receipts on open non-centrally cleared swap contracts	62,911
Increase in payable to affiliate for investment adviser fee	84,948
Increase in payable to affiliate for Trustees' deferred compensation plan	256,120
Increase in accrued expenses	837,268
Increase in unfunded loan commitments	84,631
Net change in unrealized (appreciation) depreciation from investments	(90,684,808)
Net change in unrealized (appreciation) depreciation from forward foreign currency exchange contracts (OTC)	(2,253,757)
Net realized loss from investments	45,964,734
Net cash provided by operating activities	$ 7,475,258
Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$ (109,068,568)
Cash distributions paid to preferred shareholders	(18,345,277)
Proceeds from notes payable	175,000,000
Repayments of notes payable	(50,000,000)
Payment of upfront fees on notes payable	(1,375,000)
Net cash used in financing activities	$ (3,788,845)
Net increase in cash and restricted cash*	$ 3,686,413
Cash and restricted cash at beginning of year (including foreign currency)	$ 13,405,494
Cash and restricted cash at end of year (including foreign currency)	$ 17,091,907
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$ 24,848,930
*	Includes net change in unrealized (appreciation) depreciation on foreign currency of $(24,137).

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

March 31, 2024
Cash	$ 7,475,291
Deposits for derivatives collateral:
Futures contracts	2,190,311
Centrally cleared derivatives	910,635
OTC derivatives	270,000
Deposits for forward commitment securities	30,000
Foreign currency	6,215,670
Total cash and restricted cash as shown on the Statement of Cash Flows	$17,091,907

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year (Common shares)	$ 10.51	$ 12.30	$ 13.57	$ 11.75	$ 14.45
Income (Loss) From Operations
Net investment income(1)	$ 0.80	$ 0.71	$ 0.64	$ 0.76	$ 0.76
Net realized and unrealized gain (loss)	0.41	(1.21)	(0.71)	2.27	(2.39)
Distributions to preferred shareholders: From net investment income(1)	(0.16)	(0.09)	(0.00) (2)	(0.01)	(0.05)
Total income (loss) from operations	$ 1.05	$ (0.59)	$ (0.07)	$ 3.02	$ (1.68)
Less Distributions to Common Shareholders
From net investment income	$ (0.70)	$ (0.72)	$ (0.68)	$ (0.79)	$ (0.84)
Tax return of capital	(0.24)	(0.48)	(0.52)	(0.41)	(0.18)
Total distributions to common shareholders	$ (0.94)	$ (1.20)	$ (1.20)	$ (1.20)	$ (1.02)
Net asset value — End of year (Common shares)	$10.62	$10.51	$12.30	$13.57	$ 11.75
Market value — End of year (Common shares)	$ 9.75	$ 9.85	$11.70	$12.63	$ 10.57
Total Investment Return on Net Asset Value(3)	11.73%	(3.98)%	(0.42)%	27.62%	(11.69)%
Total Investment Return on Market Value(3)	9.35%	(5.30)%	1.70%	32.25%	(9.33)%

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Financial Highlights — continued

Selected data for a common share outstanding during the periods stated
	Year Ended March 31,
	2024	2023	2022	2021	2020
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$1,233,950	$1,221,178	$1,429,150	$1,575,692	$1,365,197
Ratios (as a percentage of average daily net assets applicable to common shares):(4)(5)†
Expenses excluding interest and fees	1.27%	1.29%	1.24%	1.33%	1.29%
Interest and fee expense(6)	2.09%	1.43%	0.53%	0.58%	1.33%
Total expenses	3.36%	2.72%	1.77%	1.91%	2.62%
Net expenses	3.36% (7)	2.72% (7)	1.77%	1.91%	2.62%
Net investment income	7.66%	6.47%	4.83%	5.73%	5.33%
Portfolio Turnover	199% (8)	201% (8)	137% (8)	57% (8)	49%
Senior Securities:
Total notes payable outstanding (in 000’s)	$ 439,000	$ 314,000	$ 578,000	$ 570,000	$ 525,000
Asset coverage per $1,000 of notes payable(9)	$ 4,304	$ 5,577	$ 3,846	$ 4,143	$ 4,012
Total preferred shares outstanding	8,640	8,640	8,640	8,640	8,640
Asset coverage per preferred share(10)	$ 72,110	$ 82,609	$ 69,999	$ 75,118	$ 71,062
Involuntary liquidation preference per preferred share(11)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Approximate market value per preferred share(11)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
(1)	Computed using average common shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(6)	Interest and fee expense relates to the notes payable, a portion of which was incurred to partially redeem the Fund’s Auction Preferred Shares (see Note 2).
(7)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the years ended March 31, 2024 and 2023).
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
(9)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.
(10)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 288%, 330%, 280%, 300% and 284% at March 31, 2024, 2023, 2022, 2021 and 2020,
respectively.
(11)	Plus accumulated and unpaid dividends.
†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders.
	Year Ended March 31,
	2024	2023	2022	2021	2020
Expenses excluding interest and fees	0.87%	0.85%	0.83%	0.88%	0.86%
Interest and fee expense	1.43%	0.94%	0.36%	0.38%	0.89%
Total expenses	2.30%	1.79%	1.19%	1.26%	1.75%
Net investment income	5.23%	4.24%	3.25%	3.79%	3.57%

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of March 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At March 31, 2024, the Fund had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J   Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Notes to Financial Statements — continued

exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
K  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 7 and 10. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
L  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
M  Stripped Mortgage-Backed Securities—The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-
backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Auction Preferred Shares
The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 160% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Notes to Financial Statements — continued

The number of APS issued and outstanding at March 31, 2024 are as follows:
APS Issued and Outstanding
Series A	1,728
Series B	1,728
Series C	1,728
Series D	1,728
Series E	1,728
The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.
3  Distributions to Shareholders and Income Tax Information
The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at March 31, 2024, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:
	APS Dividend Rates at March 31, 2024	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)
Series A	8.53%	$3,706,573	8.58%	7.73-8.74
Series B	8.57	3,704,785	8.58	7.73-8.73
Series C	8.57	3,710,674	8.59	7.73-8.73
Series D	8.50	3,710,746	8.59	7.74-8.73
Series E	8.53	3,701,850	8.57	7.74-8.73
Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of March 31, 2024.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended March 31, 2024 and March 31, 2023 was as follows:
	Year Ended March 31,
	2024	2023
Ordinary income	$99,353,915	$93,660,419
Tax return of capital	$28,249,281	$55,781,466
During the year ended March 31, 2024, accumulated loss was decreased by $144 and paid-in capital was decreased by $144 due to differences between book and tax accounting for investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of March 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (268,997,755)
Net unrealized depreciation	(97,213,604)
Accumulated loss	$(366,211,359)
At March 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $268,997,755 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2024, $51,504,368 are short-term and $217,493,387 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at March 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,100,557,039
Gross unrealized appreciation	$ 27,487,622
Gross unrealized depreciation	(124,511,031)
Net unrealized depreciation	$ (97,023,409)
4  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets are calculated by deducting accrued liabilities of the Fund except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund, and the amount of any outstanding preferred shares issued by the Fund. Accrued liabilities are expenses incurred in the normal course of operations. For the year ended March 31, 2024, the investment adviser fee amounted to $13,256,874. EVM also serves as administrator of the Fund, but receives no compensation.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended March 31, 2024, the investment adviser fee paid was reduced by $40,655 relating to the Fund’s investment in the Liquidity Fund.
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Notes to Financial Statements — continued

5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and TBA transactions, for the year ended March 31, 2024 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 462,475,349	$ 469,078,063
U.S. Government and Agency Securities	3,430,563,342	3,415,338,867
	$3,893,038,691	$3,884,416,930
6  Common Shares of Beneficial Interest
The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended March 31, 2024 and March 31, 2023.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended March 31, 2024 and March 31, 2023.
7  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2024 is included in the Portfolio of Investments. At March 31, 2024, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:
Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
Interest Rate Risk: The Fund enters into interest rate futures contracts to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund's net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At March 31, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $136,243. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $79,058 at March 31, 2024.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Notes to Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at March 31, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at March 31, 2024.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2024 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Accumulated loss	$ —	$ 105,514*	$ 583,258*	$ 688,772
Receivable for open forward foreign currency exchange contracts	—	820,406	—	820,406
Total Asset Derivatives	$ —	$925,920	$ 583,258	$1,509,178
Derivatives not subject to master netting or similar agreements	$ —	$105,514	$ 583,258	$ 688,772
Total Asset Derivatives subject to master netting or similar agreements	$ —	$820,406	$ —	$ 820,406
Accumulated loss	$ (41,940)*	$ (15,481)*	$ (759,267)*	$ (816,688)
Payable for open forward foreign currency exchange contracts	—	(36,277)	—	(36,277)
Payable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	(99,966)	—	—	(99,966)
Total Liability Derivatives	$(141,906)	$ (51,758)	$(759,267)	$ (952,931)
Derivatives not subject to master netting or similar agreements	$ (41,940)	$ (15,481)	$(759,267)	$ (816,688)
Total Liability Derivatives subject to master netting or similar agreements	$ (99,966)	$ (36,277)	$ —	$ (136,243)
*	For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of March 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Bank of America, N.A.	$ 140,638	$ —	$ —	$ —	$ 140,638	$ —
Citibank, N.A.	3,875	(3,875)	—	—	—	—
Goldman Sachs International	110,635	(28,330)	—	(82,305)	—	270,000
HSBC Bank USA, N.A.	100,502	(366)	—	—	100,136	—
Standard Chartered Bank	243,941	(19,095)	—	—	224,846	—

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Notes to Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
State Street Bank and Trust Company	$ 220,815	$ (6,102)	$ (214,713)	$ —	$ —	$ —
	$820,406	$(57,768)	$(214,713)	$(82,305)	$465,620	$270,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Australia and New Zealand Banking Group Limited	$ (1,880)	$ —	$ —	$ —	$ (1,880)	$ —
Citibank, N.A.	(52,174)	3,875	48,299	—	—	—
Deutsche Bank AG	(28,296)	—	—	—	(28,296)	—
Goldman Sachs International	(28,330)	28,330	—	—	—	—
HSBC Bank USA, N.A.	(366)	366	—	—	—	—
Standard Chartered Bank	(19,095)	19,095	—	—	—	—
State Street Bank and Trust Company	(6,102)	6,102	—	—	—	—
	$(136,243)	$57,768	$48,299	$ —	$(30,176)	$ —
Total — Deposits for derivatives collateral — OTC derivatives						$270,000
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended March 31, 2024 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Futures contracts	$ —	$ —	$ (645,431)	$ (645,431)
Swap contracts	12,752	—	—	12,752
Forward foreign currency exchange contracts	—	2,621,245	—	2,621,245
Total	$ 12,752	$2,621,245	$(645,431)	$1,988,566
Change in unrealized appreciation (depreciation):
Futures contracts	$ —	$ —	$ 387,321	$ 387,321
Swap contracts	114,238	—	—	114,238
Forward foreign currency exchange contracts	—	2,434,550	—	2,434,550
Total	$114,238	$2,434,550	$ 387,321	$2,936,109

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended March 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$94,491,000	$48,668,000	$207,864,000	$2,956,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
8  Credit Agreement
The Fund has entered into a Credit Agreement, as amended (the Agreement) with major financial institutions to borrow up to $625 million ($800 million prior to December 14, 2023). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above either the Secured Overnight Financing Rate (SOFR) or the Federal Funds rate and is payable monthly. Under the terms of the Agreement, in effect through December 11, 2025, the Fund pays a facility fee of 0.25% per annum on the borrowing limit. In connection with the renewal of the Agreement on December 14, 2023, the Fund paid an upfront fee of $1,375,000 which is being amortized to interest expense over a period of two years through December 2025. The unamortized balance at March 31, 2024 is approximately $1,183,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2024, the Fund had borrowings outstanding under the Agreement of $439,000,000 at an annual interest rate of 6.38%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at March 31, 2024 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at March 31, 2024. Facility fees for the year ended March 31, 2024 totaled $1,902,085 and are included in interest expense and fees on the Statement of Operations. For the year ended March 31, 2024, the average borrowings under the Agreement and the average interest rate (excluding fees) were $343,877,049 and 6.50%, respectively.
9  Affiliated Investments
At March 31, 2024, the value of the Fund's investment in issuers and funds that may be deemed to be affiliated was $32,455,364, which represents 2.6% of the Fund's net assets applicable to common shares. Transactions in such investments by the Fund for the year ended March 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class B, 4.354%, 6/15/47	$ 342,690	$ —	$ —	$ —	$ (1,792)	$ 342,235	$ 17,306	$ 363,000
Series 2015-C23, Class D, 4.138%, 7/15/50	2,054,435	—	—	—	263,997	2,332,746	126,646	2,670,000
Series 2016-C29, Class D, 3.00%, 5/15/49	2,540,356	—	—	—	363,338	2,924,627	128,254	3,577,365
Series 2016-C32, Class D, 3.396%, 12/15/49	1,054,795	—	—	—	(29,494)	1,040,095	69,130	1,600,000
Morgan Stanley Capital I Trust:
Series 2016-UBS12, Class D, 3.312%, 12/15/49	2,198,211	—	—	—	73,728	2,306,494	183,219	4,488,667
Series 2019-BPR, Class C, 8.968%, (1 mo. SOFR + 3.642%), 5/15/36	1,743,153	—	—	—	54,952	1,798,105	164,933	1,845,000

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Short-Term Investments
Liquidity Fund	$26,067,123	$645,721,979	$(650,078,040)	$ —	$ —	$ 21,711,062	$ 1,468,784	21,711,062
Total				$ —	$724,729	$32,455,364	$2,158,272
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At March 31, 2024, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 152,260,205	$ —	$ 152,260,205
Closed-End Funds	21,426,189	—	—	21,426,189
Collateralized Mortgage Obligations	—	228,026,774	—	228,026,774
Commercial Mortgage-Backed Securities	—	65,984,474	—	65,984,474
Common Stocks	341,699	8,174,300	71,826	8,587,825
Convertible Bonds	—	3,561,482	—	3,561,482
Corporate Bonds	—	647,505,126	—	647,505,126
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	563,500,500	1,035,419	564,535,919
Sovereign Government Bonds	—	57,237,608	—	57,237,608
Sovereign Loans	—	3,926,957	—	3,926,957
U.S. Government Agency Mortgage-Backed Securities	—	228,238,212	—	228,238,212
Miscellaneous	—	36,400	0	36,400
Short-Term Investments:
Affiliated Fund	21,711,062	—	—	21,711,062
U.S. Treasury Obligations	—	495,397	—	495,397
Total Investments	$ 43,478,950	$ 1,958,947,435	$ 1,107,245	$ 2,003,533,630
Forward Foreign Currency Exchange Contracts	$ —	$ 925,920	$ —	$ 925,920
Futures Contracts	583,258	—	—	583,258
Total	$ 44,062,208	$ 1,959,873,355	$ 1,107,245	$ 2,005,042,808
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (51,758)	$ —	$ (51,758)

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Notes to Financial Statements — continued

Liability Description (continued)	Level 1	Level 2	Level 3*	Total
Futures Contracts	$ (759,267)	$ —	$ —	$ (759,267)
Swap Contracts	—	(141,906)	—	(141,906)
Total	$ (759,267)	$ (193,664)	$ —	$ (952,931)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2024 is not presented.
11  Risks and  Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
12  Additional Information
On August 27, 2020, the Fund’s Board of Trustees (the “Board”) received a shareholder demand letter from counsel to Saba Capital Master Fund, Ltd., a hedge fund (“Saba”). Saba also filed claims against the Fund in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Fund and certain of its affiliates, the Fund’s adviser, and the Board, following the implementation by the Fund of by-law amendments that (i) require trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected and (ii) establish certain requirements related to shares obtained in “control share” acquisitions. With respect to the Fund, Saba seeks rescission of these by-law provisions and certain related relief. On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba’s claims. Discovery is complete. On January 23, 2023, in ruling on the parties’ cross-motions for partial summary judgment, the court dismissed Saba’s claims for breach of fiduciary duty against the Board, while holding that the control share by-law amendment violated Section 18(i) of the 1940 Act. Additional claims and defenses will be addressed at trial, which is currently scheduled to begin September 9, 2024. While management of the Fund is unable to predict the outcome of this matter, it does not believe the outcome would result in the payment of any monetary damages by the Fund.
13  Subsequent Event
Effective April 18, 2024, Morgan Stanley Investment Management Limited (“MSIM Ltd.”) serves as sub-adviser to the Fund with respect to a portion of the Fund's investment management. EVM entered into the investment sub-advisory arrangement with MSIM Ltd. in connection with the appointment of an employee of MSIM Ltd. as a named portfolio manager of the Fund. MSIM Ltd., an affiliate of EVM, is a U.S. Securities and Exchange Commission-
registered investment adviser with a principal place of business in the United Kingdom. EVM pays MSIM Ltd. a portion of its investment adviser fee for sub-advisory services provided to the Fund.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Limited Duration Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of March 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
May 17, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended March 31, 2024, the Fund designates approximately $15,804, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended March 31, 2024, the Fund designates 67.35% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on January 10, 2024. The following action was taken by the shareholders:
Proposal 1(a)(i): The election of Alan C. Bowser, Marcus L. Smith and Susan J. Sutherland as Class III Trustees of the Fund for a three-year term expiring in 2027.
The following votes were cast by the Fund’s common and APS shareholders, voting together as a single class:
	Number of Shares
Nominees for Trustee	For	Withheld
Alan C. Bowser	82,303,692	3,744,479
Marcus L. Smith	83,083,804	2,964,367
Susan J. Sutherland	82,953,596	3,094,575
Proposal 1(a)(ii):  The election of George J. Gorman as a Class III Trustee of the Fund for a three-year term expiring in 2027.
The following votes were cast by the Fund’s APS shareholders, voting separately as a single class:
	Number of Shares
Nominee for Trustee	For	Withheld
George J. Gorman	8,518	5

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Equiniti Trust Company, LLC (“EQ") as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by EQ, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Limited Duration Income Fund
c/o Equiniti Trust Company, LLC (“EQ")
P.O. Box 10027
Newark, NJ 07101

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Management and Organization

Fund Management. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is One Post Office Square, Boston, Massachusetts 02109. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda 1980	Class I Trustee	Until 2025. 3 years. Since 2023.	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Fund.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Class III Trustee	Until 2027. 3 years. Since 2023.	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm's chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Class II Trustee	Until 2026. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Class I Trustee	Until 2025. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman(1) 1952	Chairperson of the Board and Class III Trustee	Until 2027. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Class I Trustee	Until 2025. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Class II Trustee	Until 2026. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2027. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class III Trustee	Until 2027. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Class I Trustee	Until 2025. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Class II Trustee	Until 2026. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management 'Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Laura T. Donovan 1976	Chief Compliance Officer	Since 2024	Vice President of EVM and BMR.
(1)    Preferred shares Trustee.

Eaton Vance Funds
U.S. Customer Privacy Notice	March 2024

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates’ everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Who we are
Who is providing this notice?	Eaton Vance Management and our investment management affiliates (“Eaton Vance”) (see Affiliates definition below.)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include registered investment advisers such as Eaton Vance Management, Eaton Vance Advisers International Ltd., Boston Management and Research, Calvert Research and Management, Parametric Portfolio Associates LLC, Atlanta Capital Management Company LLC, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Co.; registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the “Morgan Stanley Affiliates”).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance does not jointly market.

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Other important information
*PLEASE NOTE: Eaton Vance does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does Eaton Vance enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent Eaton Vance from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.
Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The investment adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the Investment Company Act of 1940 (the “1940 Act”). Accordingly, the investment adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the investment adviser. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Potential Conflicts of Interest — continued

would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Eaton Vance fund, will invest in or advise a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.
In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the investment adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Potential Conflicts of Interest — continued

The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.
The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment adviser investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser maintains separate trading desks by investment team and generally based on asset class, including two trading desks trading equity securities. These trading desks operate independently of one another. The two equity trading desks do not share information. The separate equity trading desks may result in one desk competing against the other desk when implementing buy and sell transactions, possibly causing certain accounts to pay more or receive less for a security than other accounts. In addition, Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share trading information with the investment adviser. These trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, a MS Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account. The Eaton Vance Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the MS Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the Eaton Vance Investment Department. Although the Eaton Vance Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the Eaton Vance Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the MS Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.
Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or Eaton Vance Distributors, Inc. (“EVD”) may pay compensation, out of their own funds and not as an expense of the Funds, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Potential Conflicts of Interest — continued

financial intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a financial intermediary, granting EVD access to a financial intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a financial intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Eaton Vance funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Eaton Vance funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different financial intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.
Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Potential Conflicts of Interest — continued

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments. The investment adviser believes that the nature and range of clients to whom Morgan Stanley and its subsidiaries render investment banking and other services is such that it would be inadvisable to exclude these companies from the Fund’s portfolio.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Eaton Vance funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Eaton Vance
Limited Duration Income Fund
March 31, 2024
Potential Conflicts of Interest — continued

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.
Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act.
Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1940 Act and the Employee Retirement Income Security Act, as amended (“ERISA”), impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Equiniti Trust Company, LLC (“EQ”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program. The Fund's Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund's repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund's annual and semi-annual reports to shareholders.
Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

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Investment Adviser and Administrator
Eaton Vance Management
One Post Office Square
Boston, MA 02109
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC (“EQ”)
P.O. Box 500
Newark, NJ 07101
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
One Post Office Square
Boston, MA 02109

1856    3.31.24

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2023 and March 31, 2024 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/23	3/31/24
Audit Fees	$131,600	$129,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$350	$0
All Other Fees(3)	$0	$0

Total	$131,950	$129,600

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2022 and March 31, 2023; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/23	3/31/24
Registrant	$350	$0
Eaton Vance(1)	$52,836	$52,836

(1)	The Investment Adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global

Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Catherine C. McDermott, Kelley Gerrity, Andrew Szczurowski, Tara O’Brien and Bo Hunt comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Ms. Gerrity is a Vice President of EVM and has been a portfolio manager of the Fund since March 2019. Ms. O’Brien has been a Vice President of EVM since 2007 and has been a portfolio manager of the Fund since June 2023. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Mr. Hunt has been a Managing Director at the Fund’s sub-adviser, Morgan Stanley Investment Management Ltd., since 2021, joined Eaton Vance Management (International) Limited, a former subsidiary of EVM, in 2016 and has been a portfolio manager of the Fund since April 2024. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kelley Gerrity(1)
Registered Investment Companies	8	$11,879.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	6	$3,824.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Andrew Szczurowski, CFA(1)
Registered Investment Companies	6	$12,431.5	0	$0
Other Pooled Investment Vehicles	2	$93.3	0	$0
Other Accounts	0	$0	0	$0

Tara O’Brien
Registered Investment Companies	1	$2,098.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Kelley Gerrity	None
Catherine C. McDermott	None
Andrew Szczurowski, CFA	$10,001 - $50,000
Tara O’Brien	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Individual contribution and performance

•	Contribution to client objectives

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date: May 17, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date: May 17, 2024

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date: May 17, 2024